    Salomon Brothers
    Variable Series Funds Inc


   Annual
   Report
   2001

   DECEMBER 31, 2001

..  INVESTORS FUND


[GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Investors Fund ("Fund")/1/ for the year ended December 31, 2001. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of the performance and Fund holdings, along with the audited financial statements for the year ended December 31, 2001 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY

The Fund continues to focus on stocks with attractive valuations and favorable earnings growth prospects. And while no guarantees can be made, we are confident that our value strategy should continue to reward shareholders over time.

PERFORMANCE UPDATE

The Fund's shares returned negative 4.15%/2/ for the year ended December 31, 2001. In comparison, the Standard & Poor's 500 Index ("S&P 500")/3/ and the Lipper Inc. ("Lipper")/4/ peer group average of variable large-cap value funds returned negative 11.88% and negative 5.98%, respectively, for the same period.

MARKET REVIEW

The year started off on a positive note as investors reacted favorably to two U.S. Federal Reserve Board ("Fed") interest rate cuts in January, including a surprise cut in the first few days of 2001. However, the reality of a slowing economy and deteriorating corporate profits led to a decline in most major indices through March. After a brief rally in April and May, which was driven by additional interest rate cuts, the

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
4 Lipper is an independent mutual fund-tracking organization. The Fund's calculation of the Lipper peer group average includes the reinvestment of all capital gains and dividends without the effects of sales charges. Returns are based on a 12-month period as of December 31, 2001; calculated among 60 funds in the variable large-cap value fund category. Past performance is not indicative of future results.

major indices resumed their declines due to ongoing concerns about deteriorating corporate earnings. Weakness in the equity markets continued throughout the summer, culminating in the significant declines we saw after the events of September 11th. When the U.S. equity markets reopened on September 17th the major indices declined for five straight days but then subsequently staged a strong recovery through year-end. Cyclical stocks, in particular, drove the market's performance during this period. Aggressive monetary stimulus and prospects for significant fiscal stimulus encouraged investors to focus on economically sensitive stocks. The Fed's four additional interest rate cuts after September 11th brought the federal funds rate ("fed funds rate")/5 /to 1.75%, its lowest level in 40 years.

For the full year, cyclical stocks were the best performing sectors within the S&P 500 as a result of their strong fourth-quarter performance. The consumer cyclicals sector gained 24% for the year, followed by the basic materials group, which gained 6%. The utility, energy and technology sectors all had double-digit declines for the year. The utility sector performance was, of course, affected by the Enron debacle, which the Fund avoided. Energy stocks declined as the underlying commodity prices fell from historical high levels in the fourth quarter of 2000.

Despite a strong fourth-quarter performance, the major U.S. equity market indices finished down for the second year in a row. The S&P 500 gained more than 10% in the fourth quarter but ended the year down 11.88%. Similarly, the Nasdaq Composite Index ("Nasdaq")/6/ advanced a striking 30% in the December quarter but still closed the year down 21.05%. In recent years, we have seen a big disparity in the performance of value and growth indices. In 2001, the performance of the Standard & Poor's Barra Value Index ("S&P Barra Value")/7/ and the Standard & Poor's Barra Growth Index ("S&P Barra Growth")/8/ were similar, with the value index modestly outperforming its growth counterpart.

HIGHLIGHTS

Throughout much of the year, we took a two-pronged approach to managing the portfolio. On one hand, we added to defensive stocks, particularly in the consumer staples sector, where we saw valuation support and little downside from existing levels. One of these stocks, ConAgra Foods, Inc., was among our top 10 contributors for the year. We began to reduce our holdings in several of these defensive names in August and September as a result of their outperformance. On the other hand, we added modestly throughout the year to some higher-beta/9/ stocks, including selected technology and brokerage stocks that we thought would outperform as the market recovered. Many of these purchases paid off for the Fund in the fourth quarter.

--------
5 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
6 The Nasdaq is a market-value weighted index, which measures all securities listed on the NASDAQ stock market. Please note that an investor cannot invest directly in an index.
7 The S&P Barra Value is market-capitalization weighted index of stocks in the S&P 500 having lower price-to-book ratios. Please note that an investor cannot invest directly in an index.
8 The S&P Barra Growth is market-capitalization weighted index of stocks in the S&P 500 having higher price-to-book ratios. Please note than an investor cannot directly invest in an index.
9 Beta is a measure of the sensitivity of a stock's rate of return against that of the market as a whole. A beta greater than 1.0 indicates a volatility level which exceeds that of the overall market.

In terms of specific contributors during the year, the technology sector provided some of our best and worst performers. On the brighter side, Dell Computers Corp., Computer Associates International, Inc., International Business Machines Corp. and National Semiconductor Corp. all were among the top five contributors. We purchased several of these stocks at depressed valuations at the end of 2000 and have recently reduced our holdings in most of these names as a result of their recent outperformance. At the other end of the spectrum, Tellabs, Inc., Solectron Corp. and Compaq Computer Corp. were among the biggest detractors from performance. We continue to own Compaq Computer Corp. and are awaiting the outcome of the proposed merger with Hewlett-Packard Co.

Other top-ten contributors during the period came from a variety of sectors and included Bank of America Corp., Federated Department Stores, Inc., Canadian National Railway Co. and Target Corp. Some of the other stocks that held back performance included Safeway Inc., General Motors Corp., Class H Shares (Hughes Electronics Corp.), Honeywell International Inc. and The Bank of New York Co., Inc. We continue to own all of these stocks. Safeway Inc. has declined recently due to concerns of a price war in the grocery sector. We believe that the market is overreacting to these concerns and recently increased our Safeway Inc. position due to what we believe to be its strong management team and very attractive valuation.

OUTLOOK

Since the September lows, the U.S. equity markets have had a rapid recovery. As a result, we would not be surprised to see a near-term pullback. Although we expect an economic recovery in the second half of 2002, the market already appears to be discounting that notion. Corporate earnings growth should begin to accelerate throughout the year, but potential near-term earnings disappointments could lead to additional equity-market volatility.

As far as the portfolio goes, we have trimmed selected stocks that have rebounded quickly in the last several months and have redeployed those proceeds into shares of companies trading at more attractive valuations. The Fund is overweight versus the S&P 500 in financials and communications and underweight in healthcare, capital goods and technology. We will look for an opportunity to increase our energy exposure in the coming months as the stocks more fully reflect the weak near-term industry fundamentals. Overall, we continue to maintain our value discipline as we focus on identifying favorable entry points for attractive long-term returns.

We appreciate your investment with the Salomon Brothers Variable Investors Fund and we look forward to serving your financial needs in the years ahead.

Sincerely,

/s/ Heath B. McLendon                        /s/ John B. Cunningham

Heath B. McLendon                            John B. Cunningham
Chairman and President                       Vice President

January 14, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 5 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

The graph to the right depicts the performance of the Investors Fund versus the Standard & Poor's 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE INVESTORS FUND
 Comparison of $10,000 Investment in the Fund with Standard & Poor's 500 Index

                                    [CHART]

                                     Investors Fund      Standard & Poor's
                                                            500 Index

                           2/17/98      $10,000             $10,000
                           12/98         11,055              12,179
                           12/99         12,343              14,738
                           12/00         14,224              13,396
                           12/31/01      13,634              11,805

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                          Net Asset Value
                         -----------------
                         Beginning   End    Income   Capital Gain   Total
    Year Ended            of Year  of Year Dividends Distributions Returns+
    -----------------------------------------------------------------------
    12/31/01              $13.59   $12.79    $0.09       $0.16      (4.15)%
    -----------------------------------------------------------------------
    12/31/00               12.23    13.59     0.10        0.41      15.24
    -----------------------------------------------------------------------
    12/31/99               11.01    12.23     0.06        0.00      11.65
    -----------------------------------------------------------------------
    2/17/98* -- 12/31/98   10.00    11.01     0.05        0.00      10.55++
    -----------------------------------------------------------------------
    Total                                    $0.30       $0.57
    -----------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/01                (4.15)%
------------------------------------------
2/17/98* through 12/31/01           8.34
------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98* through 12/31/01                   36.34%
--------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 *  Commencement of operations.

          Schedule of Investments
          December 31, 2001



  Shares                         Security                            Value
------------------------------------------------------------------------------
COMMON STOCK -- 92.2%
Basic Industries -- 3.7%
   111,200 Alcoa Inc............................................ $   3,953,160
    56,900 The Dow Chemical Co..................................     1,922,082
    91,600 International Paper Co...............................     3,696,060
                                                                 -------------
                                                                     9,571,302
                                                                 -------------
Capital Goods -- 2.7%
   100,600 Honeywell International Inc..........................     3,402,292
    54,900 United Technologies Corp.............................     3,548,187
                                                                 -------------
                                                                     6,950,479
                                                                 -------------
Communications -- 10.3%
    58,600 ALLTEL Corp..........................................     3,617,378
   277,000 AT&T Corp............................................     5,024,780
   220,699 AT&T Wireless Services Inc...........................     3,171,445
   146,700 General Motors Corp., Class H Shares+................     2,266,515
   316,400 Genuity Inc.+........................................       499,912
    63,100 SBC Communications Inc...............................     2,471,627
   180,600 Sprint Corp..........................................     3,626,448
    94,300 Verizon Communications Inc...........................     4,475,478
   115,800 WorldCom, Inc. - WorldCom Group+.....................     1,630,464
                                                                 -------------
                                                                    26,784,047
                                                                 -------------
Consumer Cyclicals -- 6.6%
    59,200 Costco Wholesale Corp.+..............................     2,627,296
    39,300 Dollar General Corp..................................       585,570
   122,200 Federated Department Stores, Inc.+...................     4,997,980
   254,400 The Gap, Inc.........................................     3,546,336
    40,800 MGM Mirage Inc.+.....................................     1,177,896
    90,300 RadioShack Corp......................................     2,718,030
    32,200 Target Corp..........................................     1,321,810
                                                                 -------------
                                                                    16,974,918
                                                                 -------------
Consumer Non-Cyclicals -- 11.9%
   157,400 ConAgra Foods, Inc...................................     3,741,398
    74,000 Kimberly-Clark Corp..................................     4,425,200
    47,200 Kraft Foods Inc......................................     1,606,216
   176,900 Liberty Media Corp., Class A Shares+.................     2,476,600
   129,800 McDonald's Corp......................................     3,435,806
   136,500 The News Corp. Ltd., ADR.............................     3,611,790
    87,600 Philip Morris Cos. Inc...............................     4,016,460
    53,700 R.J. Reynolds Tobacco Holdings, Inc..................     3,023,310
   107,200 Safeway Inc.+........................................     4,475,600
                                                                 -------------
                                                                    30,812,380
                                                                 -------------
Energy -- 8.7%
    28,500 Amerada Hess Corp....................................     1,781,250
    95,400 Burlington Resources Inc.............................     3,581,316
   117,500 Conoco Inc., Class A Shares..........................     3,325,250
    45,700 PanCanadian Energy Corp..............................     1,188,200
    50,700 Royal Dutch Petroleum Co., NY Shares.................     2,485,314
    45,800 Total Fina SA ADR....................................     3,216,992
   133,900 Transocean Sedco Forex Inc...........................     4,528,498
    84,100 USX-Marathon Group Inc.*.............................     2,523,000
                                                                 -------------
                                                                    22,629,820
                                                                 -------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



  Shares                         Security                           Value
-----------------------------------------------------------------------------
Financial Services -- 24.7%
   118,000 American Express Co.................................. $  4,211,420
    31,000 American International Group, Inc....................    2,461,400
    48,000 Bank of America Corp.................................    3,021,600
    98,000 The Bank of New York Co., Inc........................    3,998,400
   111,400 FleetBoston Financial Corp...........................    4,066,100
    51,300 Freddie Mac..........................................    3,355,020
    45,000 The Goldman Sachs Group, Inc.........................    4,173,750
    68,100 Household International, Inc.........................    3,945,714
   117,400 Manulife Financial Corp..............................    3,059,444
    97,700 MBNA Corp............................................    3,439,040
    81,900 Merrill Lynch & Co., Inc.............................    4,268,628
    63,400 Morgan Stanley Dean Witter & Co......................    3,546,596
    23,800 Prudential Financial, Inc.+..........................      789,922
   199,100 U.S. Bancorp.........................................    4,167,163
   145,500 Waddell & Reed Financial, Inc., Class A Shares.......    4,685,100
   133,400 Washington Mutual, Inc...............................    4,362,180
    81,200 Wells Fargo & Co.....................................    3,528,140
    31,400 XL Capital Ltd., Class A Shares......................    2,868,704
                                                                 ------------
                                                                   63,948,321
                                                                 ------------
Healthcare -- 6.1%
   111,700 HCA Inc..............................................    4,304,918
    43,600 Merck & Co., Inc.....................................    2,563,680
   121,400 Novartis A.G. ADR....................................    4,431,100
    54,900 Pfizer Inc...........................................    2,187,765
    56,700 Pharmacia Corp.......................................    2,418,255
                                                                 ------------
                                                                   15,905,718
                                                                 ------------
Technology -- 13.1%
   148,500 3Com Corp.+..........................................      947,430
   350,600 Compaq Computer Corp.................................    3,421,856
    76,800 Computer Associates International, Inc...............    2,648,832
   182,700 Comverse Technology, Inc.+...........................    4,086,999
   124,700 Dell Computer Corp.+.................................    3,389,346
   133,100 Hewlett-Packard Co...................................    2,733,874
    28,200 Intel Corp...........................................      886,890
    26,400 International Business Machines Corp.................    3,193,344
   237,100 Motorola, Inc........................................    3,561,242
    75,100 National Semiconductor Corp.+........................    2,312,329
   117,200 Nokia Oyj, Sponsored ADR.............................    2,874,916
   308,700 Sun Microsystems, Inc.+..............................    3,797,010
                                                                 ------------
                                                                   33,854,068
                                                                 ------------
Transportation -- 1.3%
    56,900 Canadian National Railway Co.........................    2,747,132
    33,400 Canadian Pacific Ltd.................................      651,300
                                                                 ------------
                                                                    3,398,432
                                                                 ------------
Utilities -- 3.1%
   100,100 El Paso Corp.........................................    4,465,461
   134,600 The Williams Cos., Inc...............................    3,434,992
                                                                 ------------
                                                                    7,900,453
                                                                 ------------
           TOTAL COMMON STOCK (Cost -- $234,438,348)............  238,729,938
                                                                 ------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)


   Face
  Amount                          Security                           Value
------------------------------------------------------------------------------
REPURCHASE AGREEMENT -- 7.8%
$20,314,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at
             maturity -- $20,315,802; (Fully collateralized
             by U.S. Treasury Notes and Bonds, 6.000% to 9.125%
             due 5/15/09 to 8/15/20; Market value -- $20,720,367)
             (Cost -- $20,314,000)............................... $ 20,314,000
                                                                  ------------

            TOTAL INVESTMENTS -- 100%
            (Cost -- $254,752,348**)............................. $259,043,938
                                                                  ============

--------
 + Non-income producing security.
 * On January 2, 2002, USX-Marathon Group Inc. changed its name to Marathon Oil Corp.
 **Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviation used in this schedule:
   ____________________________________
   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2001


 ASSETS:
  Investments, at value (Cost -- $254,752,348)................... $259,043,938
  Receivable for Fund shares sold................................      158,156
  Dividends and interest receivable..............................      360,732
  Deferred organization costs....................................        7,057
                                                                  ------------
  Total Assets...................................................  259,569,883
                                                                  ------------
 LIABILITIES:
  Payable for Fund shares purchased..............................    3,964,766
  Payable for securities purchased...............................      374,760
  Management fee payable.........................................      144,890
  Administration fee payable.....................................        9,721
  Payable to bank................................................        2,590
  Accrued expenses...............................................      136,118
                                                                  ------------
  Total Liabilities..............................................    4,632,845
                                                                  ------------
 Total Net Assets................................................ $254,937,038
                                                                  ============
 NET ASSETS:
  Par value of capital shares.................................... $     19,938
  Capital paid in excess of par value............................  259,026,214
  Accumulated net realized loss from security transactions,
    options and foreign currencies...............................   (8,400,680)
  Net unrealized appreciation of investments and foreign
    currencies...................................................    4,291,566
                                                                  ------------
 Total Net Assets................................................ $254,937,038
                                                                  ============
 Shares Outstanding..............................................   19,938,357
                                                                  ------------
 Net Asset Value, per share......................................       $12.79
                                                                  ------------


                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2001


   INVESTMENT INCOME:
     Dividends................................................. $  3,097,528
     Interest..................................................      506,272
     Less: Foreign withholding tax.............................      (41,697)
                                                                ------------
     Total Investment Income...................................    3,562,103
                                                                ------------
   EXPENSES:
     Management fee (Note 2)...................................    1,425,682
     Administration fee (Note 2)...............................      101,834
     Audit and legal...........................................       39,500
     Shareholder communications................................       37,001
     Registration fees.........................................       25,000
     Custody...................................................       21,602
     Shareholder and system servicing fees.....................       10,999
     Amortization of deferred organization costs...............        6,279
     Directors' fees...........................................        4,250
     Other.....................................................        6,999
                                                                ------------
     Total Expenses............................................    1,679,146
                                                                ------------
   Net Investment Income.......................................    1,882,957
                                                                ------------

   REALIZED AND UNREALIZED LOSS ON INVESTMENTS, OPTIONS AND
   FOREIGN CURRENCIES (NOTES 3 AND 5):
     Realized Loss From:
      Security transactions (excluding short term securities)..   (6,251,857)
      Options purchased........................................     (291,827)
      Options written..........................................      (54,298)
      Foreign currency transactions............................         (153)
                                                                ------------
     Net Realized Loss.........................................   (6,598,135)
                                                                ------------
     Change in Net Unrealized Appreciation From:
      Security transactions....................................   (4,447,274)
      Foreign currency transactions............................          (24)
                                                                ------------
     Decrease in Net Unrealized Appreciation...................   (4,447,298)
                                                                ------------
   Net Loss on Investments, Options and Foreign Currencies.....  (11,045,433)
                                                                ------------
   Decrease in Net Assets From Operations...................... $ (9,162,476)
                                                                ============

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,



                                                        2001          2000
                                                    ------------  ------------
 OPERATIONS:
  Net investment income............................ $  1,882,957  $    941,722
  Net realized gain (loss).........................   (6,598,135)    6,336,017
  Increase (decrease) in net unrealized
    appreciation...................................   (4,447,298)    4,926,051
                                                    ------------  ------------
  Increase (Decrease) in Net Assets From
    Operations.....................................   (9,162,476)   12,203,790
                                                    ------------  ------------
 DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income............................   (1,895,869)     (939,796)
  Net realized gains...............................   (2,377,776)   (4,116,787)
                                                    ------------  ------------
  Decrease in Net Assets From Distributions to
    Shareholders...................................   (4,273,645)   (5,056,583)
                                                    ------------  ------------
 FUND SHARE TRANSACTIONS (NOTE 11):
  Net proceeds from sale of shares.................  138,936,939    89,774,409
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Jurika & Voyles Core Equity Portfolio
    (Note 9).......................................    4,416,692            --
  Net asset value of shares issued in connection
    with the transfer of the Travelers Series
    Trust -- Strategic Stock Portfolio (Note 9)....   11,788,660            --
  Net asset value of shares issued for
    reinvestment of dividends......................    4,273,645     5,056,583
  Cost of shares reacquired........................  (33,372,612)  (12,190,297)
                                                    ------------  ------------
  Increase in Net Assets From Fund Share
    Transactions...................................  126,043,324    82,640,695
                                                    ------------  ------------
 Increase in Net Assets............................  112,607,203    89,787,902
 NET ASSETS:
  Beginning of year................................  142,329,835    52,541,933
                                                    ------------  ------------
  End of year*..................................... $254,937,038  $142,329,835
                                                    ============  ============
 * Includes undistributed net investment income of:           --          $760
                                                    ============  ============



                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Investors Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital and secondarily current income. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of original issue or market discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of overdistributed net investment income and accumulated net realized loss amounting to $23,344 and $1,351,704, respectively, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under

Notes to Financial Statements
(continued)


the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.70% of its average daily net assets. This fee is calculated daily and paid monthly.

SBAM also acts as administrator to the Fund. As compensation for its services, the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor, replacing CFBDS, Inc. For the year ended December 31, 2001, there were no brokerage commissions paid to SSB and its affiliates.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases............................................. $198,821,778
                                                       ============
Sales................................................. $ 76,193,800
                                                       ============

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation......................... $ 20,346,416
Gross unrealized depreciation.........................  (16,054,826)
                                                       ------------
Net unrealized appreciation........................... $  4,291,590
                                                       ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call

Notes to Financial Statements
(continued)


option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 2001:

                                                       Number of
                                                       Contracts Premiums
                                                       --------- ---------
Options written, outstanding at December 31, 2000.....      187  $  19,703
Options written.......................................    1,867    361,396
Options canceled in closing purchase transactions.....     (952)  (203,274)
Options exercised.....................................     (761)  (141,817)
Options expired.......................................     (341)   (36,008)
                                                       --------  ---------
Options written, outstanding at December 31, 2001.....       --  $       0
                                                       ========  =========

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized

Notes to Financial Statements
(continued)


by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

9. Transfer of Net Assets

On October 26, 2001, the Fund acquired the assets and liabilities of the Travelers Series -- Jurika & Voyles Core Equity Portfolio and Strategic Stock Portfolio ("Portfolios") pursuant to a plan of reorganization approved by Portfolios' shareholders on October 22, 2001. Total shares issued by the Fund, the total net assets of the Portfolios and total net assets of the Fund on the date of the transfer were as follows:

                                                  Shares Issued Total Net Assets  Total Net Assets
Acquired Portfolio                                 by the Fund  of the Portfolios   of the Fund
------------------                                ------------- ----------------- ----------------
Jurika & Voyles Core Equity Portfolio............    361,431       $ 4,416,692      $216,265,246
Strategic Stock Portfolio........................    964,702        11,788,660       216,265,246

Total net assets of the Fund immediately after the transfer were $232,470,598. The transaction was structured to qualify as a tax-free reorganization under the Internal Revenue Code of 1986, as amended.

10. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $7,021,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                             2008       2009
                                                          ---------- ----------
Carryforward Amounts..................................... $1,353,000 $5,668,000
                                                          ========== ==========

11. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                     Year Ended        Year Ended
                                                  December 31, 2001 December 31, 2000
                                                  ----------------- -----------------
Shares sold......................................    10,452,052         6,754,880
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Jurika & Voyles Core Equity Portfolio
  (Note 9).......................................       361,431                --
Net asset value of shares issued in connection
  with the transfer of the Travelers Series
  Trust -- Strategic Stock Portfolio (Note 9)....       964,702                --
Shares issued on reinvestment of dividends.......       314,994           373,180
Shares reacquired................................    (2,631,785)         (946,316)
                                                     ----------         ---------
Net Increase.....................................     9,461,394         6,181,744
                                                     ==========         =========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                           2001     2000    1999   1998(1)
                                         --------  ------  ------  -------
    Net Asset Value, Beginning of Year..   $13.59  $12.23  $11.01   $10.00
                                         --------  ------  ------  -------
    Income (Loss) From Operations:
     Net investment income (2)..........     0.09    0.10    0.06     0.05
     Net realized and unrealized gain
       (loss)...........................    (0.64)   1.77    1.22     1.01
                                         --------  ------  ------  -------
    Total Income (Loss) From Operations.    (0.55)   1.87    1.28     1.06
                                         --------  ------  ------  -------
    Less Distributions From:
     Net investment income..............    (0.09)  (0.10)  (0.06)   (0.05)
     Net realized gains.................    (0.16)  (0.41)     --       --
     Capital............................       --      --      --    (0.00)*
                                         --------  ------  ------  -------
    Total Distributions.................    (0.25)  (0.51)  (0.06)   (0.05)
                                         --------  ------  ------  -------
    Net Asset Value, End of Year........   $12.79  $13.59  $12.23   $11.01
                                         ========  ======  ======  =======

 Total Return (3)....................    (4.15)%    15.24%   11.65%   10.55%++
 Net Assets, End of Year (000s)...... $254,937   $142,330  $52,542  $13,038
 Ratios to Average Net Assets:
  Expenses (2)(4)....................     0.82%      0.91%    0.98%    1.00%+
  Net investment income..............     0.92       1.10     0.91     1.14+
 Portfolio Turnover Rate.............       40%        65%      51%      62%

--------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for the year ended December 31, 1999 and the period ended
    December 31, 1998. In addition, SBAM reimbursed the Fund for $17,030 in expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                               Decrease in Net  Expense Ratios Without
                              Investment Income   Fee Waivers and/or
                                  Per Share     Expense Reimbursements
                              ----------------- ----------------------
          1999...............       $0.01                1.15%
          1998...............        0.04                2.07+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Variable Investors Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Investors Fund ("Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 11, 2002

          Additional Information
          (unaudited)


Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.

                                                                                                  Number of
                                                                                                 Investment
                                                                    Principal                     Companies
                                  Position(s) Term of Office*     Occupation(s)                in Fund Complex      Other
                                   Held with   and Length of       During Past                    Overseen      Directorships
Name, Address, and Age               Fund       Time Served          5 Years                     by Director   Held by Director
 ----------------------------     ----------- --------------- --------------------             --------------- ----------------

NON-INTERESTED DIRECTORS

Carol L. Colman                    Director        Since          Consultant,                         7         N/A
Colman Consulting Co., Inc.                        1998           Colman Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin                   Director        Since          Associate General                   7         N/A
Pfizer Inc.                                        1998           Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 55

INTERESTED DIRECTORS

Heath B. McLendon                  Director/       Since          Managing Director                  74         SBFM; TIA;
Salomon Smith Barney Inc.          Chairman        1998           of Salomon Smith                              The Travelers
125 Broad Street, 9th Floor        Also                           Barney Inc. ("SSB");                          Investment
New York, NY 10004                 serves as                      President and                                 Management
Age 68                             President                      Director of Smith                             Company;
                                                                  Barney Fund                                   Trustee-Drew
                                                                  Management LLC                                University;
                                                                  ("SBFM") and                                  Advisory
                                                                  Travelers                                     Director-
                                                                  Investment Adviser,                           M&T Bank
                                                                  Inc. ("TIA")

*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS

Lewis E. Daidone                   Executive       Since          Managing Director of               N/A        N/A
Salomon Smith Barney Inc.          Vice            1998           SSB; Chief Financial
125 Broad Street, 11th Floor       President                      Officer of the Smith
New York, NY 10004                 and                            Barney Mutual
Age 44                             Treasurer                      Funds; Director and
                                                                  Senior Vice
                                                                  President of SBFM
                                                                  and TIA

          Additional Information
          (unaudited) (continued)

                                                                             Number of
                                                                            Investment
                                                            Principal        Companies
                             Position(s) Term of Office   Occupation(s)   in Fund Complex      Other
                              Held with  and Length of     During Past       Overseen      Directorships
Name, Address, and Age          Fund      Time Served        5 Years        by Director   Held by Director
---------------------------- ----------- -------------- ----------------- --------------- ----------------

John B. Cunningham           Vice            Since      Managing Director       N/A             N/A
Salomon Brothers Asset       President       1998       of SBAM
  Management Inc ("SBAM")
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies            Executive       Since      Managing Director       N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

Beth A. Semmel               Executive       Since      Managing Director       N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

Peter J. Wilby               Executive       Since      Managing Director       N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

George J. Williamson         Executive       Since      Director of SBAM        N/A             N/A
SBAM                         Vice            1998
388 Greenwich Street         President
New York, NY 10013

Christina T. Sydor           Secretary       Since      Managing Director       N/A             N/A
Salomon Smith Barney Inc.                    1995       of SSB; General
300 First Stamford Place                                Counsel and
Stamford, CT 06902                                      Secretary of SBFM
Age 51                                                  and TIA

Anthony Pace                 Controller      Since      Director of SSB         N/A             N/A
Salomon Smith Barney Inc.                    1998
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

          Tax Information
          (unaudited)


For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

 . A corporate dividends received deduction of 64.18%.

 . Total long-term capital gain distributions paid of $692,165.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    10th Floor, MF-2
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc.
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                           [LOGO OF SALOMON BROTHERS]


                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

       [GRAPHIC OF Salomon Brothers
       Variable Series Funds Inc]


   Annual
   Report
   2001
   DECEMBER 31, 2001

..  CAPITAL FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Salomon Brothers Variable Capital Fund ("Fund")/1/ for the year ended December 31, 2001. This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and Fund holdings, along with the audited financial statements for the period ended December 31, 2001, can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

The Fund's shares returned 1.91% for the year ended December 31, 2001./2/ In comparison, the Russell 3000 Index ("Russell 3000")/3/ and the Standard and Poor's 500 Index ("S&P 500")/4/ returned negative 11.46% and negative 11.88%, respectively, for the same period. Past performance is not indicative of future results.

INVESTMENT OBJECTIVE AND STRATEGY

The Fund seeks capital appreciation through investments primarily in common stocks or securities convertible into common stocks. The Fund seeks to achieve its investment objective through investments in securities that are believed to have above-average price appreciation potential. The Fund invests primarily in stocks of U.S. companies. These companies may range in size from small cap to mega cap. The Fund may invest in seasoned, established companies, relatively small new companies, as well as new issues. Please note that such investments may also involve above-average risk.

The Fund's investment strategy is known as a broad market strategy. We attempt to find the best opportunities across the market, wherever they may

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company where the annuity premium (a set amount of dollars) is immediately turned into units of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub accounts. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The Russell 3000 measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Please note that an investor cannot invest directly in an index.
4 The S&P 500 is a market capitalization-weighted measure of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

be. It is an "all cap" or "multicap" strategy in that we invest in large-, small- and mid-size companies. Our strategy can also be characterized as a "style neutral" or "blend" portfolio in that we purchase both growth and value stocks./5/ In fact, one of our primary goals is to find out-of-favor value stocks that we think may blossom into growth stocks. These may include some of our best performers because we buy them when we believe they are inexpensive and hold them through the entire period of appreciation as the market recognizes their true potential.

Because the Fund owns some stocks from most categories, it has the opportunity to own some promising securities under most market conditions and our strategy can result in a unique, diversified portfolio of stocks. We think that these are two key advantages to our investment strategy./6/ During 2001 our top ten contributors to performance included three retailers, three technology companies, and food, telecommunications, chemical and biotechnology companies.

Another aspect of our core investment style is a "bottom-up"/7/ stock picking strategy. We focus on understanding a company's business, its strategy, its competitive position and its industry. We also determine if management is credible and has the right team to lead the company. Our financial analysis focuses on the company's resources to meet its goals, the consistency of the numbers to determine their quality (for instance, are receivables growing much faster than sales? -- a sign that current sales may overstate the long term trend) and is used as a framework for valuation and risk assessment. These and other factors are what drive our stock selection process. If we think that the risk and reward trade-off for a particular company's stock is favorable, we will generally invest.

As portfolio managers, we have a role in addition to stock picking; we need to put all the individual security selections into a portfolio that meets a set of investment objectives. We use tools such as diversification and position weighting to determine exactly how much of each security to own in the portfolio. For instance, in the Fund, our most favored stocks generally get high weightings. This strategy, known as high position concentration, can generate above-market return potential if executed properly.

--------
5 Growth investing focuses on the stocks of corporations that are exhibiting or are expected to exhibit faster-than-average growth within their industry. Value investing consists of identifying securities of companies that are believed to be undervalued in the market.
6 Of course, investor's shares may be worth less when redeemed than when purchased if our judgment about the attractiveness, relative value or potential appreciation of a particular sector or security proves to be incorrect.
7 Bottom-up investing is an asset management style that focuses on the analysis of individual stocks instead of basing decisions on economic or market trends.

At the same time, we always factor in excess risk. A stock that we believe to be a good idea, but that has a very high-risk profile, tends to get a lower weighting, such as 1% of the portfolio, in order to diversify risk and dampen portfolio volatility. And while no guarantees can be made, this way we look to take on individual risks on behalf of our shareholders while seeking to avoid an overly risky portfolio.

MARKET OVERVIEW AND OUTLOOK

The stock market spent most of 2001 in negative territory, with the S&P 500 declining 11.88% for the calendar year. The modest positive returns that the Fund provided our shareholders for the past year was not the most important part of the Fund's performance in 2001. Simply stated, the Fund did not lose money in a year that the market was down, just as it did not lose money in 2000, another year that the market declined overall. If one looks at the Fund from the peak of the S&P 500 on March 24, 2000 to the end of this year, the Fund appreciated almost 8%, compared to a 23% decline in the S&P 500 and a 23% decline for the benchmark Russell 3000. One of the keys to investment success is to protect as much of one's principal as possible when the markets decline. This leaves one in a well-capitalized position to benefit if the market resumes appreciating. The importance of 2001's results is that the Fund successfully avoided losing principal in a declining market.

Considering that the economy entered a recession in March 2001 and accelerated its decline after the tragic terrorist attacks of September 11th, we view the market's moderate decline as remarkably resilient. However, therein lies the problem. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remained high at the end of the year. We believe the stock market, which is forward-looking, is predicting an imminent and potentially vibrant economic recovery in the U.S. We believe that an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the U.S. Federal Reserve Board and U.S. Government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that most stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, we believe that if earnings do snap back sharply due to economic strength, interest rates will most likely rise significantly, pressuring the stock market.

What is an investor to do? In our opinion, the stock market's knowledge incorporates the bad news, but its year-end valuation is discounting the recovery. For 2002, we believe it will be most important to focus on risk/return trade-offs and individual company fundamentals. Our explanation for this view has to do with the current business and market environment: the

1990's were about growth and productivity enhancement, being invested in the stock market was more important than what you owned. But going forward, instead of counting on the economy to lift most stocks or for the market to rise to even higher valuations, we are going to try to identify key winners in a variety of industries as a strategy for generating returns.

As economic conditions are currently weak there is also an added level of execution risk for the companies we own. It is important to have a diversified group of investments as a hedge against this risk. We believe that to generate good returns in the current decade, the focus will be on things like market share gains, consolidation, more rational pricing, and using technology (such as the Internet) to increase efficiency. We believe that reasonably valued companies that can produce double-digit earnings growth will be good performers in 2002.

Some significant holdings in the Fund that may benefit from these factors include:

    . Safeway Inc., a leading grocery store chain that is generating market share gains, benefiting from industry consolidation and using technology to reduce costs/improve merchandising.

    . American International Group, Inc., an insurer generating market share gains and benefiting from better pricing.

    . AK Steel Holding Corp., a steel manufacturer that is poised to benefit from the consolidation and improved pricing brought about by the bankruptcy and liquidation of many of its competitors.

    . HCA Inc., the nation's largest hospital chain, is gaining market share in a consolidating industry and using technology to reduce its costs.

    . Dell Computer Corp., the leading Personal Computer (PC) company is benefiting from market share gains, industry consolidation, and use of technology to improve efficiency.

    . XL Capital Ltd., Class A Shares and PartnerRe Ltd. are reinsurance companies benefiting from more rational industry pricing.

    . Costco Wholesale Corp. is a leading retailer that is gaining market share by offering its customers a better value proposition.

Given the long term outlook of slower growth and more modest market returns, our positions in these stocks may vary significantly during the year based on the stock prices at that time.

There are three notable points to make regarding our overall investment strategy going forward. First, due to the growth of assets being managed pursuant to this investment strategy, it may be no longer feasible to initiate positions in many companies with market capitalizations of less than $1 billion. However, we do not believe that this will have much of an impact on the performance of the Fund. The average market cap of holdings in the Fund has been modestly increasing during the past two years and we expect this trend to continue. Second, the Fund is relatively defensively positioned, with 12.40% cash. This is not due to caution or bearishness, but rather a reflection of the near term difficulty in finding attractive risk/reward situations in the marketplace. In the years that we have managed the Fund, the past few months marks the first time we have maintained a cash position above 10% for more than a couple of days. We are confident that we will be able to get more invested in 2002 and have decided to accept having a higher-than-normal cash position, rather than take the risk of losing money on a forced investment. Third, even more than ever before, valuation counts.

You should expect the Fund to continue to apply its investment strategy consistently in the future. It is our philosophy that growth in recurring sales, cash flow and earnings drives stock prices up over time. It is our approach to invest in those companies that have these characteristics and our belief that if we are successful at finding these companies, the Fund can generate consistent returns regardless of the investment flavor of the moment. Of course, no assurances can be given that this will in fact occur.

Thank you for your investment in the Salomon Brothers Variable Capital Fund.

Sincerely,

/s/ Heath B. McLendon            /s/ Ross S. Margolies

Heath B. McLendon                Ross S. Margolies
Chairman and President           Executive Vice President

January 15, 2002

The information in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 7 through 9 for a list and percentage breakdown of the Fund's holdings. Also, please note any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

The following graph depicts the performance of the Capital Fund versus the Russell 3000 Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.


 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE CAPITAL FUND
 Comparison of $10,000 Investment in the Fund with the Russell 3000 Index

                                        [CHART]

                              Capital Fund        Russell 3000 Index
                              ------------        ------------------
            2/17/1998           $10,000                 $10,000
            6/98                 10,970                  10,932
            12/98                11,811                  11,788
            6/99                 13,373                  13,123
            12/99                14,420                  14,246
            6/00                 16,794                  14,382
            12/00                17,049                  13,184
            6/01                 17,987                  12,378
            12/31/2001           17,374                  11,674


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                               Net Asset Value
                              -----------------
                              Beginning   End    Income   Capital Gain   Total
Year Ended                     of Year  of Year Dividends Distributions Returns+
--------------------------------------------------------------------------------
12/31/01                       $15.10   $15.10    $0.10       $0.20       1.91%
--------------------------------------------------------------------------------
12/31/00                        13.67    15.10     0.08        0.96      18.24
--------------------------------------------------------------------------------
12/31/99                        11.57    13.67     0.07        0.39      22.08
--------------------------------------------------------------------------------
2/17/98* -- 12/31/98            10.00    11.57     0.09        0.15      18.12++
--------------------------------------------------------------------------------
Total                                             $0.34       $1.70
--------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

Year Ended 12/31/01                                                       1.91%
-------------------------------------------------------------------------------
2/17/98* through 12/31/01                                                15.35
-------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

2/17/98* through 12/31/01                                                73.74%
-------------------------------------------------------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
*  Commencement of operations.

          Schedule of Investments
          December 31, 2001



Shares                           Security                              Value
-------------------------------------------------------------------------------
COMMON STOCK -- 81.4%
Basic Industries -- 5.8%
299,700 AK Steel Holding Corp...................................... $ 3,410,586
 78,600 Alcoa Inc..................................................   2,794,230
 35,700 OM Group, Inc..............................................   2,362,983
232,800 PolyOne Corp...............................................   2,281,440
                                                                    -----------
                                                                     10,849,239
                                                                    -----------
Capital Goods -- 1.5%
 43,500 United Technologies Corp...................................   2,811,405
                                                                    -----------
Communications -- 8.0%
216,700 AT&T Corp..................................................   3,930,938
145,191 AT&T Wireless Services Inc.+...............................   2,086,395
192,900 Dobson Communications Corp., Class A Shares+...............   1,647,366
128,200 General Motors Corp., Class H Shares+......................   1,980,690
529,300 Genuity Inc.+..............................................     836,294
135,600 NTL Inc.+..................................................     127,464
173,302 UnitedGlobalCom, Inc., Class A Shares+.....................     866,510
 72,700 Verizon Communications Inc.................................   3,450,342
                                                                    -----------
                                                                     14,925,999
                                                                    -----------
Consumer Cyclicals -- 7.0%
108,600 Costco Wholesale Corp.+....................................   4,819,668
115,400 Federated Department Stores, Inc.+.........................   4,719,860
 10,971 Fine Host Corp.+++.........................................      87,768
 14,100 MGM Mirage Inc.+...........................................     407,067
 18,400 The Neiman Marcus Group, Inc., Class A Shares+.............     571,688
124,400 Staples, Inc.+.............................................   2,326,280
                                                                    -----------
                                                                     12,932,331
                                                                    -----------
Consumer Non-Cyclicals -- 16.5%
 18,100 ARAMARK Corp., Class B Shares+.............................     486,890
114,400 ConAgra Foods, Inc.........................................   2,719,288
130,400 Hormel Foods Corp..........................................   3,503,848
145,300 The Kroger Co.+............................................   3,032,411
146,200 Liberty Media Corp., Class A Shares+.......................   2,046,800
123,600 The News Corp. Ltd., ADR...................................   3,270,456
 67,700 Pathmark Stores, Inc.+.....................................   1,669,482
164,500 The Pepsi Bottling Group, Inc..............................   3,865,750
193,700 Safeway Inc.+..............................................   8,086,975
100,100 Sinclair Broadcast Group, Inc., Class A Shares+............     946,946
 34,400 Wendy's International, Inc.................................   1,003,448
                                                                    -----------
                                                                     30,632,294
                                                                    -----------
Energy -- 3.0%
 28,100 Paradigm Geophysical Ltd.+.................................     123,359
 43,600 SEACOR SMIT Inc.+..........................................   2,023,040
 58,000 Suncor Energy, Inc.........................................   1,910,520
120,600 Tesoro Petroleum Corp.+....................................   1,581,066
                                                                    -----------
                                                                      5,637,985
                                                                    -----------
Financial Services -- 15.5%
 78,400 American International Group, Inc..........................   6,224,960
 71,800 The Bank of New York Co., Inc..............................   2,929,440
     35 Berkshire Hathaway Inc., Class A Shares+...................   2,646,000
 92,600 FleetBoston Financial Corp.................................   3,379,900
 51,000 Mercantile Bankshares Corp.................................   2,195,040


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2001 (continued)



  Shares                         Security                             Value
-------------------------------------------------------------------------------
Financial Services -- 15.5% (continued)
   44,600 PartnerRe Ltd.......................................... $   2,408,400
   14,400 Prudential Financial, Inc.+............................       477,936
  139,350 Washington Mutual, Inc.................................     4,556,745
   42,700 XL Capital Ltd., Class A Shares........................     3,901,072
                                                                  -------------
                                                                     28,719,493
                                                                  -------------
Healthcare -- 14.5%
  134,000 Amersham PLC+..........................................     1,285,199
   32,700 Amersham PLC, Sponsored ADR............................     1,563,387
   58,500 Baxter International Inc...............................     3,137,355
  170,900 HCA Inc................................................     6,586,486
  206,900 Ligand Pharmaceuticals Inc., Class B Shares+...........     3,703,510
   92,800 Medarex, Inc.+.........................................     1,666,688
  179,000 Novartis AG, ADR.......................................     6,533,500
   57,200 Universal Health Services, Inc., Class B Shares+.......     2,447,016
                                                                  -------------
                                                                     26,923,141
                                                                  -------------
Technology -- 9.6%
  643,100 3Com Corp.+............................................     4,102,978
  141,800 Comverse Technology, Inc.+.............................     3,172,066
  108,100 Dell Computer Corp.+...................................     2,938,158
  287,100 i2 Technologies, Inc.+.................................     2,268,090
  102,600 Latitude Communications, Inc.+.........................       271,890
    2,700 Plantronics Inc.+......................................        69,228
  356,900 Redback Networks Inc.+.................................     1,409,755
  216,900 Sun Microsystems, Inc.+................................     2,676,546
  291,900 Viant Corp.+...........................................       487,473
   97,700 Visual Networks, Inc.+.................................       451,374
                                                                  -------------
                                                                     17,847,558
                                                                  -------------
          TOTAL COMMON STOCK
          (Cost -- $141,546,357).................................   151,279,445
                                                                  -------------
CONVERTIBLE PREFERRED STOCK -- 0.1%
Communications -- 0.1%
   26,800 UnitedGlobalCom, Inc., Series D+ (Cost -- $550,973)....       177,550
                                                                  -------------

  Face
 Amount
---------
CORPORATE BONDS -- 1.7%
Communications -- 1.7%
$ 600,000 NTL Inc., Series B, Sr. Notes, 10.000% due 2/15/07.....       207,000
4,651,000 United Pan-Europe Communications N.V., Series B, Sr.
           Discount Notes, (zero coupon until 8/1/04, 12.500%
           thereafter), due 8/1/09...............................       395,335
6,040,000 UnitedGlobalCom, Inc., Series B, Sr. Discount Notes,
           (zero coupon until 2/15/03, 10.750% thereafter), due
           2/15/08...............................................     1,781,800
          XO Communications, Inc., Sr. Notes:
  795,000  12.500% due 4/15/06+#*................................        99,375
2,530,000  9.000% due 3/15/08+#..................................       316,250
1,320,000  10.750% due 6/1/09+#..................................       171,600
  925,000  10.500% due 12/1/09+#.................................       111,000
                                                                  -------------
          TOTAL CORPORATE BONDS
          (Cost -- $4,748,558)...................................     3,082,360
                                                                  -------------


                      See Notes to Financial Statements.

          Schedule of Investments
          December 31, 2001 (continued)



   Face
  Amount                          Security                            Value
-------------------------------------------------------------------------------
CONVERTIBLE CORPORATE BONDS -- 1.7%
Communications -- 0.7 %
            NTL Inc.:
$   945,000  6.750% due 5/15/08.................................. $     314,213
  1,635,000  6.750% due 5/15/08*.................................       543,637
    990,000  7.000% due 12/15/08.................................        94,050
  2,645,000  5.750% due 12/15/09.................................       294,256
            XO Communications, Inc.:
  4,045,000  5.750% due 1/15/09+#................................        60,675
  1,435,000  5.750% due 1/15/09+#*...............................        21,525
                                                                  -------------
                                                                      1,328,356
                                                                  -------------
Energy -- 0.2%
  2,055,000 Friede Goldman Halter, Inc., 4.500% due 9/15/04+#....       441,825
                                                                  -------------

Technology -- 0.8%
  1,900,000 DoubleClick Inc., 4.750% due 3/15/06.................     1,524,750
                                                                  -------------
            TOTAL CONVERTIBLE CORPORATE BONDS
            (Cost -- $5,685,643).................................     3,294,931
                                                                  -------------
 Contracts
-----------
PURCHASED OPTIONS+ -- 0.0%
         69 S&P 500 Index, Put @ $1,125, Expire 1/19/02 (Cost --
             $70,587)............................................        76,935
                                                                  -------------
            SUB-TOTAL INVESTMENTS
            (Cost -- $152,602,118)...............................   157,911,221
                                                                  -------------
   Face
  Amount
-----------
REPURCHASE AGREEMENT -- 15.1%
$27,983,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at
             maturity -- $27,985,482; (Fully collateralized by
             U.S. Treasury Notes and Bonds, 6.000% to 9.125% due
             5/15/09 to 8/15/20; Market value -- $28,542,779)
             (Cost -- $27,983,000)...............................    27,983,000
                                                                  -------------
            TOTAL INVESTMENTS -- 100%(Cost -- $180,585,118**)....  $185,894,221
                                                                  =============

--------
+  Non-income producing security.
++ Security valued in accordance with fair valuation procedures.
#  Security is currently in default.
* Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
** Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:

   ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2001


ASSETS:
 Investments, at value (Cost -- $152,602,118)................... $157,911,221
 Repurchase agreement, at value (Cost -- $27,983,000)...........   27,983,000
 Cash...........................................................          760
 Receivable for Fund shares sold................................      560,533
 Receivable for securities sold.................................      257,036
 Dividends and interest receivable..............................      155,666
 Deferred organization costs....................................        7,056
                                                                 ------------
 Total Assets...................................................  186,875,272
                                                                 ------------

LIABILITIES:
 Payable for securities purchased...............................    5,857,806
 Management fee payable.........................................      122,524
 Payable for Fund shares purchased..............................        7,968
 Administration fee payable.....................................        7,097
 Accrued expenses...............................................       85,499
                                                                 ------------
 Total Liabilities..............................................    6,080,894
                                                                 ------------
Total Net Assets................................................ $180,794,378
                                                                 ============

NET ASSETS:
 Par value of capital shares.................................... $     11,973
 Capital paid in excess of par value............................  179,236,598
 Overdistributed net investment income..........................          (37)
 Accumulated net realized loss from security transactions,
   options and foreign currencies...............................   (3,763,259)
 Net unrealized appreciation of investments and options.........    5,309,103
                                                                 ------------
Total Net Assets................................................ $180,794,378
                                                                 ============
Shares Outstanding..............................................   11,972,669
                                                                 ------------
Net Asset Value, per share......................................       $15.10
                                                                 ------------



                      See Notes to Financial Statements.

          Statement of Operations

          For the Year Ended December 31, 2001

INVESTMENT INCOME:
 Interest......................................................... $ 1,369,595
 Dividends........................................................   1,086,761
 Less: Foreign withholding tax....................................      (8,763)
                                                                   -----------
 Total Investment Income..........................................   2,447,593
                                                                   -----------
EXPENSES:
 Management fee (Note 2)..........................................   1,032,125
 Administration fee (Note 2)......................................      60,713
 Audit and legal..................................................      35,500
 Custody..........................................................      33,599
 Shareholder communications.......................................      33,199
 Registration fees................................................      16,001
 Shareholder and system servicing fees............................      10,984
 Amortization of deferred organization costs......................       6,279
 Directors' fees..................................................       4,250
 Other............................................................       6,001
                                                                   -----------
 Total Expenses...................................................   1,238,651
 Less: Management fee waiver (Note 2).............................     (24,386)
                                                                   -----------
 Net Expenses.....................................................   1,214,265
                                                                   -----------
Net Investment Income.............................................   1,233,328
                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS AND
FOREIGN CURRENCIES (NOTES 3 AND 5):
 Realized Loss From:
   Security transactions (excluding short-term securities)........  (2,321,569)
   Options purchased..............................................    (977,816)
   Options written................................................    (345,927)
   Foreign currency transactions..................................      (1,561)
                                                                   -----------
 Net Realized Loss................................................  (3,646,873)
                                                                   -----------
 Change in Net Unrealized Appreciation of Investments and Options:
   Beginning of year..............................................   1,703,555
   End of year....................................................   5,309,103
                                                                   -----------
 Increase in Net Unrealized Appreciation..........................   3,605,548
                                                                   -----------
Net Loss on Investments, Options and Foreign Currencies...........     (41,325)
                                                                   -----------
Increase in Net Assets From Operations............................ $ 1,192,003
                                                                   ===========



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,



                                                                         2001         2000
                                                                     ------------  -----------
OPERATIONS:
  Net investment income............................................. $  1,233,328  $   351,417
  Net realized gain (loss)..........................................   (3,646,873)   4,477,637
  Increase in net unrealized appreciation...........................    3,605,548      356,049
                                                                     ------------  -----------
  Increase in Net Assets From Operations............................    1,192,003    5,185,103
                                                                     ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................   (1,224,644)    (350,127)
  Net realized gains................................................   (1,406,037)  (3,636,754)
                                                                     ------------  -----------
  Decrease in Net Assets From Distributions to Shareholders.........   (2,630,681)  (3,986,881)
                                                                     ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
  Net proceeds from sale of shares..................................  120,084,562   51,207,426
  Net asset value of shares issued for reinvestment of dividends....    2,630,681    3,986,881
  Cost of shares reacquired.........................................   (9,206,909)  (3,857,174)
                                                                     ------------  -----------
  Increase in Net Assets From Fund Share Transactions...............  113,508,334   51,337,133
                                                                     ------------  -----------
Increase in Net Assets..............................................  112,069,656   52,535,355

NET ASSETS:
  Beginning of year.................................................   68,724,722   16,189,367
                                                                     ------------  -----------
  End of year*...................................................... $180,794,378  $68,724,722
                                                                     ============  ===========
* Includes undistributed (overdistributed) net investment income of:        $(37)         $837
                                                                     ============  ===========



                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Organization and Significant Accounting Policies

Salomon Brothers Variable Capital Fund ("Fund") is a separate non-diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc. ("Series") whose primary investment objective is to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund had not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the capital accounts of the Fund to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $26,141 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five-year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.85% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2001, SBAM waived a portion of the management fee payable by the Fund amounting to $24,386.

Notes to Financial Statements
(continued)



SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor replacing CFBDS, Inc. For the year ended December 31, 2001, SSB did not receive any brokerage commissions.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.......................................................... $172,770,929
                                                                    ============
Sales.............................................................. $ 78,180,605
                                                                    ============

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...................................... $ 17,582,371
Gross unrealized depreciation......................................  (12,273,268)
                                                                    ------------
Net unrealized appreciation........................................ $  5,309,103
                                                                    ============

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund held purchased put options with a total cost of $70,587.

Notes to Financial Statements
(continued)



When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

The following written call option transactions occurred during the year ended December 31, 2001:

                                                              Number of
                                                              Contracts Premiums
                                                              --------- --------
Options written, outstanding at December 31, 2000............     29    $ 2,994
Options canceled in closing purchase transactions............    (29)    (2,994)
                                                                 ---    -------
Options written, outstanding at December 31, 2001............     --    $     0
                                                                 ===    =======

The following written put option transactions occurred during the year ended December 31, 2001:

                                                            Number of
                                                            Contracts Premiums
                                                            --------- ---------
Options written, outstanding at December 31, 2000..........     --    $       0
Options written............................................    303      251,560
Options canceled in closing purchase transactions..........   (237)    (198,960)
Options expired............................................    (66)     (52,600)
                                                              ----    ---------
Options written, outstanding at December 31, 2001..........     --    $       0
                                                              ====    =========

6. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash and other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)



7. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") or other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any TBA securities.

8. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash and other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

9. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $535,000 of unused capital loss carryforwards available to offset future capital gains expiring December 31, 2009. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

10. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                     Year Ended        Year Ended
                                                  December 31, 2001 December 31, 2000
                                                  ----------------- -----------------
Shares sold......................................     7,875,015         3,356,210
Shares issued on reinvestment of dividends.......       168,112           266,660
Shares reacquired................................      (621,161)         (256,549)
                                                      ---------         ---------
Net Increase.....................................     7,421,966         3,366,321
                                                      =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                               2001     2000     1999    1998(1)
                                             --------  -------  -------  -------
Net Asset Value, Beginning of Year..........   $15.10   $13.67   $11.57  $10.00
                                             --------  -------  -------  ------
Income From Operations:
 Net investment income (2)..................     0.10     0.08     0.07    0.09
 Net realized and unrealized gain...........     0.20     2.39     2.49    1.72
                                             --------  -------  -------  ------
 Total Income From Operations...............     0.30     2.47     2.56    1.81
                                             --------  -------  -------  ------
Less Distributions From:
 Net investment income......................    (0.10)   (0.08)   (0.07)  (0.09)
 Net realized gains.........................    (0.20)   (0.96)   (0.39)  (0.15)
                                             --------  -------  -------  ------
 Total Distributions........................    (0.30)   (1.04)   (0.46)  (0.24)
                                             --------  -------  -------  ------
Net Asset Value, End of Year................   $15.10   $15.10   $13.67  $11.57
                                             ========  =======  =======  ======
Total Return (3)............................     1.91%   18.24%   22.08%  18.12%++
Net Assets, End of Year (000s).............. $180,794  $68,725  $16,189  $4,290
Ratios to Average Net Assets:
 Expenses (2)(4)............................     1.00%    1.00%    1.00%   1.00%+
 Net investment income......................     1.02     0.88     0.99    1.35+
Portfolio Turnover Rate.....................       72%      98%     119%    116%

--------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a portion of its management fees for each of the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $13,177 and $33,776 in expenses for the year ended December 31, 1999 and the period ended December 31, 1998, respectively. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                 Decrease in
                            Net Investment Income Expense Ratios Without Fee
                                  Per Share       Waivers and Reimbursement
                            --------------------- --------------------------
    2001...................         $0.00*                   1.02%
    2000...................          0.02                    1.27
    1999...................          0.06                    1.99
    1998...................          0.15                    3.26+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

          Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Variable Capital Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Capital Fund ("Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2002

--------------------------------------------------------------------------------


Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

    .  A corporate dividends received deduction of 42.21%.

    .  Total long-term capital gain distributions paid of $285,438.

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.

                                                                                 Number of
                                                                                Investment
                                                              Principal          Companies
                            Position(s) Term of Office*     Occupation(s)     in Fund Complex      Other
                             Held with   and Length of       During Past         Overseen      Directorships
  Name, Address, and Age       Fund       Time Served          5 Years          by Director   Held by Director
--------------------------- ----------- --------------- --------------------- --------------- ----------------
NON-INTERESTED DIRECTORS
Carol L. Colman             Director         Since      Consultant, Colman           7              N/A
Colman Consulting Co., Inc.                  1998       Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin            Director         Since      Associate General            7              N/A
Pfizer Inc.                                  1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 55

INTERESTED DIRECTORS
Heath B. McLendon           Director/        Since      Managing Director           74         SBFM; TIA;
Salomon Smith Barney Inc.   Chairman         1998       of Salomon Smith                       The Travelers
125 Broad Street, 9th Floor Also serves                 Barney Inc. ("SSB");                   Investment
New York, NY 10004          as                          President and                          Management
Age 68                      President                   Director of Smith                      Company;
                                                        Barney Fund                            Trustee --
                                                        Management LLC                         Drew
                                                        ("SBFM") and                           University;
                                                        Travelers Investment                   Advisory
                                                        Adviser, Inc. ("TIA")                  Director --
                                                                                               M&T Bank

* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

          Additional Information
          (unaudited) (continued)

                                                                                Number of
                                                                               Investment
                                                             Principal          Companies
                             Position(s) Term of Office    Occupation(s)     in Fund Complex      Other
                              Held with  and Length of      During Past         Overseen      Directorships
   Name, Address, and Age       Fund      Time Served         5 Years          by Director   Held by Director
---------------------------- ----------- -------------- -------------------- --------------- ----------------
OFFICERS
Lewis E. Daidone             Executive       Since      Managing Director of       N/A             N/A
Salomon Smith Barney Inc.    Vice            1998       SSB; Chief Financial
125 Broad Street, 11th Floor President                  Officer of the Smith
New York, NY 10004           and                        Barney Mutual
Age 44                       Treasurer                  Funds; Director and
                                                        Senior Vice
                                                        President of SBFM
                                                        and TIA

John B. Cunningham           Vice            Since      Managing Director of       N/A             N/A
Salomon Brothers Asset       President       1998       SBAM
  Management Inc ("SBAM")
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies            Executive       Since      Managing Director          N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

Beth A. Semmel               Vice            Since      Managing Director          N/A             N/A
SBAM                         President       1998       of SBAM
388 Greenwich Street
New York, NY 10013

Peter J. Wilby               Executive       Since      Managing Director          N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

George J. Williamson         Executive       Since      Director of SBAM           N/A             N/A
SBAM                         Vice            1998
388 Greenwich Street         President
New York, NY 10013

Christina T. Sydor           Secretary       Since      Managing Director          N/A             N/A
Salomon Smith Barney Inc.                    1995       of SSB; General
300 First Stamford Place                                Counsel and
Stamford, CT 06902                                      Secretary of SBFM
Age 51                                                  and TIA

Anthony Pace                 Controller      Since      Director of SSB            N/A             N/A
Salomon Smith Barney Inc.                    1998
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLC
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN

DANIEL P. CRONIN

HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Adviser, Inc.

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

       Salomon Brothers
       Variable Series Funds Inc


   Annual
   Report
   2001
   DECEMBER 31, 2001

..  TOTAL RETURN FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Total Return Fund ("Fund")/1/ for the year ended December 31, 2001. This letter discusses general economic and market conditions as well as major Fund developments during the reporting period. A detailed summary of the performance and Fund holdings, along with the audited financial statements for the year ended December 31, 2001 can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

PERFORMANCE UPDATE

For the year ended December 31, 2001, the Fund returned negative 0.80%/2/. In comparison, the Salomon Smith Barney Broad Investment Grade Bond Index ("SSB BIG Bond Index")/3/ and the Standard & Poor's 500 Index ("S&P 500")/4/ returned 8.52% and negative 11.88%, respectively, for the same period. In addition, a return for a hypothetical index consisting of a 50% weighting of the SSB BIG Bond Index and 50% weighting of the S&P 500 returned negative 1.63% for the same period./5/ Past performance is not indicative of future results.

MARKET OVERVIEW AND OUTLOOK

For most of 2001, the stock market was under pressure due to continued deflation of the technology bubble, recession worries and the terrorist attacks of September 11th. With the U.S. Federal Reserve Board ("Fed") lowering key interest rates 11 times over the period, and investors anticipating an economic recovery, the market rallied in the last quarter. We ended the year with the portfolio weighted more towards stocks, with a view that the monetary easing and an improving economic outlook would create a positive environment for corporate profits.



--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The SSB BIG Bond Index includes institutionally traded U.S. Treasury Bonds, government-sponsored bonds (U.S. Agency and supranational), mortgage-backed securities and corporate securities. Please note that an investor cannot invest directly in an index.
4 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.
5 The 50% SSB BIG Bond Index and 50% S&P 500 consists of domestic corporate, government and agency securities and 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

The U.S. economy has shown little growth since March 2001, and is currently in a mild recession. There is a risk of negative gross domestic product ("GDP")/6/ growth for a couple of quarters, but our forecast is for positive GDP growth to resume in 2002. The Fed has responded aggressively to the current economic stresses. During 2001, the Fed lowered its target for the federal funds rate by 475 basis points to 1.75%. Additionally, recent tax cuts plus increased government spending should also begin to have a positive impact on growth. Thus, it now appears that given the large size of the monetary and fiscal stimulus now on the table, the economic recovery, although delayed, is likely to be a fairly vigorous one. At this level, monetary policy should be accommodating enough to support recovery in business investment and manufacturing during 2002. We anticipate that the market will advance at a moderate pace in 2002.

PORTFOLIO UPDATE

We believe the primary reasons for the Fund's outperformance versus the benchmark was an under weighting in technology stocks, and overall stock selection. Some of the stocks added during the year for their reasonably priced growth include: News Corporation with its global media holdings, HCA Inc., a growing hospital management company, Costco Wholesale Corp., a leading wholesale discount retailer, and Berkshire Hathaway with its insurance operation where premiums are rapidly rising. Stocks reduced or sold because of extended valuations include ConAgra Foods Inc., Pepsi Bottling Group Inc., and Avon Products. NTL Inc. was reduced on concerns about financial over-leverage.

Thank you for your investment with the Salomon Brothers Variable Total Return Fund.
Sincerely,

/s/ Heath B. McLendon         /s/ George J. Williamson

Heath B. McLendon             George J. Williamson
Chairman and President        Executive Vice President

January 14, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 4 through 7 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is of December 31, 2001 and is subject to change.

--------
6 GDP is the market value of goods and services produced by labor and property in the U.S.

The following graph depicts the performance of the Total Return Fund versus the Salomon Smith Barney ("SSB") Broad Investment-Grade Bond Index, the Standard & Poor's ("S&P") 500 Index and the 50% SSB Broad Investment-Grade Bond and 50% S&P 500 Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for direct investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE TOTAL RETURN FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney Broad Investment-Grade Bond Index, Standard & Poor's 500 Index and 50% Salomon Smith Barney Broad Investment-Grade Bond and 50% Standard & Poor's 500 Index

                                    [GRAPH]

                                                         50% SSB Broad
                                SSB Broad               Investment-Grade
              Total Return   Investment-Grade  S&P 500    Bond and 50%
                  Fund          Bond Index      Index    S&P 500 Index
              ------------  -----------------  -------  ----------------
    2/17/98     $10,000          $10,000       $10,000      $10,000
    12/98        10,583           10,741        12,177       11,459
    12/99        10,666           10,651        14,733       12,692
    12/00        11,509           11,886        13,388       12,637
    12/31/01     11,417           12,897        11,794       12,346


Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain    Return    Total
Year Ended             of Year  of Year Dividends Distributions of Capital Returns+
-----------------------------------------------------------------------------------
12/31/01               $10.70   $10.39    $0.22       $0.00       $0.00     (0.80)%
-----------------------------------------------------------------------------------
12/31/00                10.23    10.70     0.34        0.00        0.00      7.90
-----------------------------------------------------------------------------------
12/31/99                10.40    10.23     0.24        0.00*       0.01      0.78
-----------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00    10.40     0.15        0.03        0.00      5.83++
-----------------------------------------------------------------------------------
Total                                     $0.95       $0.03       $0.01
-----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

 Year Ended 12/31/01                                                    (0.80)%
 ------------------------------------------------------------------------------
 2/17/98** through 12/31/01                                              3.48
 ------------------------------------------------------------------------------

 Cumulative Total Return+ (unaudited)

 2/17/98** through 12/31/01                                             14.17%
 -----------------------------------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
++ Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          December 31, 2001



     Shares                       Security                        Value
    --------------------------------------------------------------------------
    COMMON STOCK -- 47.4%

    Basic Industries -- 1.7%
        5,300 Alcoa Inc....................................... $    188,415
       13,400 International Paper Co..........................      540,690
                                                               ------------
                                                                    729,105
                                                               ------------
    Capital Goods -- 1.3%

        6,300 General Electric Co.............................      252,504
        2,100 Honeywell International Inc.....................       71,022
        3,900 United Technologies Corp........................      252,057
                                                               ------------
                                                                    575,583
                                                               ------------
    Communications -- 3.4%

       22,800 AT&T Corp.......................................      413,592
        4,408 AT&T Wireless Services Inc. (a).................       63,343
       12,900 General Motors Corp., Class H Shares (a)........      199,305
       21,300 Genuity Inc. (a)................................       33,654
       16,600 NTL Inc. (a)....................................       15,604
        5,800 SBC Communications Inc..........................      227,186
        9,852 Verizon Communications Inc......................      467,576
                                                               ------------
                                                                  1,420,260
                                                               ------------
    Consumer Cyclicals -- 4.2%

       18,800 Costco Wholesale Corp. (a)......................      834,344
        1,174 DaimlerChrysler AG..............................       48,921
        2,300 Eastman Kodak Co................................       67,689
       15,100 Federated Department Stores, Inc. (a)...........      617,590
       10,700 Staples, Inc. (a)...............................      200,090
                                                               ------------
                                                                  1,768,634
                                                               ------------
    Consumer Non-Cyclicals -- 12.2%

        5,200 Anheuser-Busch Companies, Inc...................      235,092
        7,300 The Coca-Cola Co................................      344,195
        8,600 Coca-Cola Enterprises Inc.......................      162,884
       11,100 The Gillette Co.................................      370,740
        3,900 H.J. Heinz Co...................................      160,368
        6,800 Hormel Foods Corp...............................      182,716
        2,200 Kimberly-Clark Corp.............................      131,560
        7,900 Liberty Media Corp., Class A Shares (a).........      110,600
        9,400 McDonald's Corp.................................      248,818
       27,000 The News Corp. Ltd., Sponsored ADR Preferred....      714,420
       22,600 The Pepsi Bottling Group, Inc...................      531,100
        6,500 PepsiCo, Inc....................................      316,485
        4,000 The Procter & Gamble Co.........................      316,520
       27,500 Safeway Inc. (a)................................    1,148,125
        5,400 Sara Lee Corp...................................      120,042
                                                               ------------
                                                                  5,093,665
                                                               ------------
    Energy  -- 3.1%

        1,400 Amerada Hess Corp...............................       87,500
        1,900 BP Amoco PLC, Sponsored ADR.....................       88,369
       10,300 Diamond Offshore Drilling, Inc..................      313,120
        3,400 Exxon Mobil Corp................................      133,620
        1,800 Royal Dutch Petroleum Co........................       88,236
        2,700 Schlumberger Ltd................................      148,365
       13,200 Transocean Sedco Forex Inc......................      446,424
                                                               ------------
                                                                  1,305,634
                                                               ------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



      Shares                      Security                        Value
     ------------------------------------------------------------------------
     Financial Services -- 7.7%

        8,200 The Allstate Corp............................... $   276,340
        2,100 American International Group, Inc...............     166,740
        5,378 Bank of America Corp............................     338,545
       15,000 The Bank of New York Co., Inc...................     612,000
          229 Berkshire Hathaway Inc., Class B Shares (a).....     578,225
        2,200 The Chubb Corp..................................     151,800
        1,700 CIGNA Corp......................................     157,505
        9,000 FleetBoston Financial Corp......................     328,500
        4,800 Horace Mann Educators Corp......................     101,856
        5,700 J.P. Morgan Chase & Co..........................     207,195
        2,000 Mercantile Bankshares Corp......................      86,080
        2,200 SunTrust Banks, Inc.............................     137,940
        3,100 Wachovia Corp...................................      97,216
                                                               -----------
                                                                 3,239,942
                                                               -----------
     Healthcare -- 8.7%

       12,100 Abbott Laboratories.............................     674,575
        3,300 American Home Products Corp.....................     202,488
        1,500 Bausch & Lomb Inc...............................      56,490
        3,900 Baxter International Inc........................     209,157
        2,700 Bristol-Myers Squibb Co.........................     137,700
       18,500 HCA Inc.........................................     712,990
        5,400 Johnson & Johnson...............................     319,140
        4,400 Merck & Co., Inc................................     258,720
       12,300 Novartis AG ADR.................................     448,950
       10,400 Pfizer Inc......................................     414,440
        4,370 Pharmacia Corp..................................     186,380
          270 Zimmer Holdings, Inc. (a).......................       8,246
                                                               -----------
                                                                 3,629,276
                                                               -----------
     Technology -- 4.4%

        2,200 Alcatel SA, Sponsored ADR.......................      36,410
       20,900 Compaq Computer Corp............................     203,984
        2,000 Intel Corp......................................      62,900
        8,800 International Business Machines Corp............   1,064,448
        2,800 Lucent Technologies Inc.........................      17,612
        1,900 Microsoft Corp. (a).............................     125,913
       20,800 Motorola, Inc...................................     312,416
                                                               -----------
                                                                 1,823,683
                                                               -----------
     Transportation -- 0.4%

        2,700 Canadian National Railway Co....................     130,356
          600 United Parcel Services, Inc., Class B Shares....      32,700
                                                               -----------
                                                                   163,056
                                                               -----------
     Utilities -- 0.3%

        2,500 American Electric Power Co., Inc................     108,825
                                                               -----------
              TOTAL COMMON STOCK
              (Cost -- $20,003,139)...........................  19,857,663
                                                               -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                                         Security                                          Value
-----------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 21.0%

           U.S. Treasury Notes:
$  300,000  4.625% due 5/15/06.................................................................. $  304,275
   250,000  6.000% due 8/15/09 (b)..............................................................    266,590
 1,000,000  5.750% due 8/15/10 (b)..............................................................  1,050,070
           U.S. Treasury Bonds:
   500,000  6.125% due 8/15/29 (b)..............................................................    530,820
   200,000  6.250% due 5/13/30 (b)..............................................................    216,710
   150,000  5.375% due 2/15/31..................................................................    147,937
   450,000 Federal Home Loan Mortgage Corp. (FHLMC), 6.250% due 7/15/04.........................    478,125
           Federal National Mortgage Association (FNMA):
   450,000  6.250% due 2/1/11...................................................................    458,438
    67,550  7.000% due 7/1/15...................................................................     69,956
   360,087  6.500% due 7/1/28...................................................................    361,999
   141,530  7.000% due 2/1/29...................................................................    144,846
   407,809  8.000% due 1/1/31...................................................................    427,049
   171,403  7.500% due 3/1/31...................................................................    176,974
   425,000  6.000% due 30 years (c)(d)..........................................................    415,438
 2,547,000  6.500% due 30 years (c)(d)..........................................................  2,547,790
   760,000  7.000% due 30 years (c)(d)..........................................................    774,486
   400,000  7.500% due 30 years (c)(d)..........................................................    412,748
                                                                                                 ----------
           TOTAL U.S. GOVERNMENT AGENCIES AND OBLIGATIONS(Cost -- $8,557,504)...................  8,784,251
                                                                                                 ----------
CORPORATE BONDS AND NOTES -- 9.3%

Consumer Cyclicals -- 0.8%
   125,000 Safeway Inc., Debentures, 7.250% due 2/1/31..........................................    131,875
   200,000 Wal-Mart Stores, Inc., Notes, 7.550% due 2/15/30 (b).................................    230,250
                                                                                                 ----------
                                                                                                    362,125
                                                                                                 ----------
Energy -- 0.8%

   175,000 Devon Financing Corp., Notes, 6.875% due 9/30/11 (e).................................    171,500
   150,000 Dominion Fiber Ventures, Secured Notes, 7.050% due 3/15/05 (b)(e)....................    153,187
                                                                                                 ----------
                                                                                                    324,687
                                                                                                 ----------
Financial/Leasing -- 3.7%

   275,000 Bank of America Corp., Sr. Notes, 7.400% due 1/15/11.................................    295,281
    75,000 Fremont General Corp., Series B, Sr. Notes, 7.700% due 3/17/04.......................     61,875
   275,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11...........................    269,844
   200,000 Household Finance Corp., Notes, 8.000% due 7/15/10...................................    215,750
   125,000 Qwest Capital Funding, Notes, 7.000% due 8/3/09......................................    121,563
   300,000 Standard Chartered Bank, 8.000% due 5/30/31 (b)(e)...................................    306,000
   300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due 5/15/11 (b).................    308,625
                                                                                                 ----------
                                                                                                  1,578,938
                                                                                                 ----------
Manufacturing -- 1.0%

   275,000 General Electric Cap Corp., Series A, Global Medium-Term Notes, 6.125% due 2/22/11...    279,812
   125,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03............................    127,344
                                                                                                 ----------
                                                                                                    407,156
                                                                                                 ----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                                      Security                                        Value
-------------------------------------------------------------------------------------------------------
Media and Telecommunications -- 1.4%
$  150,000 Cox Communications, Inc., Notes, 7.750% due 11/1/10............................ $    160,500
   150,000 France Telecom, Notes, 7.200% due 3/1/06 (e)...................................      159,375
   275,000 Viacom Inc., Notes, 6.625% due 5/15/11.........................................      280,156
                                                                                           ------------
                                                                                                600,031
                                                                                           ------------
Services and Other -- 0.4%
   150,000 Cendant Corp., 7.750% due 12/1/03 (b)..........................................      152,625
                                                                                           ------------
Transportation -- 0.8%
   125,000 CSX Corp., Debentures, 7.950% due 5/1/27.......................................      138,281
   198,215 US Airways, Series 2000-3G Pass Through Trust, 7.890% due 3/1/19...............      201,180
                                                                                           ------------
                                                                                                339,461
                                                                                           ------------
Utilities -- 0.4%
   150,000 The Williams Cos. Inc., Notes, 6.750% due 1/15/06..............................      151,875
                                                                                           ------------
           TOTAL CORPORATE BONDS AND NOTES
           (Cost -- $3,906,662)...........................................................    3,916,898
                                                                                           ------------
ASSET-BACKED SECURITIES -- 0.9%
   250,000 Prime Credit Card Master Trust, Series 2000-1, Class A, 6.700% due 10/15/09....      264,333
   105,980 Soundview Home Equity Loan Trust, Series 2000-1, Class A1F, 8.640% due 5/25/30.      112,798
                                                                                           ------------
           TOTAL ASSET-BACKED SECURITIES
           (Cost -- $355,803).............................................................      377,131
                                                                                           ------------
COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.5%
    75,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C, 7.350% due 8/17/13...       77,889
   125,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class A2, 6.780% due
            4/15/09.......................................................................      130,874
                                                                                           ------------
           TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
           (Cost -- $195,219).............................................................      208,763
                                                                                           ------------
           SUB-TOTAL INVESTMENTS
           (Cost -- $33,018,327)..........................................................   33,144,706
                                                                                           ------------
REPURCHASE AGREEMENTS -- 20.9%
 4,000,000 J.P. Morgan Chase & Co., 1.500% due 1/2/02; Proceeds at maturity -- $4,000,333;
            (Fully collateralized by U.S. Treasury Bills, due 11/15/02; Market
            value -- $4,083,531) (b)......................................................    4,000,000
 4,760,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at maturity -- $4,760,422; (Fully collateralized by U.S. Treasury Notes & Bonds, 6.000% to 9.125% due 5/15/02 to
            8/15/20; Market value -- $4,855,220)..........................................    4,760,000
                                                                                           ------------
           TOTAL REPURCHASE AGREEMENTS(Cost -- $8,760,000)................................    8,760,000
                                                                                           ------------
           TOTAL INVESTMENTS -- 100%(Cost -- $41,778,327*)................................  $41,904,706
                                                                                           ============

--------
(a) Non-income producing security.
(b) Securities with an aggregate market value of $4,910,203 are segregated as collateral for mortgage dollar rolls.
(c) Mortgage dollar roll (See Note 9).
(d) Security is issued on a to-be-announced basis (See Note 8).
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviation used in this schedule:
   -------------------
    ADR -- American Depository Receipt.


                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2001



 ASSETS:
  Investments, at value (Cost -- $33,018,327).................... $33,144,706
  Repurchase agreements, at value (Cost -- $8,760,000)...........   8,760,000
  Cash...........................................................         984
  Receivable for Fund shares sold................................      28,188
  Dividends and interest receivable..............................     186,611
  Deferred organization costs....................................       7,056
                                                                  -----------
  Total Assets...................................................  42,127,545
                                                                  -----------

 LIABILITIES:
  Payable for securities purchased...............................   4,145,576
  Management fee payable.........................................      20,571
  Payable for Fund shares purchased..............................       2,636
  Administration fee payable.....................................       1,530
  Accrued expenses...............................................      70,796
                                                                  -----------
  Total Liabilities..............................................   4,241,109
                                                                  -----------
  Total Net Assets............................................... $37,886,436
                                                                  ===========

 NET ASSETS:
  Par value of capital shares.................................... $     3,647
  Capital paid in excess of par value............................  38,378,363
  Undistributed net investment income............................       4,705
  Accumulated net realized loss from security transactions.......    (626,658)
  Net unrealized appreciation of investments.....................     126,379
                                                                  -----------
  Total Net Assets............................................... $37,886,436
                                                                  ===========
 Shares Outstanding..............................................   3,647,336
                                                                  -----------
 Net Asset Value, per share......................................      $10.39
                                                                  -----------



                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2001


INVESTMENT INCOME:
  Interest........................................................................ $  886,278
  Dividends.......................................................................    245,637
  Less: Foreign withholding tax...................................................     (2,639)
   Interest expense...............................................................     (4,042)
                                                                                   ----------
  Total Investment Income.........................................................  1,125,234
                                                                                   ----------
EXPENSES:
  Management fee (Note 2).........................................................    262,255
  Shareholder communications......................................................     29,941
  Audit and legal.................................................................     25,602
  Administration fee (Note 2).....................................................     16,391
  Shareholder and system servicing fees...........................................     13,593
  Amortization of deferred organization costs.....................................      6,279
  Custody.........................................................................      5,565
  Registration fees...............................................................      4,655
  Directors' fees.................................................................      4,250
  Other...........................................................................      4,998
                                                                                   ----------
  Total Expenses..................................................................    373,529
  Less: Management fee waiver (Note 2)............................................    (45,710)
                                                                                   ----------
  Net Expenses....................................................................    327,819
                                                                                   ----------
Net Investment Income.............................................................    797,415
                                                                                   ----------
REALIZED AND UNREALIZED LOSS ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................  6,428,367
   Cost of securities sold........................................................  6,865,981
                                                                                   ----------
  Net Realized Loss...............................................................   (437,614)
                                                                                   ----------
  Change in Net Unrealized Appreciation of Investments:
   Beginning of year..............................................................    656,347
   End of year....................................................................    126,379
                                                                                   ----------
  Decrease in Net Unrealized Appreciation.........................................   (529,968)
                                                                                   ----------
Net Loss on Investments...........................................................   (967,582)
                                                                                   ----------
Decrease in Net Assets From Operations............................................ $ (170,167)
                                                                                   ==========



                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,


       OPERATIONS:                                 2001         2000
                                               -----------  -----------
        Net investment income................. $   797,415  $   775,541
        Net realized loss.....................    (437,614)     (56,322)
        Increase (decrease) in net unrealized
          appreciation........................    (529,968)     915,788
                                               -----------  -----------
        Increase (Decrease) in Net Assets From
          Operations..........................    (170,167)   1,635,007
                                               -----------  -----------

       DISTRIBUTIONS TO SHAREHOLDERS FROM:
        Net investment income.................    (799,943)    (775,065)
                                               -----------  -----------
        Decrease in Net Assets From
          Distributions to Shareholders.......    (799,943)    (775,065)
                                               -----------  -----------

       FUND SHARE TRANSACTIONS (NOTE 13):
        Net proceeds from sale of shares......  18,326,558   12,678,497
        Net asset value of shares issued for
          reinvestment of dividends...........     799,943      775,065
        Cost of shares reacquired.............  (5,869,531)  (6,297,741)
                                               -----------  -----------
        Increase in Net Assets From Fund Share
          Transactions........................  13,256,970    7,155,821
                                               -----------  -----------
       Increase in Net Assets.................  12,286,860    8,015,763

       NET ASSETS:
        Beginning of year.....................  25,599,576   17,583,813
                                               -----------  -----------
        End of year*.......................... $37,886,436  $25,599,576
                                               ===========  ===========
       * Includes undistributed net investment
         income of:...........................      $4,705         $143
                                               ===========  ===========





                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Year Ended December 31, 2001


CASH FLOWS USED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments.......................................... $(17,577,586)
  Proceeds from disposition of long-term portfolio investments and principal paydowns...    6,907,720
  Net purchase of short-term portfolio investments......................................   (2,813,000)
                                                                                         ------------
                                                                                          (13,482,866)
  Net investment income.................................................................      797,415
  Amortization of net premium/discount on investments...................................        5,701
  Amortization of organization expenses.................................................        6,279
  Net change in receivables/payables related to operations..............................      (10,961)
                                                                                         ------------
  Net Cash Flows Used By Operating Activities...........................................  (12,684,432)
                                                                                         ------------

CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Net proceeds from sale of shares......................................................   18,503,075
  Cost of shares reacquired.............................................................   (5,870,583)
  Proceeds from shares issued in reinvestment of dividends..............................      799,943
  Dividends paid........................................................................     (799,943)
  Increase due to dollar rolls transactions.............................................       52,914
                                                                                         ------------
  Net Cash Flows Provided By Financing Activities.......................................   12,685,406
                                                                                         ------------
Net Increase in Cash....................................................................          974
Cash, Beginning of year.................................................................           10
                                                                                         ------------
Cash, End of year.......................................................................         $984
                                                                                         ============



                      See Notes to Financial Statements.

          Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Total Return Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to obtain above-average income (as compared to a portfolio entirely invested in equity securities). The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market markers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.80% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2001, SBAM waived a portion of its management fees amounting to $45,710.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, replaced CFBDS, Inc. as the Fund's distributor. For the year ended December 31, 2001, SSB did not receive any brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

  Purchases:
     U.S. government agencies & obligations....................... $ 1,927,673
     Other investment securities..................................  14,800,157
                                                                   -----------
                                                                   $16,727,830
                                                                   ===========
  Sales:
     U.S. government agencies & obligations....................... $   304,183
     Other investment securities..................................   6,124,184
                                                                   -----------
                                                                   $ 6,428,367
                                                                   ===========

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

 Gross unrealized appreciation................................... $ 2,075,576
 Gross unrealized depreciation...................................  (1,949,197)
                                                                  -----------
 Net unrealized appreciation..................................... $   126,379
                                                                  ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will segregate cash or other liquid securities with respect to the reverse repurchase agreements.

Notes to Financial Statements
(continued)


During the year ended December 31, 2001, reverse repurchase agreement transactions for the Fund were as follows:

Maximum amount outstanding.......................................... $1,067,500
                                                                     ==========
Average amount outstanding..........................................    $98,896
                                                                     ==========

Interest rates on reverse repurchase agreements ranged from 1.70% to 5.05% during the year ended December 31, 2001 for the Fund. Interest expense on reverse repurchase agreements totaled $4,042.

6. Option Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Fund did not enter into any written covered call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)



8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated to cover the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund held TBA securities with a total cost of $4,075,992.

9. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2001 was approximately $3,018,000.

10. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

11. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2001, the Fund did not have any investments in loan participations.

Notes to Financial Statements
(continued)



12. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $165,000, available to offset future capital gains expiring December 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

13. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                Year Ended        Year Ended
                                             December 31, 2001 December 31, 2000
                                             ----------------- -----------------
Shares sold.................................     1,740,153         1,206,972
Shares issued on reinvestment of dividends..        76,918            72,708
Shares reacquired...........................      (561,787)         (607,257)
                                                 ---------         ---------
Net Increase................................     1,255,284           672,423
                                                 =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                           2001      2000     1999     1998(1)
                                                          -------   -------  -------   -------
Net Asset Value, Beginning of Year....................... $ 10.70   $ 10.23  $ 10.40   $10.00
                                                          -------   -------  -------   ------
Income (Loss) From Operations:
  Net investment income (2)..............................    0.22      0.34     0.24     0.15
  Net realized and unrealized gain (loss)................   (0.31)     0.47    (0.16)    0.43
                                                          -------   -------  -------   ------
Total Income (Loss) From Operations......................   (0.09)     0.81     0.08     0.58
                                                          -------   -------  -------   ------
Less Distributions From:
  Net investment income..................................   (0.22)    (0.34)   (0.24)   (0.15)
  Net realized gains.....................................      --        --    (0.00)*  (0.03)
  Capital................................................      --        --    (0.01)      --
                                                          -------   -------  -------   ------
Total Distributions......................................   (0.22)    (0.34)   (0.25)   (0.18)
                                                          -------   -------  -------   ------
Net Asset Value, End of Year............................. $ 10.39   $ 10.70  $ 10.23   $10.40
                                                          =======   =======  =======   ======
Total Return (3).........................................   (0.80)%    7.90%    0.78%    5.83%++
Net Assets, End of Year (000s)........................... $37,886   $25,600  $17,584   $5,971
Ratios to Average Net Assets:
  Interest expense.......................................    0.01%       --       --       --
  Operating expenses (2)(4)..............................    1.00      1.00%    1.00%    1.00%+
  Total expenses.........................................    1.01      1.00     1.00     1.00+
  Net investment income..................................    2.43      3.84     3.50     3.57+
Portfolio Turnover Rate..................................      23%       34%      63%      56%

--------
(1) For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2) SBAM has waived all or a part of its management fees for each of the years in the three-year period ended December 31, 2001 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $26,591 of expenses for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                                   Expense Ratio (including
                                  Decrease in         interest) Without
                             Net Investment Income    Fee Waiver and/or
                                   Per Share        Expense Reimbursement
                             --------------------- ------------------------
    2001....................         $0.01                   1.15%
    2000....................          0.03                   1.34
    1999....................          0.05                   1.65
    1998....................          0.08                   2.90+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios (excluding interest expense) will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

          Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Variable Total Return Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Total Return Fund ("Fund") at December 31, 2001, the results of its operations and its cash flows for the year then ended and the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2002

--------------------------------------------------------------------------------

Tax Information
(unaudited)

For Federal tax purposes the Fund hereby designates for the fiscal year ended December 31, 2001:

..  A corporate dividends received deduction of 100%.

A total of 11.75% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Additional Information
             (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the Fund's transfer agent at 1-800-446-1013.

                                                                                                 Number of
                                                                                                 Investment
                                                         Term of                                Companies in
                                                       Office* and                              Fund Complex
                                         Position(s)    Length of    Principal Occupation(s)    Overseen by     Other Directorships
         Name, Address and Age          Held with Fund Time Served   During Past Five Years       Director       Held by Director
--------------------------------------- -------------- ----------- ---------------------------- ------------   ---------------------
Non-Interested Directors:
Carol L. Colman........................ Director          Since    Consultant, Coleman                7                 N/A
Colman Consulting Co., Inc.                               1998     Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin....................... Director          Since    Associate General Counsel,         7                 N/A
Pfizer Inc.                                               1998     Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age 55

Interested Directors:
Heath B. McLendon...................... Director/         Since    Managing Director of Salomon      74        SBFM; TIA;
Salomon Smith Barney Inc.               Chairman          1998     Smith Barney ("SSB");                       The Travelers
125 Broad Street, 9th Floor             Also serves as             President and Director of                   Investment Management
New York, NY 10004                      President                  Smith Barney Fund                           Company; Trustee--
Age 68                                                             Management LLC ("SBFM")                     Drew University;
                                                                   and Travelers Investment                    Advisory Director--
                                                                   Adviser, Inc ("TIA")                        M&T Bank

--------
* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

Additional Information
(unaudited) (continued)


                                                                                         Number of
                                                                                         Investment
                                               Term of                                  Companies in
                                             Office and                                 Fund Complex
                               Position(s)    Length of     Principal Occupation(s)     Overseen by  Other Directorships
    Name, Address and Age     Held with Fund Time Served    During Past Five Years        Director    Held by Director
----------------------------- -------------- ----------- ------------------------------ ------------ -------------------
Officers:
Lewis E. Daidone............. Executive Vice    Since    Managing Director of SSB;          N/A              N/A
Salomon Smith Barney Inc.     President and     1998     Chief Financial Officer of the
125 Broad Street              Treasurer                  Smith Barney Mutual Funds;
New York, NY 10004                                       Director and Senior Vice
Age 44                                                   President of SBFM and TIA

John B. Cunningham........... Executive Vice    Since    Managing Director of SBAM          N/A              N/A
Salomon Brothers              President         1998
Asset Management Inc ("SBAM")
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies............ Executive Vice    Since    Managing Director of SBAM          N/A              N/A
SBAM                          President         1998
388 Greenwich Street
New York, NY 10013

Beth A. Semmel............... Executive Vice    Since    Managing Director of SBAM          N/A              N/A
SBAM                          President         1998
388 Greenwich Street
New York, NY 10013

Peter J. Wilby............... Executive Vice    Since    Managing Director of SBAM          N/A              N/A
SBAM                          President         1998
388 Greenwich Street
New York, NY 10013

George J. Williamson......... Executive Vice    Since    Director of SBAM                   N/A              N/A
SBAM                          President         1998
388 Greenwich Street
New York, NY 10013

Christina T. Sydor........... Secretary         Since    Managing Director of SSB;          N/A              N/A
Salomon Smith Barney Inc.                       1995     General Counsel and Secretary
300 First Stamford Place                                 of SBFM and TIA
Stamford, CT 06902
Age 51

Anthony Pace................. Controller        Since    Director of SSB                    N/A              N/A
Salomon Smith Barney Inc.                       1998
125 Broad Street
New York, NY 10004
Age 37

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.
CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

   SALOMON BROTHERS
   Variable Series Funds Inc


   Annual
   Report
   2001
   DECEMBER 31, 2001

..  HIGH YIELD BOND FUND


                                   [GRAPHIC]

[GRAPHIC]


SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable High Yield Bond Fund ("Fund")/1/ for the year ended December 31, 2001. This letter briefly discusses general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and Fund holdings can be found in the appropriate sections that follow. We hope you find this report to be useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to maximize current income, with capital appreciation as a secondary objective. The Fund seeks to achieve its objectives by investing primarily in a diversified portfolio of high-yield fixed-income securities./2/

For the year ended December 31, 2001, the Fund returned 5.14%./3/ In comparison, the Salomon Smith Barney High Yield Market Index ("SSB High Yield Index")/4/ returned 5.44% for the same period.

MARKET OVERVIEW

2001 was a volatile year for the high-yield market, which experienced large price movements before rallying to finish the year with a gain of 5.44% as measured by the SSB High Yield Index. Net mutual-fund inflows and lower interest rates battled to push the market higher, while negative economic data, equity-market declines, and technology and telecom earnings warnings and downward guidance revisions pressured the market to the downside.

The high-yield market surged ahead to start the year, as the deteriorating economy caused the U.S. Federal Reserve Board ("Fed") to lower interest rates by 100 basis points,/5/ or 1.00%, in January. The much-anticipated interest-rate cuts, and the resulting strong mutual-fund inflows, contributed to a telecommunications-powered rally. Despite the initial enthusiasm over rate cuts, market sentiment turned negative

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 Investments in high-yield bonds, commonly referred to as "junk bonds," have a greater risk of loss when compared with other types of investments, including the loss of the principal investment.
3 Performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable-annuity contracts such as administrative fees, account charges and surrender charges, which, if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
4 The SSB High Yield Index covers a significant portion of the below-investment-grade U.S. corporate bond market. Please note that an investor cannot invest directly in an index.
5 A basis point is 0.01% or one one-hundredth of a percent.

at the end of the first quarter as corporate earnings continued to deteriorate and equity values moved lower. Later in the year, the high-yield market rallied once again as takeover speculation and debt buybacks by distressed telecommunications companies provided hope for potential positive event risk. The tragedy of September 11th caused the high-yield market to record its worst month of performance (negative 7.20%) since the SSB High Yield Index began in January 1989. These events introduced heightened volatility into the high-yield market and had a particularly adverse impact on valuations of bonds from issuers in industries with more cyclical exposure, or with exposure to the tourism and airline sectors. Despite continued economic weakness and the uncertain economic consequences of the events of September 11th, the high-yield market rebounded in the fourth quarter after the poor September performance. Strong U.S. Treasury security gains, bargain hunters in search of oversold credits, and the reversal of mutual-fund flows to $2.7 billion of inflows (compared to almost $2 billion in redemptions in September) contributed to the market rally.

During the period, the top-performing industries in the high-yield bond market included supermarkets/drugstores, consumer products, containers, restaurants, retail and housing related. Supermarkets/drugstores benefited from better than expected operating performance as well as from Rite Aid's successful balance sheet restructuring. Consumer products benefited from a flight to quality to non-cyclicals. Containers rebounded from lower raw-material prices and depressed levels in 2000. Operational improvements and asset sales enabled restaurants to return from oversold prices in the prior year. Retail outperformed as Saks Inc. recorded better than expected results. Housing related benefited from better than expected new-home sales.

The worst performing industry groups during the period included telecommunications, airlines, aerospace, textiles, automotive and technology. Telecommunications suffered as declining asset values, excess capacity, and weaker than expected revenue growth caused many telecom companies to enter into Chapter 11 bankruptcy. Airlines and aerospace were negatively impacted by the terrorist attacks and the subsequent dramatic slowdown in air travel. The economic slowdown, competition from imports, and the pullback in discretionary purchases harmed textiles. Automotive suffered due to the falloff in production schedules and continued pricing pressure from original-equipment manufacturers. Technology was adversely affected by the decline in corporate spending due to existing excess capacity.

The Fund's performance was helped by overweightings in consumer products and retail, and by an underweighting in telecommunications. The Fund's performance was adversely affected by an underweighting in housing related and by overweightings in airlines and automotive. During the course of the year, the Fund increased its weightings in consumer products, healthcare, retail and technology, while reducing its exposure to airlines, aerospace, energy and gaming.

In terms of credit quality, BB, B and CCC issues generated returns of 13.48%, negative 0.49% and 10.54%, respectively, as investors sought safety in the higher quality credit tiers, such as BB issues, and searched for bargains in CCC issues.

On December 31, 2001, the high-yield market yielded 11.63%, down from 13.84% at year-end 2000. The excess yield over Treasuries was 7.21%, down from 8.76% at year-end 2000. We believe these levels represent attractive long-term value.

Emerging Markets

Emerging-markets debt returned negative 0.78% for the year as measured by the J.P. Morgan Emerging Markets Bond Index Plus ("EMBI+")./6/ Developments in Argentina set the tone for emerging markets for the year. Argentina, the worst performer in the EMBI+, returned negative 66.85% for the year. Most notable was the reduction of the country weighting in the EMBI+; it commenced the year at 22%, the largest component of the EMBI+, and finished the year at 2.63%. Nonetheless, in what can only be described as a difficult period for the global financial markets, the remaining 16 countries comprising the EMBI+ all outperformed the EMBI+'s annual return of negative 0.78%, with 14 countries posting double-digit returns.

For the year, federal policymakers were extremely active as they sought to fight the slowing U.S. economy by lowering the target for the federal funds rate ("fed funds rate")./7/ In January 2001, the market received a boost as the Fed changed its bias toward the U.S. economy from inflationary to recessionary, and commenced easing rates. The policymakers reduced the fed funds rate 11 times in the year, from 6.50% in January 2001 to 1.75% by year-end. The most recent reduction took place on December 11th, with the Fed citing that the "balance of risks" remained weighted toward economic weakness. On January 30, 2002 the Federal Open Market Committee ("FOMC")/8/ maintained this bias but held rates steady at 1.75%.

Oil prices, an important driver of value in the emerging markets, experienced considerable price volatility this year. A number of factors contributed to this volatility, including a global oversupply of oil, a slump in the aviation industry and a slowing U.S. economy. Oil prices traded in a wide range, from $32.19 to $17.45 per barrel, as investors focused on the declining demand for oil. Prices closed the year at $19.84 per barrel. In December, the Organization of

--------
6 The EMBI+ is a total-return index that tracks the traded market for U.S.
  dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging market. Please note that an investor cannot invest directly in an index.
7 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rates.
8 The FOMC is a policy-making body of the Federal Reserve System, the U.S.
  central bank that is responsible for the formulation of policy designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

Petroleum Exporting Countries ("OPEC")/9/ 11-member cartel decided to cut production by 1.5 million barrels per day for six months starting January 1, 2002. The move follows an unprecedented agreement by five non-OPEC members, including Russia, Mexico and Norway, who participated in the cut. Including the latest move, OPEC reduced its exports by one-fifth in 2001, which translates into five million barrels per day.

Return volatility/10/ for emerging-markets debt remained just below historical levels. For the 12 months ended December 31, 2001, this measure of volatility was 14.23%. Return volatility gradually increased throughout 2001 as the Turkish banking crisis, uncertainty surrounding the September 11th terrorist attacks and the demise of the Argentine economy all contributed to the uncertainty in emerging markets. The market's ability to view problems on a country-by-country basis and not extrapolate isolated problems into systemic risks is a positive development.

Latin America

Latin America as a region returned negative 13.70% for the year as measured by the EMBI+. The region was unquestionably affected by the situation in Argentina. Notable in this region was the divergence of Brazil from Argentina, as Brazil returned an impressive 7.19% for the year despite Argentina's financial woes.

Mexico returned 14.21% for the year as measured by the EMBI+. Mexican debt benefited as some investors sought to reduce risk in their portfolios by selling the volatile Argentine debt in exchange for more stable Mexican debt. Subdued economic activity combined with currency strength may put a cap on inflationary pressures, suggesting market interest rates could decline further from current levels in 2002. The market continues to anticipate a Standard & Poor's Ratings Service investment-grade upgrade, but the rating agency may delay its decision until the U.S. economy shows signs of recovery. We have maintained our exposure to Mexican debt since we believe it is one of the most stable countries in the emerging markets.

Brazil returned 7.19% for the year as measured by the EMBI+. The breakaway from Argentine contagion and return to positive performance was the most convincing change in the Latin sector this year. The events of November and December showed that the historically close relationship between Brazil and Argentina has now changed dramatically. 2002 is an election year in Brazil, and we believe that this will cause some near-term volatility. However, we believe Brazil is well positioned to withstand this potential volatility. Additionally, water-conservation measures in place currently may help avoid a repeat of the crisis this past summer. We maintained our slight overweighting in Brazilian securities relative to the benchmark for the year.

--------
9 OPEC is an international organization of 11 developing countries, each of which is heavily reliant on oil revenues as its main source of income. Membership is open to any country that is a substantial net exporter of oil and shares the ideals of the organization. The current members are Algeria, Indonesia, Iran, Iraq, Kuwait, Libya, Nigeria, Qatar, Saudi Arabia, the United Arab Emirates and Venezuela.
10Return volatility is the standard deviation of monthly returns over the period being measured.

Argentina returned negative 66.85% for the year as measured by the EMBI+. This was the worst performance in the EMBI+ and was the driving contributor of poor performance in the Latin American region in 2001. The country continues to be mired in a four-year recession made worse by recent political turmoil. Argentina announced a debt moratorium (default) on all external debt obligations in December. President De la Rua resigned after last-minute attempts to form a coalition government with the opposition Peronist Party failed. De la Rua was in the second year of a four-year term. Much uncertainty remains over how the situation in Argentina will play out in 2002. We remain underweight Argentine securities relative to the EMBI+ and continue to monitor developments very closely.

Eastern Europe/Middle East/Africa

Non-Latin American countries, which represent 37% of the EMBI+'s market capitalization, largely outperformed the Latin American region for the year, as the non-Latin group returned 35.37%.

Russia, the best performer for the year, returned 55.81% as measured by the EMBI+. The Russian economy continues to benefit from high domestic consumption, abundant stockpiles of foreign reserves, limited external financing requirements and low domestic debt. These improving credit fundamentals have not gone unnoticed as Moody's Investors Service, Inc. recently revised its foreign-currency bond rating from B3 to Ba3, citing an improved capacity by Russia to service its debt. We maintained an overweight position in Russian debt for the quarter and year vs. the EMBI+, as it contributed positively to portfolio performance.

Turkey returned 21.68% for the year as measured by the EMBI+. Turkey was able to rebound from a financial crisis in 2000, which led to a balance-of-payments crisis and a devaluation of the local currency in the first quarter of 2001. The International Monetary Fund ("IMF")/11/ affirmed its commitment, granting Turkey an $11.4 billion injection to restore confidence in the banking sector. Following the September terrorist attacks on the U.S., market sentiment improved toward Turkey. The country's strategic importance combined with its improved relations with the IMF, have attracted investor interest. We have taken a slight overweight position in Turkish sovereign debt relative to the EMBI+. This has contributed positively to the Fund's performance.

MARKET OUTLOOK

Going forward, valuations in the market continue to appear attractive at yields in excess of 11.5%, yet we remain cautious as we believe that the longer-term positive effects of any Fed interest-rate cuts and lower long-term interest rates are offset by several factors in the short run, including (i) higher default rates, (ii) disappointing corporate profitability, (iii) the magnitude and timing of a global economic rally, (iv) reduced secondary-market liquidity and (v) continued equity-market

--------
11The IMF is an organization of 183 member countries, established to promote international monetary cooperation, exchange stability, and orderly exchange arrangements.

volatility. In light of these conditions, we are continuing to pursue a more conservative investment strategy geared to minimizing credit losses.

Although emerging markets returned negative 0.78% for the year, positive technical factors and declining risk aversion have been driving market performance more than fundamentals since November. The EMBI+ ex-Argentina returned 19.79% for the year, strong performance in such volatile financial markets. EMBI+ sovereign spreads/12/ over U.S. Treasury securities closed the period at 731 basis points. Looking ahead to 2002, the prospect of U.S. recovery may be supportive for Asia and Latin America. We continue to remain invested in a diversified portfolio of emerging-markets debt securities.

Thank you for your investment in the Salomon Brothers Variable High Yield Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,
/s/ Heath B. McLendon                       /s/ Peter J. Wilby
Heath B. McLendon                           Peter J. Wilby
Chairman and President                      Executive Vice President

January 31, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results nor investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 8 through 14 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.
--------
12Sovereign bonds are bonds issued by non-U.S. governments. Yield spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.

The graph to the right depicts the performance of the High Yield Bond Fund versus the Salomon Smith Barney High Yield Market Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for direct investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE HIGH YIELD BOND FUND
 Comparison of $10,000 Investment in the Fund with Salomon Smith Barney High Yield Market Index


                [CHART]
                                  Salomon Smith
                 High Yield    Barney High Yield
                  Bond Fund      Market Index
    5/1/98        $10,000         $10,000
    6/98           10,080          10,049
    12/98          10,014           9,902
    6/99           10,338          10,078
    12/99          10,566           9,775
    6/00           10,509           9,637
    12/00          10,564           9,220
    6/01           11,118           9,520
    12/31/01       11,107           9,723

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                      Net Asset Value
                     -----------------
                     Beginning   End    Income   Capital Gain  Return of  Total
Year Ended            of Year  of Year Dividends Distributions  Capital  Returns+
---------------------------------------------------------------------------------
12/31/01               $8.39    $8.13    $0.69       $0.00       $0.00     5.14%
---------------------------------------------------------------------------------
12/31/00                9.22     8.39     0.83        0.00        0.00    (0.02)
---------------------------------------------------------------------------------
12/31/99                9.58     9.22     0.88        0.00        0.01     5.56
---------------------------------------------------------------------------------
5/1/98** -- 12/31/98   10.00     9.58     0.43        0.00        0.00*    0.14++
---------------------------------------------------------------------------------
Total                                    $2.83       $0.00       $0.01
---------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                 Year Ended 12/31/01                     5.14%
                 ---------------------------------------------
                 5/1/98** through 12/31/01               2.90
                 ---------------------------------------------

 Cumulative Total Return+ (unaudited)

                 5/1/98** through 12/31/01               11.07%
                 ----------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          December 31, 2001



  Face
 Amount                                     Security                                      Value
--------------------------------------------------------------------------------------------------
CORPORATE BONDS -- 74.8%
Basic Industries -- 7.8%
$100,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09................................... $  100,500
  75,000 Appleton Papers Inc., Sr. Sub. Notes, 12.500% due 12/15/08 (a)................     72,375
 100,000 Applied Extrusion Technologies, Inc., Sr. Notes, 10.750% due 7/1/11...........    107,000
  50,000 Berry Plastics Corp., Series C, Sr. Sub. Notes, 12.250% due 4/15/04...........     50,687
 100,000 ISP CHEMCO Inc., Sr. Sub. Notes, 10.250% due 7/1/11...........................    105,000
  75,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (a)..........................     78,000
  60,000 Millennium America Inc., Sr. Notes, 9.250% due 6/15/08........................     61,500
 100,000 OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (a)........................    102,500
 100,000 P&L Coal Holdings Corp., Series B, Sr. Sub. Notes, 9.625% due 5/15/08.........    107,750
         Polymer Group Inc., Series B, Sr. Sub. Notes:
  25,000  9.000% due 7/1/07+...........................................................      7,375
  50,000  8.750% due 3/1/08 (b)(c).....................................................     14,750
  75,000 Radnor Holdings Inc., Sr. Notes, 10.000% due 12/1/03..........................     54,375
  75,000 Riverwood International Co., Sr. Notes, 10.625% due 8/1/07....................     79,125
 100,000 Tembec Industries Inc., Company Guaranteed, 8.625% due 6/30/09................    104,500
                                                                                        ----------
                                                                                         1,045,437
                                                                                        ----------
Consumer Cyclicals -- 5.2%
 100,000 Advance Stores Co. Inc., Series B, Sr. Sub. Notes, 10.250% due 4/15/08........    102,000
  50,000 Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09.........................     55,187
  50,000 Choctaw Resort Development Enterprise, Sr. Notes, 9.250% due 4/1/09...........     51,375
 100,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due 8/15/07.................     93,000
  50,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (a).............................     50,625
  75,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08.......................     67,500
 125,000 HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08........................    115,937
 125,000 Leslie's Poolmart Inc., Sr. Notes, 10.375% due 7/15/04........................    114,688
  75,000 Pillowtex Corp., Series B, Sr. Sub. Notes, 9.000% due 12/15/07 (b)(c).........        750
  50,000 Saks Inc., Notes, 9.875% due 10/1/11 (a)......................................     47,000
                                                                                        ----------
                                                                                           698,062
                                                                                        ----------
Consumer Non-Cyclicals -- 20.0%
 100,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08......................................    104,500
  75,000 American Safety Razor Co., Series B, Sr. Notes, 9.875% due 8/1/05.............     73,875
  25,000 AmerisourceBergen Corp., Sr. Notes, 8.125% due 9/1/08.........................     25,750
 100,000 Armkel LLC, Sr. Sub. Notes, 9.500% due 8/15/09 (a)............................    105,500
  75,000 Aztar Corp., Sr. Sub. Notes, 9.000% due 8/15/11...............................     77,625
 100,000 Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09.......................    105,500
  50,000 Canandaigua Wine, Series C, Sr. Sub. Notes, 8.750% due 12/15/03...............     50,375
 100,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due 4/1/09.............    103,000
 100,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08..............................    102,500
  50,000 Constellation Brands, Inc., Series C, Sr. Sub. Notes, 8.500% due 3/1/09.......     50,500
 100,000 DaVita Inc., Series B, Sr. Sub. Notes, 9.250% due 4/15/11.....................    105,500
  50,000 Dimon Inc., Sr. Notes, 9.625% due 10/15/11 (a)................................     52,000
  50,000 Dynacare Inc., Sr. Notes, 10.750% due 1/15/06 (a).............................     52,000
  50,000 Elizabeth Arden Inc., Series D, Sr. Notes, 11.750% due 2/1/11.................     51,500
  75,000 Fleming Cos. Inc., Sr. Notes, 10.125% due 4/1/08..............................     76,125
  20,000 Fresenius Medical Care Capital Trust II, Company Guaranteed, 7.875% due 2/1/08     20,100
 100,000 Harrah's Operating Co. Inc., Company Guaranteed, 7.875% due 12/15/05..........    104,000
         HCA Inc., Notes:
  50,000  6.910% due 6/15/05...........................................................     51,500
  50,000  8.750% due 9/1/10............................................................     54,250
 125,000 Hines Horticulture Inc., Series B, Sr. Sub. Notes, 12.750% due 10/15/05.......    125,625
  50,000 Home Interiors & Gifts Inc., Company Guaranteed, 10.125% due 6/1/08...........     38,250
  75,000 Horseshoe Gaming, LLC, Series B, Sr. Sub. Notes, 9.375% due 6/15/07...........     79,969


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



  Face
 Amount                                        Security                                          Value
---------------------------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 20.0% (continued)
$100,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09........................ $   108,500
  50,000 Insight Health Services Corp., Sr. Sub. Notes, 9.875% due 11/1/11 (a)...............      52,000
  15,000 Land O' Lakes Inc., Sr. Notes, 8.750% due 11/15/11 (a)..............................      14,550
 100,000 MGM Grand Inc., Sr. Sub. Notes, 9.750% due 6/1/07...................................     105,250
  50,000 Mohegan Tribal Gaming Corp., Sr. Sub. Notes, 8.750% due 1/1/09......................      52,000
  50,000 North Atlantic Trading Co., Series B, Company Guaranteed, 11.000% due 6/15/04.......      45,000
         Park Place Entertainment Inc., Sr. Sub. Notes:
  50,000  7.875% due 12/15/05................................................................      49,938
 100,000  8.125% due 5/15/11.................................................................      98,250
  50,000 PETCO Animal Supplies, Inc., Sr. Sub. Notes, 10.750% due 11/1/11 (a)................      51,250
 100,000 Playtex Products Inc., Sr. Sub. Notes, 9.375% due 6/1/11............................     106,000
         Revlon Consumer Products Corp., Sr. Notes:
  50,000  8.125% due 2/1/06..................................................................      34,250
  50,000  9.000% due 11/1/06.................................................................      34,500
  75,000 The Scotts Co., Sr. Sub. Notes, 8.625% due 1/15/09..................................      77,250
  50,000 Smithfield Foods Inc., Sr. Notes, 8.000% due 10/15/09 (a)...........................      51,750
  25,000 Tenet Healthcare Corp., Series B, Sr. Sub. Notes, 8.125% due 12/1/08................      26,500
  50,000 Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09.........................      52,375
  50,000 Vanguard Health Systems Inc., Sr. Sub. Notes, 9.750% due 8/1/11 (a).................      52,750
  50,000 Vicar Operating Inc., Sr. Sub. Notes, 9.875% due 12/1/09............................      51,250
  50,000 Vlasic Foods International Inc., Series B, Sr. Sub. Notes, 10.250% due 7/1/09 (b)(c)      10,500
                                                                                              -----------
                                                                                                2,683,807
                                                                                              -----------
Energy -- 5.8%
  50,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08..........................      52,250
  75,000 Compass Minerals Group Inc., Sr. Sub. Notes, 10.000% due 8/15/11 (a)................      78,188
  50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07........................................      49,000
  47,000 Key Energy Services Inc., Series B, Sr. Sub. Notes, 14.000% due 1/15/09.............      54,520
  75,000 Ocean Energy Inc., Series B, Sr. Sub. Notes, 8.875% due 7/15/07.....................      78,750
  25,000 Pioneer Natural Resource Co., Company Guaranteed, 9.625% due 4/1/10.................      27,406
  75,000 Plains Resources Inc., Company Guaranteed, 10.250% due 3/15/06......................      76,125
  50,000 Pride International Inc., Sr. Notes, 9.375% due 5/1/07..............................      52,875
 100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11 (a).........................     102,000
 100,000 Vintage Petroleum, Inc., Sr. Sub. Notes, 9.750% due 6/30/09.........................     106,000
  50,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due 6/15/09.....................      53,250
  50,000 Westport Resources Corp., Company Guaranteed, 8.250% due 11/1/11....................      50,750
                                                                                              -----------
                                                                                                  781,114
                                                                                              -----------
Financial Services -- 1.3%
 123,463 Airplanes Pass Through Trust, Series D, Company Guaranteed, 10.875% due 3/15/19.....      27,162
  50,000 FelCor Lodging Trust Inc., Sr. Sub. Notes, 9.500% due 9/15/08.......................      50,375
  50,000 Meristar Hospitality Corp., Sr. Notes, 9.125% due 1/15/11...........................      47,250
  50,000 Sovereign Bancorp, Inc., Sr. Notes, 10.500% due 11/15/06............................      54,000
                                                                                              -----------
                                                                                                  178,787
                                                                                              -----------
Housing Related -- 1.0%
         American Standard Cos. Inc., Sr. Notes:
  25,000  7.375% due 4/15/05.................................................................      25,375
  50,000  8.250% due 6/1/09..................................................................      52,250
  50,000 Nortek Inc., Series B, Sr. Notes, 8.875% due 8/1/08.................................      50,375
                                                                                              -----------
                                                                                                  128,000
                                                                                              -----------
Manufacturing -- 2.6%
  25,000 Alliant Techsystems Inc., Sr. Sub. Notes, 8.500% due 5/15/11........................      26,125
  25,000 Aqua Chemical Inc., Sr. Sub. Notes, 11.250% due 7/1/08..............................      16,250


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



  Face
 Amount                                               Security                                                  Value
------------------------------------------------------------------------------------------------------------------------
Manufacturing -- 2.6% (continued)
$100,000 Breed Technologies Inc., Sr. Sub. Notes, 9.250% due 4/15/08 (b)(c)................................. $        10
  50,000 Collins & Aikman Corp., Sr. Notes, 10.750% due 12/31/11............................................      50,375
  40,000 Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09........................................      37,800
  50,000 Fedders North America Inc., Sr. Sub. Notes, 9.375% due 8/15/07.....................................      36,875
 125,000 Indesco International Inc., Sr. Sub. Notes, 9.750% due 4/15/08 (b)(c)..............................       9,375
  50,000 Jordan Industries Inc., Series D, Sr. Notes, 10.375% due 8/1/07....................................      25,250
  50,000 Newport News Inc., Sr. Sub. Notes, 9.250% due 12/1/06..............................................      52,625
  50,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09..........................................................      47,500
  50,000 Terex Corp., Series B, Sr. Sub. Notes, 10.375% due 4/1/11..........................................      52,250
                                                                                                             -----------
                                                                                                                 354,435
                                                                                                             -----------
Media and Telecommunications -- 21.1%
         Adelphia Communications Corp.:
  75,000  Series B, Sr. Discount Notes, zero coupon due 1/15/08.............................................      36,469
  25,000  Series B, Sr. Notes, 10.500% due 7/15/04..........................................................      25,219
          Sr. Notes:
  75,000    10.875% due 10/1/10.............................................................................      76,969
  50,000    10.250% due 11/1/06.............................................................................      51,250
  50,000    10.250% due 6/15/11.............................................................................      50,125
  70,000 American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09.......................................      68,250
  75,000 AT&T Wireless Services Inc., Sr. Notes, 7.875% due 3/1/11..........................................      80,343
         Charter Communications Holdings, LLC:
  20,000  Sr. Discount Notes, (zero coupon until 4/1/04, 9.920% thereafter), due 4/1/11.....................      14,575
          Sr. Notes:
  75,000    8.625% due 4/1/09...............................................................................      72,562
  50,000    11.125% due 1/15/11.............................................................................      53,250
  75,000    10.000% due 5/15/11.............................................................................      76,687
         CSC Holdings Inc., Sr. Sub. Debentures:
  25,000  10.500% due 5/15/16...............................................................................      27,250
 125,000  7.625% due 7/15/18................................................................................     119,063
  50,000 Diamond Cable Communications PLC, Sr. Discount Notes, 11.750% due 12/15/05.........................      13,250
  25,000 Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10.........................................      25,938
         Echostar DBS Corp., Sr. Notes:
 100,000  9.125% due 1/15/09 (a)............................................................................     100,750
 100,000  9.375% due 2/1/09.................................................................................     103,500
         Global Crossing Holdings Ltd., Sr. Notes:
 120,000  8.700% due 8/1/07+................................................................................      11,400
  55,000  9.625% due 5/15/08+...............................................................................       6,600
  55,000 Hollinger International Publishing, Sr. Sub. Notes, 9.250% due 2/1/06..............................      54,794
         Insight Midwest L.P., Sr. Notes:
  50,000  9.750% due 10/1/09................................................................................      53,000
  60,000  10.500% due 11/1/10...............................................................................      65,100
 100,000 LIN Television Corp., Sr. Notes, 8.000% due 1/15/08................................................     101,250
         MediaCom LLC, Sr. Notes:
  75,000  9.500% due 1/15/13................................................................................      78,188
  25,000  11.000% due 7/15/13...............................................................................      27,563
         Nextel Communications, Inc.:
 260,000  Sr. Serial Redeemable Discount Notes, (zero coupon until 2/15/03, 9.950% thereafter), due 2/15/08.     179,400
  60,000  Sr. Serial Redeemable Notes, 9.375% due 11/15/09..................................................      47,550
  50,000 Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due 7/1/11 (a)...................................      51,875
         NTL Inc., Sr. Notes:
  20,000  Series A, 12.750% due 4/15/05.....................................................................       7,100
          Series B:
 175,000    11.500% due 2/1/06..............................................................................      62,125
  75,000    11.500% due 10/1/08.............................................................................      26,625


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



  Face
 Amount                                                 Security                                                   Value
---------------------------------------------------------------------------------------------------------------------------
Media and Telecommunications -- 21.1% (continued)
$100,000 Price Communications Wireless, Inc., Series B, Sr. Sub. Notes, 11.750% due 7/15/07.................... $   109,500
  75,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08.................................................      77,719
  50,000 Radio One Inc., Series B, Sr. Sub. Notes, 8.875% due 7/1/11...........................................      51,875
  50,000 Rogers Cantel, Inc., Debentures, 9.375% due 6/1/08....................................................      51,750
         Rogers Communications Inc., Sr. Notes:
  60,000  9.125% due 1/15/06...................................................................................      60,900
  75,000  8.875% due 7/15/07...................................................................................      76,500
  60,000 Sun Media Corp., Sr. Sub. Notes, 9.500% due 5/15/07...................................................      61,200
  25,000 TeleCorp PCS, Inc., Sr. Sub. Notes, 10.625% due 7/15/10...............................................      29,125
         Telewest Communication PLC, Sr. Discount Notes:
  65,000  Debentures, 11.000% due 10/1/07......................................................................      47,125
 125,000  Sr. Discount Notes, (zero coupon until 4/15/04, 9.250% thereafter), due 4/15/09......................      55,469
         Triton PCS Holdings, Inc.:
  25,000  Sr. Sub. Discount Notes, (zero coupon until 5/2/03, 11.000% thereafter), due 5/1/08..................      22,750
  50,000  Sr. Sub. Notes, 8.750% due 11/15/11 (a)..............................................................      50,250
 195,000 United International Holdings, Inc., Series B, Sr. Secured Discount Notes, (zero coupon until 2/15/03,
          10.750% thereafter), due 2/15/08.....................................................................      57,525
         United Pan-Europe Communications N.V., Series B:
 165,000  Sr. Discount Notes, (zero coupon until 2/1/05, 13.750% thereafter), due 2/1/10.......................      14,025
  25,000  Sr. Notes, 11.250% due 11/1/09.......................................................................       3,375
 125,000 World Color Press Inc., Sr. Sub. Notes, 8.375% due 11/15/08...........................................     125,781
 125,000 XO Communications Inc., Sr. Notes, 10.750% due 6/1/09 (b)(c)..........................................      16,250
 175,000 Yell Finance BV, Sr. Discount Notes, (zero coupon until 8/1/06, 13.500% thereafter), due 8/1/11.......     105,875
  50,000 Young Broadcasting Inc., Sr. Notes, 8.500% due 12/15/08 (a)...........................................      50,500
                                                                                                                -----------
                                                                                                                  2,835,514
                                                                                                                -----------
Services/Other -- 4.8%
         Allied Waste North America, Inc., Series B:
  50,000  Sr. Notes, 8.875% due 4/1/08.........................................................................      51,750
 100,000  Sr. Sub. Notes, 10.000% due 8/1/09...................................................................     103,500
 135,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09....................................................     109,350
         Crown Castle International Corp., Sr. Notes:
  25,000  9.375% due 8/1/11....................................................................................      23,063
  90,000  10.750% due 8/1/11...................................................................................      88,425
         Iron Mountain Inc., Sr. Sub. Notes:
  50,000  8.750% due 9/30/09...................................................................................      51,750
  50,000  8.625% due 4/1/13....................................................................................      52,250
  50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due 12/15/08......................................      39,250
 125,000 Safety-Kleen Services, Inc., Sr. Sub. Notes, 9.250% due 6/1/08 (b)(c).................................          13
 100,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09...............................................      86,000
         Spectrasite Holdings, Inc., Series B:
  50,000  Sr. Discount Notes, (zero coupon until 3/15/05, 12.875% thereafter), due 3/15/10.....................      15,750
  45,000  Sr. Notes, 10.750% due 3/15/10.......................................................................      22,275
                                                                                                                -----------
                                                                                                                    643,376
                                                                                                                -----------
Technology -- 1.6%
         Unisys Corp., Sr. Notes:
  75,000  8.125% due 6/1/06....................................................................................      75,000
  25,000  7.875% due 4/1/08....................................................................................      24,437
 125,000 Xerox Capital (Europe) PLC, Notes, 5.750% due 5/15/02.................................................     123,125
                                                                                                                -----------
                                                                                                                    222,562
                                                                                                                -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



  Face
 Amount                               Security                                 Value
---------------------------------------------------------------------------------------
Transportation -- 1.1%
$125,000 Enterprises Shipholding Corp., Sr. Notes, 8.875% due 5/1/08 (b)(c) $    44,375
  50,000 Stena AB, Sr. Notes, 8.750% due 6/15/07...........................      45,750
  50,000 Teekay Shipping Corp., Company Guaranteed, 8.320% due 2/1/08......      51,750
                                                                            -----------
                                                                                141,875
                                                                            -----------
Utilities -- 2.5%
  45,000 AES Corp., Sr. Notes, 9.375% due 9/15/10..........................      40,725
         Azurix Corp., Series B, Sr. Notes:
 100,000  10.375% due 2/15/07..............................................      70,500
  50,000  10.750% due 2/15/10..............................................      35,250
         Calpine Corp., Sr. Notes:
  50,000  7.750% due 4/15/09...............................................      44,187
  25,000  8.625% due 8/15/10...............................................      22,750
  50,000  8.500% due 2/15/11...............................................      45,563
  75,000 CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07..................      79,687
                                                                            -----------
                                                                                338,662
                                                                            -----------
         TOTAL CORPORATE BONDS
         (Cost -- $11,099,454).............................................  10,051,631
                                                                            -----------

CONVERTIBLE CORPORATE BONDS -- 1.0%
Technology -- 1.0%
  25,000 Ciena Corp., 3.750% due 2/1/08....................................      16,125
 100,000 Comverse Technology Inc., Sr. Debentures, 1.500% due 12/1/05......      76,375
  55,000 i2 Technologies, Inc., Sr. Notes, 5.250% due 12/15/06.............      40,838
                                                                            -----------
         TOTAL CONVERTIBLE CORPORATE BONDS
         (Cost -- $134,842)................................................     133,338
                                                                            -----------

SOVEREIGN BONDS -- 15.8%
Argentina -- 0.1%
  20,000 Republic of Argentina, 6.000% due 3/31/23 (b)(c)..................       8,787
                                                                            -----------
Brazil -- 4.8%
         Federal Republic of Brazil:
 485,000  12.250% due 3/6/30...............................................     419,525
 295,000  11.000% due 8/17/40..............................................     227,888
                                                                            -----------
                                                                                647,413
                                                                            -----------
Bulgaria -- 0.8%
         Republic of Bulgaria:
  49,500  IAB, 4.563% due 7/28/11 (d)......................................      43,436
  75,000  FLIRB, 4.563% due 7/28/12 (d)....................................      67,640
                                                                            -----------
                                                                                111,076
                                                                            -----------
Colombia -- 0.7%
         Republic of Colombia:
  75,000  11.750% due 2/25/20..............................................      75,000
  15,000  8.375% due 2/15/27...............................................      10,838
  12,000  FRN, 8.700% due 2/15/16 (d)......................................       9,450
                                                                            -----------
                                                                                 95,288
                                                                            -----------
Ecuador -- 0.8%
         Republic of Ecuador:
  51,000  12.000% due 11/15/12 (d).........................................      37,931
 150,000  5.000% due 8/15/30 (d)...........................................      72,150
                                                                            -----------
                                                                                110,081
                                                                            -----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)


  Face
 Amount                                                       Security                                               Value
-----------------------------------------------------------------------------------------------------------------------------
Ivory Coast -- 0.1%
$125,000           Republic of Ivory Coast, FLIRB, due 3/29/18 (b)(c)............................................ $    18,437
                                                                                                                  -----------
Jamaica -- 0.3%
  30,000           Government of Jamaica, 12.750% due 9/1/07 (a).................................................      33,000
                                                                                                                  -----------
Mexico -- 2.2%
                   United Mexican States:
 120,000            8.125% due 12/30/19..........................................................................     117,180
 175,000            8.300% due 8/15/31...........................................................................     171,938
                                                                                                                  -----------
                                                                                                                      289,118
                                                                                                                  -----------
Peru -- 0.5%
 100,000           Republic of Peru, FLIRB, 4.000% due 3/7/17 (d)................................................      70,500
                                                                                                                  -----------
Philipppines -- 0.6%
  85,000           Republic of the Philippines, 9.875% due 1/15/19...............................................      81,281
                                                                                                                  -----------
Poland -- 0.3%
  50,000           Republic of Poland, RSTA Bonds, 3.750% due 10/27/24 (d).......................................      36,750
                                                                                                                  -----------
Russia -- 3.3%
 750,000           Russian Government, 5.000% due 3/31/30 (d)....................................................     435,937
                                                                                                                  -----------
Turkey -- 0.5%
  75,000           Republic of Turkey, 11.875% due 1/15/30.......................................................      72,563
                                                                                                                  -----------
Venezuela -- 0.8%
 125,000           Republic of Venezuela, 13.625% due 8/15/18....................................................     106,250
                                                                                                                  -----------
                   TOTAL SOVEREIGN BONDS(Cost -- $1,996,384).....................................................   2,116,481
                                                                                                                  -----------

LOAN PARTICIPATIONS -- 1.0%
Algeria -- 0.2%
  32,519           The People's Democratic Republic of Algeria, Tranche 1, 4.313% due 9/4/06 (J.P. Morgan Chase &
                    Co.) (d)(e)..................................................................................      29,917
                                                                                                                  -----------
Morocco -- 0.8%
 115,625           Kingdom of Morocco, Tranche A, 2.781% due 1/1/09 (J.P. Morgan Chase & Co., Credit Suisse First
                    Boston Corp.) (d)(e).........................................................................     103,194
                                                                                                                  -----------
                   TOTAL LOAN PARTICIPATIONS(Cost -- $124,873)...................................................     133,111
                                                                                                                  -----------

     Rights/
     Warrants
--------
RIGHTS AND WARRANTS (c) -- 0.1%
 109,090/Warrants/ ContiFinancial Corp., (Represents interest in a trust in the liquidation of ContiFinancial
                    Corp. and its affiliates) (f)................................................................      10,854
   1,250/Rights/   Republic of Venezuela Rights..................................................................           0
                                                                                                                  -----------
                   TOTAL RIGHTS AND WARRANTS (Cost -- $10,854)...................................................      10,854
                                                                                                                  -----------
      Shares
--------
COMMON STOCK -- 0.2%
   3,655           Imperial Sugar Co. (Cost -- $32,530)..........................................................      28,326
                                                                                                                  -----------

                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



 Shares                          Security                             Value
------------------------------------------------------------------------------
PREFERRED STOCK (c) -- 0.6%
     750 CSC Holdings Inc., Series M, 11.125% due 4/1/08.......... $    79,313
         TCR Holding Corp.:
     219  Class B Shares..........................................           2
     121  Class C Shares..........................................           1
     318  Class D Shares..........................................           3
     658  Class E Shares..........................................           7
                                                                   -----------
         TOTAL PREFERRED STOCK (Cost -- $80,003)..................      79,326
                                                                   -----------
  Face
 Amount
--------
REPURCHASE AGREEMENT -- 6.5%
$876,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at
          maturity -- $876,078; (Fully collateralized by U.S.
          Treasury Notes and Bonds, 6.000% to 9.125% due 5/15/09
          to 8/15/20; Market value -- $893,524) (Cost -- $876,000)     876,000
                                                                   -----------
         TOTAL INVESTMENTS -- 100% (Cost -- $14,354,940*)......... $13,429,067
                                                                   ===========
--------
(a)Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(b)Security is currently in default.
(c)Non-income producing security.
(d)Rate shown reflects rate in effect at December 31, 2001 on instrument with variable rates or step coupon rates.
(e)Participation interests were acquired through the financial institutions indicated parenthetically.
(f)Security valued in accordance with fair valuation procedures.
 + Income accrual discontinued subsequent to year-end.
 * Aggregate cost for Federal income tax purposes is substantially the same.

   Abbreviations used in this schedule:
   FLIRB -- Front-Loaded Interest Reduction Bonds.
   FRN -- Floating Rate Notes.
   IAB -- Interest Arrears Bonds.
   RSTA -- Revolving Short Term Agreement.

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2001


    ASSETS:
      Investments, at value (Cost -- $14,354,940).............. $13,429,067
      Cash.....................................................         279
      Receivable for Fund shares sold..........................      23,729
      Dividends and interest receivable........................     344,149
                                                                -----------
      Total Assets.............................................  13,797,224
                                                                -----------
    LIABILITIES:
      Management fee payable...................................       2,850
      Payable for Fund shares purchased........................         823
      Administration fee payable...............................         547
      Accrued expenses.........................................      65,437
                                                                -----------
      Total Liabilities........................................      69,657
                                                                -----------
    Total Net Assets........................................... $13,727,567
                                                                ===========
    NET ASSETS:
      Par value of capital shares.............................. $     1,690
      Capital paid in excess of par value......................  15,768,370
      Accumulated net realized loss from security transactions.  (1,116,620)
      Net unrealized depreciation of investments...............    (925,873)
                                                                -----------
    Total Net Assets........................................... $13,727,567
                                                                ===========
    Shares Outstanding.........................................   1,689,512
                                                                -----------
    Net Asset Value, per share.................................       $8.13
                                                                -----------

                      See Notes to Financial Statements.

          Statement of Operations


For the Year Ended December 31, 2001

INVESTMENT INCOME:
  Interest........................................................................ $ 1,175,052
  Dividends.......................................................................       4,172
                                                                                   -----------
  Total Investment Income.........................................................   1,179,224
                                                                                   -----------
EXPENSES:
  Management fee (Note 2).........................................................      87,335
  Audit and legal.................................................................      27,999
  Shareholder communications......................................................      25,000
  Shareholder and system servicing fees...........................................      18,122
  Custody.........................................................................       6,000
  Administration fee (Note 2).....................................................       5,822
  Directors' fees.................................................................       4,250
  Registration fees...............................................................       2,998
  Other...........................................................................       5,000
                                                                                   -----------
  Total Expenses..................................................................     182,526
  Less: Management fee waiver (Note 2)............................................     (66,079)
                                                                                   -----------
  Net Expenses....................................................................     116,447
                                                                                   -----------
Net Investment Income.............................................................   1,062,777
                                                                                   -----------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS (NOTE 3):
  Net Realized Loss From Security Transactions (excluding short-term securities):
   Proceeds from sales............................................................   9,276,889
   Cost of securities sold........................................................   9,984,299
                                                                                   -----------
  Net Realized Loss...............................................................    (707,410)
                                                                                   -----------
  Decrease in Net Unrealized Depreciation of Investments:
   Beginning of year..............................................................  (1,069,619)
   End of year....................................................................    (925,873)
                                                                                   -----------
  Decrease in Net Unrealized Depreciation.........................................     143,746
                                                                                   -----------
Net Loss on Investments...........................................................    (563,664)
                                                                                   -----------
Increase in Net Assets From Operations............................................ $   499,113
                                                                                   ===========


16


                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,


                                                                     2001         2000
                                                                  -----------  -----------
OPERATIONS:
  Net investment income.......................................... $ 1,062,777  $   881,770
  Net realized loss..............................................    (707,410)    (146,339)
  (Increase) decrease in net unrealized depreciation.............     143,746     (730,179)
                                                                  -----------  -----------
  Increase in Net Assets From Operations.........................     499,113        5,252
                                                                  -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income..........................................  (1,069,933)    (849,951)
                                                                  -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders......  (1,069,933)    (849,951)
                                                                  -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 12):
  Net proceeds from sale of shares...............................   5,641,424    5,096,226
  Net asset value of shares issued for reinvestment of dividends.   1,069,933      849,951
  Cost of shares reacquired......................................  (1,929,593)  (3,524,755)
                                                                  -----------  -----------
  Increase in Net Assets From Fund Share Transactions............   4,781,764    2,421,422
                                                                  -----------  -----------
Increase in Net Assets...........................................   4,210,944    1,576,723
NET ASSETS:
  Beginning of year..............................................   9,516,623    7,939,900
                                                                  -----------  -----------
  End of year*................................................... $13,727,567  $ 9,516,623
                                                                  ===========  ===========
* Includes undistributed net investment income of:...............          --       $6,588
                                                                  ===========  ===========

                      See Notes to Financial Statements.

          Notes to Financial Statements



1. Organization and Significant Accounting Policies

Salomon Brothers Variable High Yield Bond Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to maximize current income and secondarily to seek capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001, the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and each other investment portfolio of the Series is offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, overdistributed net investment income amounting to $568, was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

For the year ended December 31, 2001, SBAM waived a portion of its management fee amounting to $66,079.

Notes to Financial Statements
(continued)



SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, became the Fund's distributor, replacing CFBDS, Inc. For the year ended December 31, 2001, SSB received no brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases........................................................ $13,788,110
                                                                  ===========
Sales............................................................ $ 9,276,889
                                                                  ===========

At December 31, 2001 the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.................................... $   374,779
Gross unrealized depreciation....................................  (1,300,652)
                                                                  -----------
Net unrealized depreciation...................................... $  (925,873)
                                                                  ===========

4. Repurchase Agreements

When entering into repurchase agreements, it is the Fund's policy to take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

During the year ended December 31, 2001, the Fund did not enter into any reverse repurchase agreements.

Notes to Financial Statements
(continued)



6. Option Contracts

The Fund may from time to time enter into option contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Fund did not enter into any written call or put option contracts.

7. Securities Traded on a When-Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any TBA securities.

Notes to Financial Statements
(continued)



9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

10. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2001, the Fund held loan participations with a total cost of $124,873.

11. Capital Loss Carryforward

At December 31, 2001, the Fund had, for Federal income tax purposes, a capital loss carryforward of approximately $819,000, available to offset future capital gains. To the extent that these carryforward losses can be used to offset net realized capital gains, such gains, if any, will not be distributed. Expiration occurs on December 31 of the year indicated:

                                                             2006     2007     2009
                                                            ------- -------- --------
Carryforward Amounts....................................... $21,000 $166,000 $632,000
                                                            ======= ======== ========

12. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                                               Year Ended        Year Ended
                                                            December 31, 2001 December 31, 2000
                                                            ----------------- -----------------
Shares sold................................................      644,085           554,908
Shares issued on reinvestment of dividends.................      131,928           101,547
Shares reacquired..........................................     (220,148)         (383,884)
                                                                --------          --------
Net Increase...............................................      555,865           272,571
                                                                ========          ========

          Financial Highlights


For a share of capital stock outstanding for the year ended December 31, unless otherwise noted:

                                                   2001     2000     1999   1998(1)
                                                 -------  -------   ------  -------
Net Asset Value, Beginning of Year..............  $ 8.39   $ 9.22   $ 9.58   $  10.00
                                                 -------  -------   ------  ---------
Income (Loss) From Operations:
  Net investment income (2).....................    0.68     0.83     0.88       0.43
  Net realized and unrealized loss..............   (0.25)   (0.83)   (0.35)     (0.42)
                                                 -------  -------   ------  ---------
Total Income From Operations....................    0.43       --     0.53       0.01
                                                 -------  -------   ------  ---------
Less Distributions From:
  Net investment income.........................   (0.69)   (0.83)   (0.88)     (0.43)
  Capital.......................................      --       --    (0.01)     (0.00)*
                                                 -------  -------   ------  ---------
Total Distributions.............................   (0.69)   (0.83)   (0.89)     (0.43)
                                                 -------  -------   ------  ---------
Net Asset Value, End of Year....................  $ 8.13   $ 8.39   $ 9.22   $   9.58
                                                 =======  =======   ======  =========
Total Return (3)................................    5.14%   (0.02)%   5.56%      0.14%++
Net Assets, End of Year (000s).................. $13,728   $9,517   $7,940   $  6,949
Ratios to Average Net Assets:
  Expenses (2)(4)...............................    1.00%    1.00%    1.00%      1.00%+
  Net investment income.........................    9.13    10.19     9.56       7.25+
Portfolio Turnover Rate.........................      88%      53%      58%        37%

--------
(1)For the period from May 1, 1998 (commencement of operations) through December 31, 1998.
(2)SBAM has waived all or a portion of its management fees for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for expenses of $2,475, $3,983 and $11,942 for the years ended December 31, 2000 and 1999 and the period ended December 31, 1998, respectively. If such fees were not waived and expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                      Decrease in        Expense Ratios
                                 Net Investment Income Without Fee Waivers
                                       Per Share        and Reimbursement
                                 --------------------- -------------------
            2001................         $0.04                1.57%
            2000................          0.06                1.78
            1999................          0.07                1.80
            1998................          0.06                2.04+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.00%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants

To the Board of Directors and Shareholders of Salomon Brothers Variable High Yield Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable High Yield Bond Fund ("Fund") at December 31, 2001, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period May 1, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2002

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company's transfer agent at 1-800-446-1013.

                                                                                        Number of
                                                                                       Investment
                                                                   Principal            Companies
                             Position(s)   Term of Office*       Occupation(s)       in Fund Complex      Other
                              Held with     and Length of         During Past           Overseen      Directorships
  Name, Address, and Age        Fund         Time Served            5 Years            by Director   Held by Director
--------------------------- -------------- --------------- ------------------------- --------------- ----------------
NON-INTERESTED DIRECTORS
Carol L. Colman             Director            Since      Consultant,                     7               N/A
Colman Consulting Co., Inc.                     1998       Colman Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin            Director            Since      Associate General               7               N/A
Pfizer Inc.                                     1998       Counsel, Pfizer Inc.
235 East 42nd Street
New York, NY 10017
Age 55

INTERESTED DIRECTORS
Heath B. McLendon           Director/           Since      Managing Director of            74         SBFM; TIA;
Salomon Smith Barney Inc.   Chairman            1998       Salomon Smith Barney Inc.                  The Travelers
125 Broad Street, 9th Floor Also serves as                 ("SSB"); President and                     Investment
New York, NY 10004          President                      Director of                                Management
Age 68                                                     Smith Barney Fund                          Company;
                                                           Management LLC ("SBFM")                    Trustee --
                                                           and Travelers Investment                   Drew
                                                           Adviser, Inc. ("TIA")                      University;
                                                                                                      Advisory
                                                                                                      Director --
                                                                                                      M&T Bank

* Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

          Additional Information
          (unaudited) (continued)

                                                                                          Number of
                                                                                         Investment
                                                                  Principal               Companies
                             Position(s) Term of Office         Occupation(s)          in Fund Complex      Other
                              Held with  and Length of           During Past              Overseen      Directorships
   Name, Address, and Age       Fund      Time Served              5 Years               by Director   Held by Director
---------------------------- ----------- -------------- ------------------------------ --------------- ----------------

OFFICERS
Lewis E. Daidone             Executive       Since      Managing Director of SSB;            N/A             N/A
Salomon Smith Barney Inc.    Vice            1998       Chief Financial Officer of the
125 Broad Street, 11th Floor President                  Smith Barney Mutual Funds;
New York, NY 10004           and                        Director and Senior Vice
Age 44                       Treasurer                  President of SBFM and TIA

John B. Cunningham           Vice            Since      Managing Director                    N/A             N/A
Salomon Brothers Asset       President       1998       of SBAM
  Management Inc ("SBAM")
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies            Executive       Since      Managing Director                    N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

Beth A. Semmel               Executive       Since      Managing Director                    N/A             N/A
SBAM                         Vice            1998       of SBAM
388 Greenwich Street         President
New York, NY 10013

Peter J. Wilby               Executive       Since      Managing Director of                 N/A             N/A
SBAM                         Vice            1998       SBAM
388 Greenwich Street         President
New York, NY 10013

George J. Williamson         Executive       Since      Director of SBAM                     N/A             N/A
SBAM                         Vice            1998
388 Greenwich Street         President
New York, NY 10013

Christina T. Sydor           Secretary       Since      Managing Director of SSB;            N/A             N/A
Salomon Smith Barney Inc.                    1995       General Counsel and
300 First Stamford Place                                Secretary of SBFM and TIA
Stamford, CT 06902
Age 51

Anthony Pace                 Controller      Since      Director of SSB                      N/A             N/A
Salomon Smith Barney Inc.                    1998
125 Broad Street, 11th Floor
New York, NY 10004
Age 37

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    17th and Chestnut Streets
    Philadelphia, Pennsylvania 19103

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN

DANIEL P. CRONIN

HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

[LOGO] Salomon Brothers
            Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

       Salomon Brothers
       Variable Series Funds Inc



   Annual
   Report
   2001
   DECEMBER 31, 2001

..  STRATEGIC BOND FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE FUNDS INC

Our Message to You



DEAR SHAREHOLDER:

We are pleased to provide you with the annual report for the Salomon Brothers Variable Strategic Bond Fund ("Fund")/1/ for the year ended December 31, 2001. This letter briefly discusses general economic and market conditions as well as Fund developments during the reporting period. A detailed summary of performance and Fund holdings can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund's primary objective is to seek a high level of current income, with capital appreciation as a secondary objective. The Fund seeks to achieve these objectives by investing in a globally diversified portfolio allocated to segments of the fixed-income market that the manager believes will best contribute to the achievement of the Fund's objectives. Tactical allocations may include U.S. and non-U.S. investment-grade, high-yield and emerging market debt securities/2/.

For the year ended December 31, 2001, the Fund returned 6.91%/3/. In comparison, the Lehman Brothers Aggregate Bond Index/4/ and Lipper/5/ Variable Annuity Global Income category returned 8.44% and 2.63% respectively for the same period. Past performance is not indicative of future results.

MARKET OVERVIEW AND PORTFOLIO HIGHLIGHTS

Although we believe the U.S. Federal Reserve Broad ("Fed") was slow to begin its easing process, this quickly changed in January 2001 as the central bank embarked on an aggressive campaign to reduce short-term interest rates in an effort to bolster a flagging economy. Indeed, with 11 rate cuts during the year, the federal funds

--------
1 The Fund is an underlying investment option of various variable-annuity products. A variable-annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the sub-account. Its objective is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.

2 Please note that high-yield bonds are rated below investment grade and carry more risk than higher-rated securities. Also, the Fund is subject to fluctuations in share price as interest rates rise and fall. Also, please note that investments in foreign securities, especially emerging market investments, involve greater risks than U.S. investments. Investments in non-U.S. securities involve risks relating to political, social and economic developments abroad, as well as risks resulting from the differences between the regulations to which U.S. issuers and markets are subject.

3 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of the future results.

4 The Lehman Brothers Aggregate Bond Index is a broad measure of the performance of taxable bonds in the U.S. market, with maturities of at least one year. The index is composed of U.S. Treasury bonds, government-agency bonds, mortgage-backed securities and corporate bonds. Please note that an investor cannot invest directly in an index.

5 Lipper Inc. is an independent mutual-fund tracking organization.

rate/6/ stood at 1.75% by December 31--its lowest level since the early 1960s. Furthermore, fiscal policy has become accommodative (e.g., the recent trend toward reduced tax rates), following many years of restrictive policy.

The performance of U.S. investment-grade fixed-income securities over the past year has been quite good, especially when compared to the difficult equity markets. For most of the year, bond prices rose as investors allocated assets to fixed-income from the equity market. However, during November, as the prospects for an economic recovery improved for 2002, investors began to sell out of U.S. Treasury notes and bonds. As a result, Treasury prices declined by 3% to 6%, depending on maturity, with yields on intermediate- and long-term Treasuries moving back up to the low 5% range from the low 4% range at the end of September. Generally speaking, the long end of the U.S. Treasury security market was relatively unchanged for 2001, with the exception of the aforementioned selling activity offset by the U.S. Treasury's announcement that for the foreseeable future, it would no longer be issuing the 30-year Treasury bond. In contrast, the largest moves occurred at the front end of the maturity spectrum. Short-term Treasuries, the area of the market we believe is most sensitive to expectations of Fed policy, outperformed given the Fed's aggressive rate-cut campaign throughout the year.

The U.S. high-yield market struggled early in the period due to negative earnings revisions and weak economic data. Despite the initial enthusiasm over the rate cuts, however, market sentiment turned negative on news of continued deterioration in corporate earnings and falling stock prices. But in July and August 2001, the U.S. high-yield market rallied once again, spurred by takeover speculation, as well as by debt buybacks by distressed telecommunications companies. The tragic events of September 11th dramatically reversed this rally. Heightened volatility adversely impacted the valuations of bonds in industries with more cyclical exposure, or with exposure to the tourism and airline sectors.

In spite of continued economic weakness and uncertainty surrounding the events of September 11th, the U.S. high-yield market rebounded in October 2001. This market rally resulted from strong gains in U.S. Treasuries, an increase in buying activity as bargain hunters searched for oversold credits, and $582 million in mutual-fund inflows (compared to almost $2 billion in redemptions in September 2001).

Poor performance in emerging markets was achieved amid high volatility in the financial markets and Argentina's continued fiscal and political turmoil. Argentina recently suspended payment on the nation's $132 billion debt after a four-year recession. The existing government was overthrown as political unrest ensued. In addition, oil prices, an important driver of value in emerging-debt markets, experienced considerable price volatility this period. A number of factors contributed to this volatility, including a global oversupply of oil, reduced air travel, a slowing U.S. economy and confusion over OPEC pricing.

--------
6 The federal funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The federal funds rate often points to the direction of U.S. interest rates.

The Fund was primarily invested in U.S. investment-grade bonds, which performed well over the past year. In addition, in its high-yield allocation, the Fund was successful in selecting better performing bonds and avoiding very poorly performing segments of the high-yield market such as telecommunications. For the year, the Fund's assets, on average, were allocated across four segments of the global bond market: U.S. investment-grade bonds (70%), U.S. high-yield bonds (15%), emerging market debt (12%) and foreign-government bonds (3%). The Fund's performance due to its allocation to high-yield, emerging-market debt and foreign-government bonds lagged the Salomon Smith Barney Broad Investment-Grade Bond Index/7/, which returned 8.52%.

MARKET OUTLOOK

While we believe that aggressive monetary and fiscal stimulus should help stabilize the economy, we anticipate significant growth may take some time. We believe consumption may pick up but a bit more slowly in the face of sizable job cuts, the likelihood that flexible compensation such as bonuses will be sharply lower, and curtailed state and local government spending.

While long-term rates may at some point rebound modestly once the U.S. economy shows renewed signs of life, we do not anticipate a substantial increase in long-term rates while inflation remains subdued (and we expect it to remain subdued through 2002, and probably beyond that period).

We believe valuations in the market for U.S. high-yield securities appear attractive, but remain cautious as we feel that the longer term positive effects of any Fed interest-rate cuts will be offset by several factors in the short run, including:

    .  heightened concerns about defaults;

    .  disappointing corporate profitability;

    .  intensified concerns over the U.S. and global economies;

    .  reduced secondary-market liquidity; and

    .  continued equity-market volatility.

In view of these concerns, we are continuing to pursue a more conservative investment strategy geared to accumulating better quality credits for the Fund.

Emerging market debt has been weakened by a slowing global economy, and most emerging market countries' credit risks remain uncertain as worldwide political turmoil unfolds. Given the uncertain environment, we believe that the Fund should be invested in a diversified portfolio of emerging market debt securities. That said, we became defensive in our outlook and reduced our exposure to both credit risk and market risk as 2001 drew to a close. We will increase our allocation to high-yield bonds and emerging debt if signs of economic recovery become more visible in mid-2002.

--------
7 The Salomon Smith Barney Broad Investment-Grade Bond Index includes institutional traded U.S. Treasury bonds, government sponsored bonds (U.S. agency and supranational), mortgage-backed securities and corporate securities.

Thank you for your investment in the Salomon Brothers Variable Strategic Bond Fund. We look forward to helping you pursue your financial goals in the years ahead.

Sincerely,

/s/ Heath B. McLendon    /s/ Peter J. Wilby
Heath B. McLendon        Peter J. Wilby
Chairman and President   Executive Vice President

/s/ Roger Lavan          /s/ D. J. Scott
Roger M. Lavan           David J. Scott
Executive Vice President Executive Vice President

January 31, 2002

The information provided in this letter represents the opinion of the managers and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 13 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

The following graph depicts the performance of the Strategic Bond Fund versus Lehman Brothers Aggregate Bond Index and the Salomon Smith Barney Broad Investment-Grade Bond Index. It is important to note that the Fund is a professionally managed mutual fund while the index is not available for investment and is unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE STRATEGIC BOND FUND
 Comparison of $10,000 Investment in the Fund with Lehman Brothers Aggregate Bond Index and the Salomon Smith Barney Broad Investment-Grade Bond Index

                                    [CHART]

                                                    Salomon Smith Barney
                Strategic     Lehman Brothers         Broad Investment-
                Bond Fund   Aggregate Bond Index++    Grade Bond Index++
                ---------   --------------------    --------------------
    2/17/98      $10,000           $10,000                $10,000
    12/98         10,618            10,739                 10,684
    12/99         10,657            10,650                 10,595
    12/00         11,436            11,889                 11,823
    12/31/01      12,226            12,894                 12,830

    Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

++ It is the opinion of management that the Salomon Smith Barney Broad Investment-Grade Bond Index more accurately reflects the current composition of the Salomon Brothers Variable Strategic Bond Fund than the Lehman Brothers Aggregate Bond Index. In future reporting, the Salomon Smith Barney Broad Investment-Grade Bond Index will be used as a basis of comparison of total performance rather than the Lehman Brothers Aggregate

    Bond Index. Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain Return of  Total
Year Ended             of Year  of Year Dividends Distribution  Capital  Returns+
---------------------------------------------------------------------------------
12/31/01               $ 9.75   $10.02    $0.40      $0.00       $0.00     6.91%
---------------------------------------------------------------------------------
12/31/00                 9.66     9.75     0.62       0.00        0.00*    7.30
---------------------------------------------------------------------------------
12/31/99                10.13     9.66     0.51       0.00        0.00     0.37
---------------------------------------------------------------------------------
2/17/98** -- 12/31/98   10.00    10.13     0.47       0.01        0.01     6.18#
---------------------------------------------------------------------------------
Total                                     $2.00      $0.01       $0.01
---------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                        Year Ended 12/31/01        6.91%
                        --------------------------------
                        2/17/98** through 12/31/01 5.33
                        --------------------------------

 Cumulative Total Return+ (unaudited)

                       2/17/98** through 12/31/01 22.26%
                       ---------------------------------

+ Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate accounts such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total return for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
# Total return is not annualized, as it may not be representative of the total return for the year.
*  Amount represents less than $0.01 per share.
** Commencement of operations.

          Schedule of Investments
          December 31, 2001



   Face
  Amount                            Security                             Value
---------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCIES AND OBLIGATIONS -- 31.3%
           U.S. Treasury Notes:
$1,000,000  5.125% due 12/31/02 (a)................................... $1,030,620
    10,000  4.750% due 2/15/04 (a)....................................     10,328
   450,000  5.875% due 11/15/04 (a)...................................    476,613
 1,000,000  4.625% due 5/15/06 (a)....................................  1,014,250
 5,000,000  3.500% due 11/15/06 (a)...................................  4,821,450
   750,000  5.000% due 2/15/11 (a)....................................    747,945
           U.S. Treasury Bonds:
    10,000  6.125% due 11/15/27 (a)...................................     10,522
    35,000  5.500% due 8/15/28 (a)....................................     33,921
   250,000  5.250% due 2/15/29 (a)....................................    234,795
   500,000  6.125% due 8/15/29 (a)....................................    530,820
   500,000  6.250% due 5/15/30 (a)....................................    541,775
   225,000  5.375% due 2/15/31 (a)....................................    221,906
           Federal National Mortgage Association (FNMA):
 1,675,000  6.000%, 30 years (b)(c)...................................  1,637,313
 4,500,000  7.000%, 30 years (b)(c)...................................  4,585,770
   182,470  8.000% due 7/1/30.........................................    191,078
    32,351  7.500% due 8/1/30.........................................     33,402
   188,735  8.000% due 8/1/30.........................................    197,640
   553,615  7.500% due 9/1/30.........................................    571,608
    94,453  8.000% due 9/1/30.........................................     98,909
   533,042  7.500% due 11/1/30........................................    550,366
   183,590  8.000% due 1/1/31.........................................    192,252
   539,149  7.500% due 2/1/31.........................................    556,671
                                                                       ----------
           TOTAL U.S. GOVERNMENT AGENCIES AND
           OBLIGATIONS(Cost -- $18,002,084)........................... 18,289,954
                                                                       ----------

ASSET-BACKED SECURITIES -- 1.3%
   500,000 Bayview Financial Acquisition Trust, Series 2001-CA, Class
            M3, 3.180% due 8/25/36....................................    552,891
   100,000 Contimortgage Home Equity Loan Trust, Series 1999-3, Class
            B, 7.000% due 12/25/29....................................     76,687
   150,795 Delta Funding, 12.500% due 10/26/30........................    152,161
                                                                       ----------
           TOTAL ASSET-BACKED SECURITIES (Cost -- $734,862)...........    781,739
                                                                       ----------

COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.6%
   125,000 Commercial Mortgage Asset Trust, Series 1999-C1, Class C,
            7.350% due 8/17/13........................................    129,815
           DLJ Commercial Mortgage Corp., Class S:
   952,794  Series 1998-CF2, 0.851% due 11/12/31 (d)..................     42,108
   563,577  Series 1998-CG1, 0.709% due 5/10/23 (d)...................     19,734
   150,000 LB Commercial Conduit Mortgage Trust, Series 1999-C1, Class
            A2, 6.780% due 6/15/31....................................    157,049
                                                                       ----------
           TOTAL COMMERCIAL MORTGAGE-BACKED
           SECURITIES (Cost -- $331,963)..............................    348,706
                                                                       ----------

MORTGAGE-BACKED SECURITIES -- 3.2%
    75,191 Countrywide Mortgage Backed Securities, Inc., Series
            1994-J, Class B1, 7.750% due 6/25/24......................     77,890
           FANNIEMAE-ACES:
 1,197,228  Series 1999-M3, Class N, 1.045% due 6/25/38 (d)...........     47,813
   892,161  Series 2000-M1, Class A, 7.372% due 1/17/13...............    949,973
    23,524 First Union Residential Securitization, Series 1998-A,
            Class B2, 7.000% due 8/25/28..............................     22,946
    96,393 GE Capital Mortgage Services Inc., Series 1998-15, Class
            B1, 6.750% due 11/25/28...................................     94,945
   390,653 Green Tree Financial, Series 1997-6, Class A8, 7.070% due
            1/15/29...................................................    407,246
    97,734 Mid-State Trust, Series 6, Class A1, 7.340% due 7/1/35.....     99,640


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                             Value
--------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 3.2% (continued)
           PNC Mortgage Securities:
            Series 1998-4:
$   23,871    Class 3B3, 6.838% due 5/25/28...........................   $21,966
    23,981    Class CB3, 6.750% due 5/25/28...........................    22,968
    23,627  Series 1998-5, Class CB3, 6.734% due 7/25/28..............    22,609
    72,708  Series 1999-1, Class CB2, 6.772% due 3/25/29..............    71,586
    62,158  Series 1999-2, Class DB3, 6.040% due 4/25/29..............    51,157
                                                                       ---------
           TOTAL MORTGAGE-BACKED SECURITIES(Cost -- $1,843,648)....... 1,890,739
                                                                       ---------

CORPORATE BONDS AND NOTES -- 21.3%
Basic Industries -- 1.4%
    75,000 Acetex Corp., Sr. Notes, 10.875% due 8/1/09................    75,375
   125,000 AEI Resources Inc., Company Guaranteed, 10.500% due
            12/15/05 (e)(f)(g)........................................    67,500
   100,000 Appleton Papers Inc., Sr. Sub. Notes, 12.500% due 12/15/08
            (e).......................................................    96,500
    25,000 Applied Extrusion Technologies, Inc., Sr. Notes, 10.750%
            due 7/1/11................................................    26,750
    50,000 Berry Plastics Corp., Series C, Sr. Sub. Notes, 12.250% due
            4/15/04...................................................    50,687
    75,000 ISP CHEMCO Inc., Sr. Sub. Notes, 10.250% due 7/1/11........    78,750
    25,000 Luscar Coal Ltd., Sr. Notes, 9.750% due 10/15/11 (e).......    26,000
    35,000 Millennium America Inc., Sr. Notes, 9.250% due 6/15/08.....    35,875
   100,000 OM Group Inc., Sr. Sub. Notes, 9.250% due 12/15/11 (e).....   102,500
    75,000 P&L Coal Holdings Corp., 9.625% due 5/15/08................    80,813
    75,000 PCI Chemicals Canada Inc., Series B, Sr. Secured Notes,
            9.250% due 10/15/07 (f)(g)................................    31,875
           Polymer Group Inc., Series B, Sr. Sub. Notes:
    25,000  9.000% due 7/1/07 (h).....................................     7,375
    25,000  8.750% due 3/1/08 (h).....................................     7,375
           Radnor Holdings Inc., Sr. Notes:
    25,000  10.000% due 12/1/03.......................................    18,125
    25,000  Series B, 10.000% due 12/1/03.............................    18,125
    50,000 Riverwood International Co., Sr. Notes, 10.625% due 8/1/07.    52,750
    25,000 Tembec Industries Inc., Company Guaranteed, 8.625% due
            6/30/09...................................................    26,125
                                                                       ---------
                                                                         802,500
                                                                       ---------
Consumer Cyclicals -- 1.1%
   100,000 Advance Stores Co. Inc., Sr. Sub. Notes, 10.250% due
            4/15/08 (e)...............................................   102,000
    75,000 Cole National Group, Inc., Sr. Sub. Notes, 8.625% due
            8/15/07...................................................    69,750
    75,000 CSK Auto Inc., Sr. Notes, 12.000% due 6/15/06 (e)..........    75,937
    65,000 Finlay Fine Jewelry Corp., Sr. Notes, 8.375% due 5/1/08....    58,500
   100,000 HMH Properties, Series B, Sr. Notes, 7.875% due 8/1/08.....    92,750
    75,000 Saks Inc., 9.875% due 10/1/11 (e)..........................    70,500
   125,000 Wal-Mart Stores, 7.550% due 2/15/30........................   143,906
                                                                       ---------
                                                                         613,343
                                                                       ---------
Consumer Non-Cyclicals -- 2.8%
    50,000 AdvancePCS, Sr. Notes, 8.500% due 4/1/08...................    52,250
    50,000 Argosy Gaming Co., Sr. Sub. Notes, 10.750% due 6/1/09......    55,187
    50,000 Beverly Enterprises Inc., Sr. Notes, 9.625% due 4/15/09....    52,750
    50,000 Coast Hotels and Casinos, Inc., Sr. Sub. Notes, 9.500% due
            4/1/09....................................................    51,500
    50,000 CONMED Corp., Sr. Sub. Notes, 9.000% due 3/15/08...........    51,250
   125,000 DaVita Inc., Company Guaranteed, 9.250% due 4/15/11........   131,875
    75,000 Duane Reade Inc., Company Guaranteed, 9.250% due 2/15/08...    76,125
    50,000 Elizabeth Arden Inc., Secured Notes, 11.750% due 2/1/11....    51,500
           Fleming Cos. Inc.:
    15,000  Series B, Sr. Sub. Notes, 10.625% due 7/31/07.............    14,400
    50,000  Sr. Notes, 10.125% due 4/1/08.............................    50,750


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                               Value
------------------------------------------------------------------------------------
Consumer Non-Cyclicals -- 2.8% (continued)
$   75,000 Harrah's Operating Co. Inc., Sr. Sub. Notes, 7.875% due
            12/15/05................................................... $     78,000
           HCA Inc., Notes:
    35,000  6.910% due 6/15/05 (a).....................................       36,050
    50,000  8.750% due 9/1/10..........................................       54,250
    50,000 Horseshoe Gaming Holdings, Series B, Company Guaranteed,
            8.625% due 5/15/09.........................................       51,875
    85,000 IASIS Healthcare Corp., Sr. Sub. Notes, 13.000% due 10/15/09       92,225
    80,000 MGM Mirage Inc., Sr. Sub. Notes, 9.750% due 6/1/07 (a)......       84,200
    50,000 North Atlantic Trading Co., Inc., Series B, Sr. Notes,
            11.000% due 6/15/04........................................       45,000
    75,000 Park Place Entertainment Corp., Sr. Sub. Notes, 7.875% due
            12/15/05...................................................       74,906
    50,000 Petco Animal Supplies, Sr. Sub. Notes, 10.750% due 11/1/11
            (e)........................................................       51,250
   125,000 Playtex Products Inc., Company Guaranteed, 9.375% due 6/1/11      132,500
    29,000 Pueblo Xtra International, Inc., Sr. Notes, 9.500% due
            8/1/03.....................................................        5,365
    50,000 Revlon Consumer Products, Sr. Notes, 8.125% due 2/1/06......       34,250
   125,000 Safeway Inc., Debentures, 7.250% due 2/1/31.................      131,875
    50,000 The Scotts Co., Sr. Sub. Notes, 8.625% due 1/15/09..........       51,500
    50,000 Station Casinos Inc., Sr. Notes, 8.375% due 2/15/08.........       51,000
    25,000 Tenet Healthcare Corp., Series B, Sr. Sub. Notes, 8.125%
            due 12/1/08................................................       26,500
    50,000 Triad Hospitals Inc., Company Guaranteed, 8.750% due 5/1/09.       52,375
    25,000 Vlasic Foods International Inc., Sr. Sub. Notes, 10.250%
            due 7/1/09 (f)(g)..........................................        5,250
                                                                        ------------
                                                                           1,645,958
                                                                        ------------
Energy -- 2.2%
    25,000 BRL Universal Equipment, Secured Notes, 8.875% due 2/15/08..       26,125
   125,000 Compass Minerals Group, Sr. Sub. Notes, 10.000% due 8/15/11
            (e)........................................................      130,312
   325,000 Devon Energy Corp., 6.875% due 9/30/11 (e)..................      318,500
   250,000 Dominion Fiber Ventures, Sr. Secured Notes, 7.050% due
            3/15/05 (e)................................................      255,313
    50,000 Forest Oil Corp., Sr. Notes, 8.000% due 6/15/08.............       50,500
    50,000 Grey Wolf Inc., Sr. Notes, 8.875% due 7/1/07................       49,000
    47,000 Key Energy Services, Inc., Series B, Sr. Sub. Notes,
            14.000% due 1/15/09........................................       54,520
    20,000 Nuevo Energy Co., Series B, Sr. Sub. Notes, 9.375% due
            10/1/10....................................................       18,600
           Ocean Energy Inc., Series B, Sr. Sub. Notes:
    50,000  8.875% due 7/15/07.........................................       52,500
    25,000  8.375% due 7/1/08..........................................       26,250
    50,000 Pioneer Natural Resource, Company Guaranteed, 9.625% due
            4/1/10.....................................................       54,813
           Plains Resources Inc., Sr. Sub. Notes:
    25,000  Series B, 10.250% due 3/15/06..............................       25,375
    25,000  Series F, 10.250% due 3/15/06..............................       25,375
    50,000 Pride International Inc., Sr. Notes, 9.375% due 5/1/07......       52,875
   100,000 Stone Energy Corp., Sr. Sub. Notes, 8.250% due 12/15/11 (e).      102,000
    25,000 Wesport Resources Corp., Company Guaranteed, 8.250% due
            11/1/11....................................................       25,375
    25,000 Western Gas Resources Inc., Sr. Sub. Notes, 10.000% due
            6/15/09....................................................       26,625
                                                                        ------------
                                                                           1,294,058
                                                                        ------------
Financial Services -- 3.4%
   300,000 Bank of America Corp., Sub. Notes, 7.400% due 1/15/11.......      322,125
   250,000 Capital One Financial Corp., Notes, 7.250% due 5/1/06.......      238,750
    50,000 Felcor Lodging L.P., Sr. Notes, 9.500% due 9/15/08..........       50,375
   250,000 General Motors Acceptance Corp., Notes, 6.875% due 9/15/11
            (a)........................................................      245,313
   250,000 Household Finance Corp., Notes, 8.000% due 7/15/10..........      269,688
    50,000 MeriStar Hospitality Corp., Sr. Sub. Notes, 8.750% due
            8/15/07....................................................       42,125
   250,000 Qwest Capital Funding, Company Guaranteed, 7.000% due 8/3/09      243,125
   250,000 Standard Chartered Bank, 8.000% due 5/30/31 (e).............      255,000
   300,000 Washington Mutual Financial Corp., Sr. Notes, 6.875% due
            5/15/11....................................................      308,625
                                                                        ------------
                                                                           1,975,126
                                                                        ------------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                             Value
-------------------------------------------------------------------------------
Manufacturing -- 1.3%
$   25,000 Aqua-Chem, Inc., Sr. Sub. Notes, 11.250% due 7/1/08......... $16,250
   125,000 Breed Technologies, Inc., Sr. Sub. Notes, 9.250% due
            4/15/08 (f)(g).............................................      13
   100,000 Collins & Aikman Corp., Sr. Notes, 10.750% due 12/31/11..... 100,750
    35,000 Dura Operating Corp., Company Guaranteed, 9.000% due 5/1/09.  33,075
    50,000 Fedders North America, Inc., Sr. Sub. Notes, 9.375% due
            8/15/07....................................................  36,875
   200,000 General Electric Cap Corp., Series A, Global Medium-Term
            Notes, 6.125% due 2/22/11 (a).............................. 203,500
   150,000 The Goodyear Tire & Rubber Co., Notes, 8.125% due 3/15/03
            (a)........................................................ 152,813
    50,000 Jordan Industries, Series C, Sr. Notes, 10.375% due 8/1/07..  25,250
    25,000 Motors & Gears Inc., Sr. Notes, Series D, 10.750% due
            11/15/06...................................................  21,875
   125,000 Newport News Shipbuilding Inc., Sr. Sub. Notes, 9.250% due
            12/1/06.................................................... 131,563
    50,000 Sequa Corp., Sr. Notes, 9.000% due 8/1/09...................  47,500
                                                                        -------
                                                                        769,464
                                                                        -------
Media and Telecommunications -- 5.2%
           Adelphia Communications Corp., Sr. Notes:
   100,000  10.250% due 11/1/06........................................ 102,500
    25,000  10.875% due 10/1/10........................................  25,656
            Series B:
    17,091    9.500% due 2/15/04.......................................  16,899
    85,000    9.875% due 3/1/07........................................  84,681
    60,000 American Cellular Corp., Sr. Sub. Notes, 9.500% due 10/15/09  58,500
    75,000 AT&T Wireless Services, Sr. Notes, 7.875% due 3/1/11........  80,344
   325,000 Charter Communications Holdings LLC, Sr. Discount Notes,
            (zero coupon until 4/1/04,
            9.920% thereafter) due 4/1/11.............................. 236,844
   250,000 Cox Communications Inc., Notes, 7.750% due 11/1/10.......... 267,500
   125,000 CSC Holdings, Sr. Debentures, 7.625% due 7/15/18 (a)........ 119,062
    25,000 Dobson Communications Corp., Sr. Notes, 10.875% due 7/1/10..  25,937
           Echostar DBS Corp., Sr. Notes:
   100,000  9.125% due 1/15/09 (e)..................................... 100,750
   100,000  9.375% due 2/1/09.......................................... 103,500
   250,000 France Telecom, 7.200% due 3/1/06 (e)....................... 265,625
           Global Crossing Holding Ltd., Sr. Notes:
    70,000  8.700% due 8/1/07 (h)......................................   6,650
    50,000  9.625% due 5/15/08 (h).....................................   6,000
    50,000 Hollinger International Publishing Inc., Sr. Sub. Notes,
            9.250% due 3/15/07.........................................  49,813
    85,000 Insight Midwest L.P., Sr. Notes, 10.500% due 11/1/10........  92,225
    50,000 Lamar Media Corp., Sr. Sub. Notes, 9.625% due 12/1/06.......  52,438
    75,000 LIN Television Corp., Sr. Notes, 8.000% due 1/15/08.........  75,937
    25,000 Mediacom Broadband LLC, Sr. Notes, 11.000% due 7/15/13......  27,562
    50,000 Mediacom LLC, Sr. Notes, 9.500% due 1/15/13.................  52,125
           Nextel Communications Inc.:
    55,000  Sr. Notes, 9.375% due 11/15/09.............................  43,588
   185,000  Sr. Serial Redeemable Discount Notes, (zero coupon until
              10/31/02, 9.750% thereafter) due 10/31/07................ 132,738
    35,000 Nextmedia Operating Inc., Sr. Sub. Notes, 10.750% due
            7/1/11 (e).................................................  36,313
   130,000 NTL Communications Corp., Series B, Sr. Notes, 11.5000% due
            10/1/08....................................................  46,150
           NTL Inc., Sr. Notes:
    10,000  Series A, 12.750% due 4/15/05..............................   3,550
            Series B:
    15,000    11.500% due 2/1/06.......................................   5,325
   100,000    10.000% due 2/15/07......................................  34,500
   100,000 Price Communications Wireless Inc., Sr. Sub. Notes, 11.750%
            due 7/15/07................................................ 109,500
    50,000 Quebecor World Inc., Sr. Sub. Notes, 8.375% due 11/15/08....  50,313
    75,000 R.H. Donnelly Inc., Sr. Sub. Notes, 9.125% due 6/1/08.......  77,719
    25,000 Roger Cantel Inc., Debentures, 9.375% due 6/1/08............  25,875


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                              Value
----------------------------------------------------------------------------------
Media and Telecommunications -- 5.2% (continued)
$  100,000 Rogers Cablesystem, Debentures, 10.125% due 9/1/12.......... $  106,750
    25,000 TeleCorp PCS Inc., Sr. Sub. Notes, 10.625% due 7/15/10......     29,125
   110,000 TeleWest Communications PLC, Debentures, 11.000% due 10/1/07     79,750
           Triton PCS, Inc.:
    25,000  Company Guaranteed, (zero coupon until 5/1/03, 11.000%
              thereafter) due 5/1/08...................................     22,750
    50,000  Sr. Sub. Notes, 8.750% due 11/15/11 (e)....................     50,250
   135,000 United International Holdings, Inc., Series B, Sr. Secured
            Discount Notes, (zero coupon until 2/15/03, 10.750%
            thereafter), due 2/15/08...................................     39,825
           United Pan-Europe Communications, Series B:
    40,000  Sr. Discount Notes, (zero coupon until 2/1/05, 13.750%
              thereafter) due 2/1/10 (h)...............................      3,400
    20,000  Sr. Notes, 11.250% due 11/1/09 (h).........................      2,700
   125,000 Viacom Inc., Notes, 6.625% due 5/15/11......................    127,344
   115,000 XO Communications Inc., Sr. Notes, 10.750% due 6/1/09 (f)(g)     14,950
    75,000 Yell Finance BV, Sr. Notes, 10.750% due 8/1/11..............     80,625
    50,000 Young Broadcasting Inc., Sr. Notes, 8.500% due 12/15/08 (e).     50,500
                                                                        ----------
                                                                         3,024,088
                                                                        ----------
Services and Other  -- 1.6%
           Allied Waste North America Inc., Series B:
   100,000  Sr. Notes, 8.875% due 4/1/08...............................    103,500
    50,000  Sr. Sub. Notes, 10.000% due 8/1/09.........................     51,750
   140,000 American Tower Corp., Sr. Notes, 9.375% due 2/1/09..........    113,400
   250,000 Cendant Corp., 7.750% due 12/1/03 (a).......................    254,375
           Crown Castle International Corp., Sr. Notes:
    10,000  9.375% due 8/1/11..........................................      9,225
    75,000  10.750% due 8/1/11.........................................     73,688
           Iron Mountain Inc., Sr. Sub. Notes:
    50,000  8.750% due 9/30/09.........................................     51,750
    25,000  8.250% due 7/1/11..........................................     25,625
    25,000  8.625% due 4/1/13..........................................     26,125
    50,000 Mail-Well I Corp., Series B, Sr. Sub. Notes, 8.750% due
            12/15/08...................................................     39,250
    75,000 SBA Communications Corp., Sr. Notes, 10.250% due 2/1/09.....     64,500
   125,000 Sitel Corp., Company Guaranteed, 9.250% due 3/15/06 (a).....     96,875
           Spectrasite Holdings Inc., Series B:
            Sr. Discount Notes:
    25,000    Zero coupon until 7/15/03, (12.000% thereafter) due
              7/15/08..................................................      5,875
    25,000    Zero coupon until 3/15/05, (12.875% thereafter) due
              3/15/10..................................................      7,875
    30,000  Sr. Notes, 10.750% due 3/15/10.............................     14,850
                                                                        ----------
                                                                           938,663
                                                                        ----------
Technology -- 0.4%
           Unisys Corp., Sr. Notes:
    50,000  8.125% due 6/1/06..........................................     50,000
    50,000  7.875% due 4/1/08..........................................     48,875
   100,000 Xerox Cap Europe PLC, Company Guaranteed, 5.750% due 5/15/02     98,500
                                                                        ----------
                                                                           197,375
                                                                        ----------
Transportation -- 1.0%
   250,000 CSX Corp., Debentures, 7.950% due 5/1/27....................    276,562
    25,000 Stena AB, Sr. Notes, 8.750% due 6/15/07.....................     22,875
           Teekay Shipping Corp.:
    50,000  Company Guaranteed, 8.320% due 2/1/08......................     51,750
    50,000  Sr. Notes, 8.875% due 7/15/11 (e)..........................     51,500
   198,214 U.S. Airways Corp., 2000-3G Pass Through Trust,
            Pass-Through Certificates, 7.890% due 3/1/19...............    201,179
                                                                        ----------
                                                                           603,866
                                                                        ----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                               Security                             Value
------------------------------------------------------------------------------------
Utilities -- 0.9%
$   25,000    AES Corp., Sr. Notes, 9.375% due 9/15/10...................    $22,625
              Azurix Corp., Series B, Sr. Notes:
    75,000     10.375% due 2/15/07.......................................     52,875
    75,000     10.750% due 2/15/10.......................................     52,875
              Calpine Corp., Sr. Notes:
    25,000     7.750% due 4/15/09........................................     22,093
    25,000     8.625% due 8/15/10........................................     22,750
    50,000     8.500% due 2/15/11........................................     45,563
    75,000    CMS Energy Corp., Sr. Notes, 9.875% due 10/15/07...........     79,688
   250,000    The Williams Cos. Inc., Notes, 6.750% due 1/15/06..........    253,125
                                                                          ----------
                                                                             551,594
                                                                          ----------
              TOTAL CORPORATE BONDS AND NOTES(Cost -- $12,950,948)....... 12,416,035
                                                                          ----------

SOVEREIGN BONDS -- 14.9%
Argentina -- 0.1%
   140,000    Republic of Argentina, FRB, Debentures, due 3/31/05 (f)(g).     39,288
                                                                          ----------
Brazil -- 3.3%
 2,480,000    Federal Republic of Brazil, 11.000% due 8/17/40............  1,915,800
                                                                          ----------
Bulgaria -- 0.8%
              Republic of Bulgaria:
    99,000     IAB, 4.5625% due 7/28/11 (a)(i)...........................     86,873
   450,000     Series A, FLIRB, 4.5625% due 7/28/12 (i)..................    405,844
                                                                          ----------
                                                                             492,717
                                                                          ----------
Colombia -- 0.5%
   285,000    Republic of Colombia, 11.750% due 2/25/20 (a)..............    285,000
                                                                          ----------
Ecuador -- 0.7%
   900,000    Republic of Ecuador, 5.000% due 8/15/30 (i)................    432,900
                                                                          ----------
Ivory Coast -- 0.1%
   200,000    Republic of Ivory Coast, FLIRB, due 3/29/18 (f)(g).........     29,500
                                                                          ----------
Jamaica -- 0.1%
    20,000    Government of Jamaica, 12.750% due 9/1/07 (e)..............     22,000
                                                                          ----------
Mexico -- 3.1%
              United Mexican States:
 1,185,000     8.375% due 1/14/11........................................  1,232,400
    50,000     11.375% due 9/15/16.......................................     61,775
               PAR Bonds:
   250,000       Series A, 6.250% due 12/31/19...........................    230,938
   300,000       Series B, 6.250% due 12/31/19...........................    277,125
                                                                          ----------
                                                                           1,802,238
                                                                          ----------
Panama -- 0.6%
   394,814    Republic of Panama, IRB, 4.500% due 7/17/14 (i)............    352,001
                                                                          ----------
Peru -- 0.6%
              Republic of Peru:
   225,000     FLIRB, 4.000% due 3/7/17 (i)..............................    158,625
   250,000     PDI Bonds, 4.500% due 3/7/17 (i)..........................    192,500
                                                                          ----------
                                                                             351,125
                                                                          ----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                             Value
---------------------------------------------------------------------------------
Philippines -- 0.3%
$  185,000 Republic of Philippines, 9.875% due 1/15/19................   $176,906
                                                                       ----------
Poland -- 0.5%
   272,250 Republic of Poland, PDI, 6.000% due 10/27/14 (i)...........    269,868
                                                                       ----------
Russia -- 3.0%
           Russian Government:
   600,000  8.250% due 3/31/10........................................    526,500
     1,251  8.250% due 3/31/10 (e)....................................      1,098
 2,150,375  5.000% due 3/31/30 (i)....................................  1,249,905
                                                                       ----------
                                                                        1,777,503
                                                                       ----------
Turkey -- 0.3%
   200,000 Republic of Turkey, 11.875% due 1/15/30....................    193,500
                                                                       ----------
Venezuela -- 0.9%
           Republic of Venezuela:
    65,000  13.625% due 8/15/18.......................................     55,250
   428,565  Series DL, DCB, 2.875% due 12/1/07 (i)....................    310,174
   250,000  PAR Bonds, 6.750% due 3/31/20.............................    183,750
                                                                       ----------
                                                                          549,174
                                                                       ----------
           TOTAL SOVEREIGN BONDS(Cost -- $8,427,033)..................  8,689,520
                                                                       ----------

LOAN PARTICIPATIONS -- 1.0%
Algeria -- 0.4%
           The People's Democratic Republic of Algeria:
    41,666  Tranche 1, 4.313% due 9/4/06 (CS First Boston Corp.)
              (a)(i)(j)...............................................     38,333
   210,417  Tranche 3, 4.313% due 3/4/10 (J.P. Morgan Chase & Co.)
              (a)(i)(j)...............................................    183,062
                                                                       ----------
                                                                          221,395
                                                                       ----------
Morocco -- 0.6%
   413,717 Kingdom of Morocco, Tranche A, 2.781% due 1/1/09 (J.P.
            Morgan Chase & Co.) (i)(j)................................    369,242
                                                                       ----------
           TOTAL LOAN PARTICIPATIONS(Cost -- $572,128)................    590,637
                                                                       ----------

  Shares
-----------
PREFERRED STOCKS -- 0.2%
     1,100 CSC Holdings Inc. (Cost -- $117,425).......................    116,325
                                                                       ----------

 Warrants
-----------
WARRANTS (g) -- 0.0%
   109,104 ContiFinancial Corp., Units of Interest, (Represents
            interests in a trust in the liquidation of ContiFinancial
            Corp. and its affiliates) (k) (Cost -- $10,856)...........     10,856
                                                                       ----------
           SUB-TOTAL INVESTMENTS(Cost -- $42,990,947)................. 43,134,511
                                                                       ----------


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



   Face
  Amount                            Security                              Value
----------------------------------------------------------------------------------
SHORT-TERM INVESTMENTS -- 26.2%
COMMERCIAL PAPER -- 14.4%
$2,250,000 DaimlerChrysler NA Holdings, yield 2.580% due 1/14/02......  $2,247,904
 2,250,000 Ford Motor Credit, yield 2.550% due 1/14/02................   2,247,928
 1,665,000 General Mills Corp., yield 2.520% due 1/11/02..............   1,663,835
 2,250,000 Mermaid Funding Corp., yield 2.450% due 1/14/02............   2,248,009
                                                                       -----------
           TOTAL COMMERCIAL PAPER(Cost -- $8,407,676).................   8,407,676
                                                                       -----------
REPURCHASE AGREEMENT (a) -- 11.8%
 6,860,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at
            maturity -- $6,860,609; (Fully collateralized by U.S.
            Treasury Notes and Bonds, 6.000% to 9.125% due 5/15/09 to
            8/15/20; Market value -- $6,997,229) (Cost -- $6,860,000).   6,860,000
                                                                       -----------
           TOTAL SHORT-TERM INVESTMENTS(Cost -- $15,267,676)..........  15,267,676
                                                                       -----------
           TOTAL INVESTMENTS -- 100%
           (Cost -- $58,258,623*)..................................... $58,402,187
                                                                       ===========

--------
(a) Securities with an aggregrated market value of $11,165,158 are segregated as collateral for mortgage dollar rolls and reverse repurchase agreements.
(b) Mortgage dollar roll (See Note 10).
(c) Security is issued on a to-be-announced basis (See Note 9).
(d) Interest only security.
(e) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transations that are exempt from registration, normally to qualified institutional buyers.
(f) Security is currently in default.
(g) Non-income producing security.
(h) Income accrual discontinued subsequent to year end.
(i) Rate shown reflects rate in effect at December 31, 2001 on instrument with variable rates or step coupon rates.
(j) Participation interests were acquired through the financial institutions indicated parenthetically.
(k) Security valued in accordance with fair valuation procedures.
 *  Aggregate cost for Federal income tax purposes is substantially the same.

    Abbreviations used in this schedule:
    ------------------------------------
    DCB   -- Debt Conversion Bonds.
    FLIRB -- From-Loaded Interest Reduction Bonds.
    FRB   -- Floating Rate Bonds.
    IAB   -- Interest Arrears Bonds.
    IRB   -- Interest Reduction Bonds.
    PDI   -- Past Due Interest.

                      See Notes to Financial Statements.

          Statement of Assets and Liabilities
          December 31, 2001

ASSETS:
  Investments, at value (Cost -- $42,990,947)..................................... $43,134,511
  Short-term investments, at amortized cost.......................................  15,267,676
  Cash............................................................................          64
  Dividend and interest receivable................................................     716,093
  Receivable for open forward foreign currency contracts (Note 6).................       4,760
  Deferred organization costs.....................................................       7,056
                                                                                   -----------
  Total Assets....................................................................  59,130,160
                                                                                   -----------
LIABILITIES:
  Payable for securities purchased................................................   6,215,918
  Reverse repurchase agreements...................................................   4,831,250
  Payable for Fund shares purchased...............................................   1,326,590
  Management fee payable..........................................................      27,853
  Payable for open forward foreign currency contracts (Note 6)....................       5,499
  Administration fee payable......................................................       1,967
  Payable to bank in foreign currency, at value (Cost -- $941)....................         806
  Interest payable................................................................          54
  Accrued expenses................................................................      81,870
                                                                                   -----------
  Total Liabilities...............................................................  12,491,807
                                                                                   -----------
Total Net Assets.................................................................. $46,638,353
                                                                                   ===========
NET ASSETS:
  Par value of capital shares..................................................... $     4,653
  Capital paid in excess of par value.............................................  46,911,320
  Undistributed net investment income.............................................     113,531
  Accumulated net realized loss from security transactions and foreign currencies.    (534,111)
  Net unrealized appreciation of investments and foreign currencies...............     142,960
                                                                                   -----------
Total Net Assets.................................................................. $46,638,353
                                                                                   ===========
Shares Outstanding................................................................   4,652,939
                                                                                   -----------
Net Asset Value, per share........................................................      $10.02
                                                                                   -----------



14


                      See Notes to Financial Statements.

          Statement of Operations
          For the Year Ended December 31, 2001

    INVESTMENT INCOME:
      Interest.................................................. $2,557,981
      Dividend..................................................      3,059
      Less: Interest expense....................................    (33,623)
                                                                 ----------
      Total Investment Income...................................  2,527,417
                                                                 ----------
    EXPENSES:
      Management fee (Note 2)...................................    275,352
      Audit and legal...........................................     28,600
      Shareholder communications................................     25,000
      Shareholder and system servicing fees.....................     22,585
      Administration fee (Note 2)...............................     18,357
      Custody...................................................     18,001
      Amortization of deferred organization costs...............      6,279
      Registration fees.........................................      5,284
      Directors' fees...........................................      4,250
      Other.....................................................      4,999
                                                                 ----------
      Total Expenses............................................    408,707
      Less: Management fee waiver (Note 2)......................    (41,570)
                                                                 ----------
      Net Expenses..............................................    367,137
                                                                 ----------
    Net Investment Income.......................................  2,160,280
                                                                 ----------
    REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
    AND FOREIGN CURRENCIES (NOTES 3 AND 6):
      Realized Loss From:
       Security transactions (excluding short-term securities)..   (299,502)
       Foreign currency transactions............................    (72,508)
                                                                 ----------
      Net Realized Loss.........................................   (372,010)
                                                                 ----------
      Change in Net Unrealized Appreciation From:
       Security transactions....................................    490,638
       Foreign currency transactions............................     35,925
                                                                 ----------
      Increase in Net Unrealized Appreciation...................    526,563
                                                                 ----------
    Net Gain on Investments and Foreign Currencies..............    154,553
                                                                 ----------
    Increase in Net Assets From Operations...................... $2,314,833
                                                                 ==========

                      See Notes to Financial Statements.

          Statements of Changes in Net Assets
          For the Years Ended December 31,


                                                                        2001         2000
                                                                     -----------  -----------
OPERATIONS:
  Net investment income............................................. $ 2,160,280  $ 1,479,574
  Net realized loss.................................................    (372,010)    (313,306)
  Increase in net unrealized appreciation...........................     526,563      325,513
                                                                     -----------  -----------
  Increase in Net Assets From Operations............................   2,314,833    1,491,781
                                                                     -----------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
  Net investment income.............................................  (1,853,222)  (1,474,245)
  Capital...........................................................          --      (11,135)
                                                                     -----------  -----------
  Decrease in Net Assets From Distributions to Shareholders.........  (1,853,222)  (1,485,380)
                                                                     -----------  -----------
FUND SHARE TRANSACTIONS (NOTE 14):
  Net proceeds from sale of shares..................................  28,146,991   13,086,862
  Net asset value of shares issued for reinvestment of dividends....   1,853,222    1,485,380
  Cost of shares reacquired.........................................  (9,002,700)  (6,108,496)
                                                                     -----------  -----------
  Increase in Net Assets From Fund Share Transactions...............  20,997,513    8,463,746
                                                                     -----------  -----------
Increase in Net Assets..............................................  21,459,124    8,470,147
NET ASSETS:
  Beginning of year.................................................  25,179,229   16,709,082
                                                                     -----------  -----------
  End of year*...................................................... $46,638,353  $25,179,229
                                                                     ===========  ===========
* Includes undistributed (overdistributed) net investment income of:    $113,531    $(144,313)
                                                                     ===========  ===========



                      See Notes to Financial Statements.

          Statement of Cash Flows
          For the Year Ended December 31, 2001


CASH FLOWS USED BY OPERATING ACTIVITIES:
  Purchases of long-term portfolio investments........................................ $(48,342,554)
  Proceeds from disposition of long-term portfolio investments and principal paydowns.   26,951,497
  Net purchase of short-term portfolio investments....................................   (5,799,962)
                                                                                       ------------
                                                                                        (27,191,019)
  Net investment income...............................................................    2,160,280
  Amortization of net premium/discount on investments.................................      (94,907)
  Amortization of organization expenses...............................................        6,280
  Interest on payment-in-kind bonds...................................................         (587)
  Net change in receivables/payables related to operations............................     (355,169)
                                                                                       ------------
  Net Cash Flows Used By Operating Activities.........................................  (25,475,122)
                                                                                       ------------
CASH FLOWS PROVIDED BY FINANCING ACTIVITIES:
  Reverse repurchase agreements.......................................................    4,831,250
  Net proceeds from sale of shares....................................................   28,155,000
  Cost of shares reacquired...........................................................   (7,680,853)
  Increase in dollar rolls transactions...............................................       19,402
  Proceeds from shares issued in reinvestment of dividends............................    1,853,222
  Dividends and distributions paid....................................................   (1,853,222)
                                                                                       ------------
  Net Cash Flows Provided By Financing Activities.....................................   25,324,799
                                                                                       ------------
Net Decrease in Cash..................................................................     (150,323)
Cash, Beginning of year...............................................................      149,581
                                                                                       ------------
Payable to Bank, End of year.......................................................... $       (742)
                                                                                       ============


                      See Notes to Financial Statements.

          Notes to Financial Statements

1. Organization and Significant Accounting Policies

Salomon Brothers Variable Strategic Bond Fund ("Fund"), is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek a high level of current income and secondarily capital appreciation. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Small Cap Growth Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on an accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses;
(i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from accounting principles generally accepted in the United States of America. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

Organization costs amounting to $31,250 were incurred with the organization of the Fund. These costs are being amortized ratably over a five year period from commencement of operations.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Company Inc., which, in turn, is a wholly owned subsidiary of Salomon Smith Barney Holdings Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly. Salomon Brothers Asset Management, Ltd. ("SBAM Ltd."), an affiliate of SBAM, provides certain advisory services to SBAM for the benefit of the Fund. SBAM Ltd. is compensated by SBAM at no additional expense of the Fund.

Notes to Financial Statements
(continued)


For the year ended December 31, 2001, SBAM waived a portion of its management fee amounting to $41,570.

SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney Inc. ("SSB"), another subsidiary of SSBH, replaced CFBDS, Inc. as the Fund's distributor. For the year ended December 31, 2001, SSB did not receive any brokerage commissions from the Fund.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

         Purchases:
            U.S. government agencies & obligations........ $18,734,175
            Other investment securities...................  29,719,898
                                                           -----------
                                                           $48,454,073
                                                           ===========
         Sales:
            U.S. government agencies & obligations........ $ 8,738,923
            Other investment securities...................  15,797,962
                                                           -----------
                                                           $24,536,885
                                                           ===========

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation........................ $1,111,292
Gross unrealized depreciation........................   (967,728)
                                                      ----------
Net unrealized appreciation.......................... $  143,564
                                                      ==========

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Reverse Repurchase Agreements

The Fund may enter into reverse repurchase agreements. A reverse repurchase agreement involves a sale by the Fund of securities that it holds with an agreement by the Fund to repurchase the same securities at an agreed upon price and date. A reverse repurchase agreement involves risk that the market value of the securities sold by the Fund may decline below the repurchase price of the securities. The Fund will establish a segregated account with its custodian, in which the Fund will maintain cash or other liquid securities with respect to the reverse repurchase agreements.

Notes to Financial Statements
(continued)



At December 31, 2001, the Fund had the following open reverse repurchase agreement:

   Face
  Amount                                           Security                                           Value
--------------------------------------------------------------------------------------------------------------

$4,831,250 Reverse Repurchase Agreement with UBS Warburg LLC, dated 12/28/01 bearing 0.100% to be repurchased at $4,831,317 on 1/2/02, collateralized by $5,000,000 U.S. Treasury Notes,
             3.500% due 11/15/06................................................................... $4,831,250
                                                                                                    ==========

During the year ended December 31, 2001, reverse repurchase agreement transactions for the Fund were as follows:

Maximum amount outstanding                                           $4,843,750
                                                                     ==========
Average amount outstanding                                           $1,351,204
                                                                     ==========

Interest rates on reverse repurchase agreements ranged from 0.10% to 5.10% during the year ended December 31, 2001 for the Fund. Interest expense on reverse repurchase agreements totaled $33,623.

6. Forward Foreign Currency Contracts

At December 31, 2001, the Fund had open forward foreign currency contracts as described below. The Fund bears the market risk that arises from changes in foreign currency exchange rates. The unrealized gain (loss) on the contracts reflected in the accompanying financial statements were as follows:

                                                       Local    Market  Settlement Unrealized
                                                      Currency  Value      Date    Gain (Loss)
Forward Foreign Currency Contracts                    -------- -------- ---------- -----------
To Buy:
  Danish Krone.......................................   32,490 $  3,885  1/31/02    $     (24)
  Euro...............................................  342,992  305,001  1/31/02           47
  Polish Zloty.......................................  300,000   75,195  1/31/02        1,899
                                                                                    ---------
                                                                                        1,922
                                                                                    ---------
To Sell:
  Danish Krone.......................................   32,490    3,885  1/31/02           (6)
  Euro...............................................  398,629  354,476  1/31/02        2,696
  Euro...............................................   23,000   20,452  1/31/02          118
                                                                                    ---------
                                                                                        2,808
                                                                                    ---------
Forward Foreign Cross Currency Contracts*
                                                        Market Value
To Buy:                                               -----------------
                                                                Polish
                                                        Euro    Zloty
                                                      -------- --------
Euro vs Polish Zloty................................. $ 69,726 $ 75,195  1/31/02       (5,469)
                                                                                    ---------

Net Unrealized Loss on Open Forward Foreign
 and Cross Currency Contracts                                                       $    (739)
                                                                                    =========

* Local Currency on Foreign Cross Currency Contracts:
                                                        Buy      Sell
                                                      -------- --------
  Buy Euro vs. Polish Zloty..........................   78,411  300,000

7. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

Notes to Financial Statements
(continued)



At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

During the year ended December 31, 2001, the Fund did not enter into any written covered call or put option contracts.

8. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

9. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a to-be-announced ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund held TBA securities with a total cost of $6,031,470.

10. Mortgage Dollar Roll Transactions

The Fund may enter into mortgage "dollar rolls" in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specific future date. The Fund is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the dollar roll and any gain or loss on the roll is deferred until disposition of the rolled security. The average monthly balance of dollar rolls outstanding during the year ended December 31, 2001 was approximately $7,193,000.

Notes to Financial Statements
(continued)



11. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

12. Loan Participations

The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund's investment in any such loan may be in the form of a participation in or an assignment of the loan.

In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the loan, nor any rights of set-off against the borrower, and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the lender that is selling the participation. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any set-off between the lender and the borrower.

At December 31, 2001, the Fund held loan participations with a total cost of $572,128.

13. Capital Loss Carryforward

At December 31, 2001, the Fund had for Federal income tax purposes approximately $461,000 of unused capital loss carryforwards available to offset future realized gains. To the extent that these capital carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed. The amount and expiration of the carryforwards are indicated below. Expiration occurs on December 31, of the year indicated:

                                                   2007    2008     2009
                                                  ------ -------- --------
 Capital loss carryforward                        $5,000 $134,000 $322,000

14. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                               Year Ended        Year Ended
                                            December 31, 2001 December 31, 2000
                                            ----------------- -----------------
 Shares sold...............................     2,772,813         1,317,555
 Shares issued on reinvestment of dividends       185,508           152,503
 Shares reacquired.........................      (887,564)         (618,343)
                                                ---------         ---------
 Net Increase..............................     2,070,757           851,715
                                                =========         =========

          Financial Highlights


For a share of capital stock outstanding throughout each year ended December 31, unless otherwise noted:

                                                   2001     2000      1999    1998(1)
                                                  -------  -------   -------  -------
Net Asset Value, Beginning of Year...............   $9.75    $9.66    $10.13   $10.00
                                                  -------  -------   -------  -------
Income (Loss) From Operations:
 Net investment income (2).......................    0.48     0.56      0.60     0.38
 Net realized and unrealized gain (loss).........    0.19     0.15     (0.56)    0.24
                                                  -------  -------   -------  -------
 Total Income From Operations....................    0.67     0.71      0.04     0.62
                                                  -------  -------   -------  -------
Less Distributions From:
 Net investment income...........................   (0.40)   (0.62)    (0.51)   (0.47)
 Net realized gains..............................      --       --        --    (0.01)
 Capital.........................................      --    (0.00)*      --    (0.01)
                                                  -------  -------   -------  -------
 Total Distributions.............................   (0.40)   (0.62)    (0.51)   (0.49)
                                                  -------  -------   -------  -------
Net Asset Value, End of Year.....................  $10.02    $9.75     $9.66   $10.13
                                                  =======  =======   =======  =======
Total Return (3).................................    6.91%    7.30%     0.37%    6.18%++
Net Assets, End of Year (000s)................... $46,638  $25,179   $16,709  $10,438
Ratios to Average Net Assets:
 Operating expenses (2)(4).......................    1.00%    1.00%     1.00%    1.00%+
 Interest expense................................    0.09       --        --       --
 Total expenses..................................    1.09     1.00      1.00     1.00+
 Net investment income...........................    5.88     7.39      7.19     6.23+
Portfolio Turnover Rate..........................      74%      74%      120%      84%

--------
(1)For the period from February 17, 1998 (commencement of operations) through December 31, 1998.
(2)SBAM has waived all or a portion of its management fees for the years ended December 31, 2001, 2000 and 1999 and the period ended December 31, 1998. In addition, SBAM has reimbursed the Fund for $2,558 for the period ended December 31, 1998. If such fees were not waived or expenses not reimbursed, the per share decrease in net investment income and the actual expense ratio would have been as follows:

                                              Expense Ratios (Including
                                 Decreases to            Interest Expense)
                             Net Investment Income    Without Fee Waiver and
                                   Per Share           Expense Reimbursement
                             ---------------------   -------------------------
2001 ........................       $0.01                     1.21%
2000 ........................        0.03                     1.39
1999 ........................        0.06                     1.48
1998 ........................        0.04                     1.79+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.

(4) As a result of a voluntary expense limitation, expense ratios, excluding interest expense, will not exceed 1.00%.
*   Amount represents less than $0.01 per share.
++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

          Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Variable Strategic Bond Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Strategic Bond Fund ("Fund") at December 31, 2001, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended and for the period February 17, 1998 (commencement of operations) through December 31, 1998, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.
We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 14, 2002

          Additional Information
          (unaudited)

Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about Investment Company directors and is available, without charge, upon request by calling the Investment Company transfer agent at 1-800-446-1013.

                                                                                                     Number of
                                                                                                    Investment
                                                                      Principal                      Companies        Other
                                                 Term of Office*    Occupation(s)                 in Fund Complex Directorships
                                Position(s) Held  and Length of        During                        Overseen        Held by
Name, Address and Age              with Fund       Time Served     Past Five Years                  by Director     Director
---------------------           ---------------- --------------- --------------------             --------------- -------------

NON-INTERESTED
DIRECTORS:

Carol L. Colman                  Director             Since      Consultant,                            7              N/A
Colman Consulting Co., Inc.                           1998       Colman
278 Hawley Road                                                  Consulting
North Salem, NY 10560
Age 56

Daniel P. Cronin                 Director             Since      Associate General                      7              N/A
Pfizer Inc.                                           1998       Counsel,
235 East 42nd Street                                             Pfizer, Inc.
New York, NY 10017
Age 55

INTERESTED DIRECTORS:

Heath B. McLendon                Director/            Since      Managing Director                      74        SBFM; TIA;
Salomon Smith Barney Inc.        Chairman             1998       of Salomon Smith                                 The Travelers
125 Broad Street, 9th Floor      Also serves as                  Barney Inc.                                      Investment
New York, NY 10004               President                       ("SSB"); President                               Management
Age 68                                                           and Director of                                  Company;
                                 Also serves as                  SBFM and                                         Trustee--Drew
                                 President                       Travelers                                        University;
                                                                 Investment                                       Advisory
                                                                 Adviser, Inc.                                    Director--M&T
                                                                 ("TIA")                                          Bank

*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone                 Senior Vice          Since      Managing Director                      N/A            N/A
Salomon Smith Barney Inc.        President and        1998       of SSB; Chief
125 Broad Street, 11th Floor     Treasurer                       Financial Officer of
New York, NY 10004                                               the Smith Barney
Age 44                                                           Mutual Funds;
                                                                 Director and
                                                                 Senior Vice
                                                                 President of SBFM
                                                                 and TIA

          Additional Information
          (unaudited) (continued)


                                                                                         Number of
                                                                                        Investment
                                                                         Principal       Companies        Other
                                                       Term of Office  Occupation(s)  in Fund Complex Directorships
                                      Position(s) Held and Length of      During         Overseen        Held by
Name, Address and Age                    with Fund      Time Served   Past Five Years   by Director     Director
---------------------                 ---------------- -------------- --------------- --------------- -------------

John B. Cunningham                     Executive Vice      Since         Managing           N/A            N/A
Salomon Brothers Asset Management Inc  President           1998          Director
("SBAM")                                                                 of SBAM
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies                      Executive Vice      Since         Managing           N/A            N/A
SBAM                                   President           1998          Director
388 Greenwich Street                                                     of SBAM
New York, NY 10013

Beth A. Semmel                         Executive Vice      Since         Managing           N/A            N/A
SBAM                                   President           1998          Director
388 Greenwich Street                                                     of SBAM
New York, NY 10013

Peter J. Wilby                         Executive Vice      Since         Managing           N/A            N/A
SBAM                                   President           1998          Director
388 Greenwich Street                                                     of SBAM
New York, NY 10013

George J. Williamson                   Executive Vice      Since         Director           N/A            N/A
SBAM                                   President           1998          of SBAM
388 Greenwich Street
New York, NY 10013

Christina T. Sydor                     Secretary           Since         Managing           N/A            N/A
Salomon Smith Barney Inc.                                  1998          Director
300 First Stamford Place                                                 of SSB;
Stamford, CT 06902                                                       General
Age 51                                                                   Counsel
                                                                         and
                                                                         Secretary
                                                                         of SBFM
                                                                         and TIA

Anthony Pace                           Controller          Since         Director           N/A            N/A
Salomon Smith Barney Inc.                                  1998          of SSB
125 Broad Street, 11th Floor
New York, NY 10014
Age 36

          Tax Information
          (unaudited)


A total of 15.52% of the ordinary dividends paid by the Fund from net investment income are derived from Federal obligations and may be exempt from taxation at the state level.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    8800 Tinicom Blvd., Suite 200
    Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN
DANIEL P. CRONIN
HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director,
    Smith Barney Fund Management LLC
    and Travelers Investment Adviser, Inc.

CHARLES F. BARBER, EMERITUS

Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROGER M. LAVAN
    Executive Vice President
DAVID J. SCOTT
    Executive Vice President
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

                            [LOGO] Salomon Brothers
                                   Asset Management

                388 GREENWICH STREET . NEW YORK, NEW YORK 10013

       [SALOMON BROTHERS
       Variable Series Funds Inc]


   Annual
   Report
   2001

   DECEMBER 31, 2001

..  SMALL CAP GROWTH FUND


                                   [GRAPHIC]

[GRAPHIC]

SALOMON BROTHERS VARIABLE SERIES FUNDS INC

Our Message to You


DEAR SHAREHOLDER:

Enclosed herein is the annual report for the Salomon Brothers Variable Small Cap Growth Fund ("Fund") for the year ended December 31, 2001./1/ This letter discusses general economic and market conditions as well as Fund highlights during the reporting period. A detailed summary of performance and current Fund holdings, along with audited financial statements for the period ended December 31, 2001, can be found in the appropriate sections that follow. We hope you find this report useful and informative.

INVESTMENT STRATEGY AND PERFORMANCE UPDATE

The Fund returned negative 7.22%/2/ for the period, outperforming the benchmark Russell 2000 Growth Index ("Russell 2000 Growth")/3/ which generated a return of negative 9.23% for the same period. Please note that past performance is not indicative of future results.

The Fund seeks long-term growth of capital. The Fund seeks to achieve its objective by investing primarily in securities of companies with market capitalizations/4/ similar to that of companies included in the Russell 2000 Growth.

We employ "bottom-up"/5/ fundamental research to identify what we believe are high quality, small growth companies that, in our view are expected to deliver sustainable revenue and earnings growth. The Fund targets overall earnings growth at least equal to that of the Russell 2000 Growth. We allow for flexibility, in that we do not think it is necessary to impose rigid boundaries in terms of sector weightings versus the Russell 2000 Growth.

--------
1 The Fund is an underlying investment option of various variable annuity products. A variable annuity product is a contract issued by an insurance company in which the annuity premium (a set amount of dollars) is immediately turned into a unit of a portfolio of securities. Upon retirement, the policyholder is paid according to accumulated units whose dollar value varies according to the performance of the securities within the subaccount. The objective of a variable annuity product is to preserve, through investment, the purchasing value of the annuity which otherwise is subject to erosion through inflation.
2 The performance return cited above does not reflect the reduction of initial charges and expenses imposed in connection with investing in variable annuity of contracts such as administrative fees, account charges and surrender charges, which if reflected, would reduce the performance of the Fund. Past performance is not indicative of future results.
3 The Russell 2000 Growth measures the performance of those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values. (A price-to-book ratio is the price of a stock compared to the difference between a company's assets and liabilities). Please note that an investor cannot invest directly in an index.
4 The Fund invests in companies with small market capitalizations, which may be more volatile than large capitalization stocks.
5 Bottom-up investing is a search for outstanding performance of individual stocks before considering the impact of economic trends.

We seek to focus on companies with strong, or significantly improving financials, including rising revenues and margins, return on equity, strong balance sheets, and the ability to internally fund their growth plans through operating cash flow. However, we do consider exceptions where we find outstanding growth opportunities and expect solid future profits. We also look for companies with very rapid growth profiles, based on multiples of estimated future cash flows or earnings, whose current price-to-earnings ratios ("P/E")/6/ are significantly higher than their growth rates or that are currently losing money. We believe these fast growing companies have potential to appreciate substantially, if our judgment is correct.

As growth investors, we are willing to "pay up" for the right fundamentals, but generally we try to buy a company's stock at a P/E at or below its earnings growth rate. We will sell on any material deterioration in fundamentals, or in those cases where stock appreciation causes an extreme overvaluation.

Key contributors to 2001 performance were healthcare companies, Ligand Pharmaceuticals, Inc., QLT Inc. and Aviron, as well as financial stocks, Commerce Bancorp, Inc. and Arthur J. Gallagher & Co. Also helping performance were basic industry issues PolyOne Corp. and OM Group, Inc.

Detractors to performance included technology issues Ulticom Inc., TranSwitch Corp., Celeritek, Inc. and Aeroflex Inc., as well as healthcare issues Genuity and Praecis Pharmaceuticals Inc. Also hurting performance were UnitedGlobalCom, Inc, Dobson Communications Corp. and Pegasus Communications Corp.

MARKET OVERVIEW AND PORTFOLIO HIGHLIGHTS

Although small cap stocks outperformed large cap stocks during a volatile year (e.g. the Russell 2000 Index ("Russell 2000")/7/ gained 2.49% versus a decline of 11.88% for the Standard & Poor's 500 Index ("S&P 500")/8/), our universe of small cap growth stocks sharply underperformed small cap core stocks, as measured by the Russell 2000. For the year ended December 31, 2001, the Russell 2000 Growth fell 9.23%, while the Russell 2000 returned 2.49%. While growth stocks spent the majority of the year in negative territory, the opposite was true for small cap core equities, and especially small cap value stocks.

--------
6 The P/E ratio is the price of a stock divided by its earnings per share.
7 The Russell 2000 measures the performance of the 2,000 smallest companies in the Russell 3000 Index, which represents approximately 8% of the total market capitalization of the Russell 3000 Index. Please note that an investor cannot invest directly in an index.
8 The S&P 500 is a market capitalization-weighted index of 500 widely held common stocks. Please note that an investor cannot invest directly in an index.

The first quarter was negative for the market, with only value stocks moderately in positive territory, but the second quarter was positive across the board. The weakening U.S. economy severely impacted sales and earnings for many growth companies, especially in the technology sector. However, as the U.S. Federal Reserve Board ("Fed") repeatedly cut the federal funds rate ("fed funds rate")/9/ target rate in an effort to revive the economy, investors began to look past the current economic and earnings weakness in cautious anticipation of improving fundamentals sometime in late 2001 or early 2002. This had an effect in the second quarter, with the market generating positive returns. The third quarter was marked by significant declines in the market, especially following the September 11/th/ attacks. The market did, however, rebound in the fourth quarter as investors became more confident of an economic recovery in 2002.

Within the benchmark Russell 2000 Growth, consumer cyclical, consumer staples and financials posted the strongest returns during the year. Energy stocks, which had been strong performers early in the year, were the largest decliners for the whole of 2001. Technology, communications, and healthcare stocks were also laggards, and the heavy weightings in technology and healthcare (making up almost 50% of the Russell 2000) significantly impacted the index's performance.

The Fund's outperformance versus the benchmark was driven both by asset allocation and security selection. Our underweight positions versus the benchmark in technology and healthcare stocks, as well as our overweight position in financial stocks, contributed positively to performance. The Fund's performance also benefited from stock selection in the capital goods, energy, basic industry, and healthcare sectors. Performance was hurt, however, by stock selection in the technology and communications sectors.

OUTLOOK

Considering that the economy entered a recession in March 2001 and accelerated its decline after the tragic terrorist attacks of September 11/th/, we view the market's performance for the year as remarkably resilient. Despite weaker fundamentals and the unwinding of the Internet bubble, valuations were high at the beginning of the year and remained high at the end of the year. We believe that the stock market, which is forward looking, is predicting an imminent and potentially vibrant economic recovery in the U.S.

In our opinion, an economic recovery will most likely happen in 2002 due to the huge amounts of monetary and fiscal stimulus the Fed and the U.S. government have provided. However, it does not seem likely that we will return to the heady days of the Internet bubble. This means that most stocks are looking for a level of earnings recovery that will most probably not happen for a long time. To further complicate the matter, we believe that if earnings do snap back sharply due to economic strength, interest rates will most likely rise significantly, pressuring the stock market.
--------

9 The fed funds rate is the interest rate that banks with excess reserves at a Federal Reserve district bank charge other banks that need overnight loans. The fed funds rate often points to the direction of U.S. interest rate.

We have been swapping out of stocks that ran up in price in the fourth quarter into companies that we believe have better valuations. Within technology, we have added to the software sector because we believe it offers better valuations versus hardware, and that it will benefit before hardware in a market recovery.

While we continue to underweight healthcare, the sector accounts for almost 20% of the portfolio. We continue to like biotech/pharmaceutical companies in late stage product development or which already have marketable products that are not licensed to corporate partners. We believe these companies remain some of the most attractive investment opportunities. Also, we still believe commercial pricing and acquisition opportunities in rural hospitals have the best growth prospects and favor an overweight stance. We remain overweight in financials companies and continue to be invested in reinsurance and insurance brokerage stocks that should benefit from an improving pricing cycle. We also maintain significant weightings in what we believe are high quality banks with exceptional franchises.

Thank you for your investment in the Salomon Brothers Variable Small Cap Growth Fund.

Sincerely,

/s/ Heath B. McLendon                        /s/ Ross S. Margolies
Heath B. McLendon                            Ross S. Margolies
Chairman                                     Executive Vice President
                                             Small Cap Growth Fund
                                             Team Leader

January 24, 2002

The information provided in this letter represents the opinion of the manager and is not intended to be a forecast of future events, a guarantee of future results or investment advice. Further, there is no assurance that certain securities will remain in or out of the Fund. Please refer to pages 6 through 8 for a list and percentage breakdown of the Fund's holdings. Also, please note that any discussion of the Fund's holdings is as of December 31, 2001 and is subject to change.

The following graph depicts the performance of the Small Cap Growth Fund versus the Russell 2000 Index and the Russell 2000 Growth Index. It is important to note that the Fund is a professionally managed mutual fund while the indexes are not available for investment and are unmanaged. The comparison is shown for illustrative purposes only.

 HISTORICAL PERFORMANCE (unaudited)
 SALOMON BROTHERS VARIABLE SMALL CAP GROWTH FUND
 Comparison of $10,000 Investment in the Fund with Russell 2000 Index and Russell 2000 Growth Index

                                    [CHART]

               Small Cap    Russell 2000   Russell 2000
              Growth Fund      Index       Growth Index
    11/8/99     10,000        10,000          10,000
    12/99       12,160        11,132          11,763
    12/00       14,194        10,796           9,125
    12/31/01    13,169        11,833           8,296

Past performance is not predictive of future performance. The graph does not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the performance shown.

 Historical Performance (unaudited)

                       Net Asset Value
                      -----------------
                      Beginning   End    Income   Capital Gain  Return of  Total
Year Ended             of Year  of Year Dividends Distributions  Capital  Returns+
----------------------------------------------------------------------------------
12/31/01               $13.57   $12.59    $0.00       $0.00       $0.00    (7.22)%
----------------------------------------------------------------------------------
12/31/00                12.16    13.57     0.00*       0.61        0.00*   16.73
----------------------------------------------------------------------------------
11/8/99** -- 12/31/99   10.00    12.16     0.00        0.00        0.00    21.60++
----------------------------------------------------------------------------------
Total                                     $0.00       $0.61       $0.00
----------------------------------------------------------------------------------

 Average Annual Total Returns+ (unaudited)

                   Year Ended 12/31/01                (7.22)%
                   ------------------------------------------
                   11/8/99** through 12/31/01         13.69
                   ------------------------------------------

 Cumulative Total Return+ (unaudited)

               11/8/99** through 12/31/01                  31.69%
               --------------------------------------------------

 + Assumes the reinvestment of all dividends and capital gains distributions at net asset value. Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
 ++Total return is not annualized, as it may not be representative of the total return for the year.
 * Amount represents less than $0.01 per share.
** Commencement of operations.

Schedule of Investments
December 31, 2001



      Shares                     Security                        Value
      -------------------------------------------------------------------
      COMMON STOCK -- 79.0%
      Basic Industries -- 7.6%
      19,000 AK Steel Holding Corp............................ $  216,220
       9,500 OM Group, Inc....................................    628,805
      29,500 PolyOne Corp.....................................    289,100
      15,500 Steel Dynamics, Inc.+............................    179,955
                                                               ----------
                                                                1,314,080
                                                               ----------
      Capital Goods -- 0.8%
       1,600 L-3 Communications Holdings, Inc.+...............    144,000
                                                               ----------
      Communications -- 4.2%
      35,300 Dobson Communications Corp., Class A Shares+.....    301,462
      12,400 Entravision Communications Corp., Class A Shares+    148,180
      45,800 Genuity Inc.+....................................     72,364
       5,400 Pegasus Communications Corp.+....................     56,214
      28,600 UnitedGlobalCom, Inc., Class A Shares+...........    143,000
                                                               ----------
                                                                  721,220
                                                               ----------
      Consumer Cyclicals -- 5.5%
       4,000 American Eagle Outfitters, Inc.+.................    104,680
       3,200 California Pizza Kitchen, Inc.+..................     79,200
       2,400 The Cheesecake Factory Inc.+.....................     83,448
       2,100 Chico's FAS, Inc.+...............................     83,370
       9,900 Dal-Tile International Inc.+.....................    230,175
       2,700 DeVry, Inc.+.....................................     76,815
       4,700 Fossil, Inc.+....................................     98,700
       2,400 MAXIMUS, Inc.+...................................    100,944
       1,000 The Neiman Marcus Group, Inc., Class A Shares+...     31,070
       1,600 On Assignment, Inc.+.............................     56,720
                                                               ----------
                                                                  945,122
                                                               ----------
      Consumer Non-Cyclicals -- 5.3%
       5,400 Coca-Cola Bottling Co., Consolidated++...........    204,444
       4,300 Hain Celestial Group, Inc.+......................    118,078
      17,200 Sinclair Broadcast Group, Inc., Class A Shares+..    162,712
       6,200 Wendy's International, Inc.......................    180,854
       6,200 The Yankee Candle Co., Inc.+.....................    140,492
       5,900 Young Broadcasting Inc., Class A Shares+.........    105,905
                                                               ----------
                                                                  912,485
                                                               ----------
      Energy -- 2.4%
       5,500 Paradigm Geophysical Ltd.+.......................     24,145
       2,800 Pogo Producing Co................................     73,556
       7,000 SEACOR SMIT Inc.+................................    324,800
                                                               ----------
                                                                  422,501
                                                               ----------
      Financial Services -- 12.1%
       4,700 Arthur J. Gallagher & Co.........................    162,103
       5,400 Banknorth Group, Inc.............................    121,608
       4,300 Brown & Brown Inc................................    117,390
       4,600 City National Corp...............................    215,510
       7,600 Commerce Bancorp, Inc............................    298,984
       1,500 Hilb, Rogal and Hamilton Co......................     84,075
       4,800 IPC Holdings, Ltd................................    142,080
       2,700 Legg Mason, Inc..................................    134,946
       4,400 Mercantile Bankshares Corp.......................    189,376



                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



        Shares                    Security                      Value
        ----------------------------------------------------------------
        Financial Services -- 12.1% (continued)
         5,500 PartnerRe Ltd.................................   $297,000
         3,800 W.P. Stewart & Co., Ltd.......................     99,560
         3,700 Waddell & Reed Financial, Inc., Class A Shares    119,140
         2,800 Westamerica Bancorporation....................    110,796
                                                              ----------
                                                               2,092,568
                                                              ----------
        Healthcare -- 19.5%
         2,800 3 Dimensional Pharmaceuticals, Inc.+..........     23,770
        20,700 DJ Orthopedics Inc.+..........................    275,310
         5,100 ICN Pharmaceuticals, Inc......................    170,850
         5,400 Inhale Therapeutic Systems, Inc.+.............    100,170
        29,900 Ligand Pharmaceuticals, Inc., Class B Shares+.    535,210
        23,500 Medarex, Inc.+................................    422,060
         5,300 ORATEC Interventions, Inc.+...................     34,291
         9,400 Pharmacopeia, Inc.+...........................    130,566
        46,700 PRAECIS Pharmaceuticals Inc.+.................    271,794
        12,800 Province Healthcare Co.+......................    395,008
        19,400 QLT Inc.+.....................................    492,954
         4,900 Respironics, Inc.+............................    169,736
         7,300 Specialty Laboratories, Inc.+.................    200,677
        10,400 The TriZetto Group, Inc.+.....................    136,448
                                                              ----------
                                                               3,358,844
                                                              ----------
        Real Estate Investment Trust -- 1.4%
         2,600 Alexandria Real Estate Equities, Inc..........    106,860
         4,200 PS Business Parks, Inc., Class A Shares.......    132,300
                                                              ----------
                                                                 239,160
                                                              ----------
        Technology -- 20.2%
        52,365 3Com Corp.+...................................    334,089
         2,600 ADTRAN, Inc.+.................................     66,352
        10,800 Advanced Digital Information Corp.+...........    173,232
         3,300 Advent Software, Inc.+........................    164,835
        13,700 Aeroflex Inc.+................................    259,341
         2,700 Amphenol Corp., Class A Shares+...............    129,735
         6,800 AsiaInfo Holdings, Inc.+......................    118,456
         4,300 Avocent Corp.+................................    104,275
        12,300 Axcelis Technologies, Inc.+...................    158,547
           300 Celeritek, Inc.+..............................      4,017
        10,900 CommScope, Inc.+..............................    231,843
         5,600 Entegris Inc.+................................     61,376
         7,900 I-many, Inc.+.................................     76,235
        13,000 i2 Technologies, Inc.+........................    102,700
        14,400 Insight Enterprises, Inc.+....................    354,240
         4,100 Intergregated Circuit Systems, Inc.+..........     92,619
         8,500 Lawson Software, Inc.+........................    133,875
         5,400 Mattson Technology, Inc.+.....................     47,574
         4,767 MKS Instruments, Inc.+........................    128,852
         5,600 Plexus Corp.+.................................    148,736
         8,800 Redback Networks Inc.+........................     34,760
         1,900 Semtech Corp.+................................     67,811
         5,500 SonicWALL, Inc.+..............................    106,920
         2,800 THQ Inc.+.....................................    135,716
         4,000 TranSwitch Corp.+.............................     18,000
         5,400 Ulticom, Inc.+................................     54,324


                      See Notes to Financial Statements.

Schedule of Investments
December 31, 2001 (continued)



     Shares                            Security                              Value
-------------------------------------------------------------------------------------
Technology -- 20.2% (continued)
       33,500 Viant Corp.+............................................... $    55,945
        8,400 Visual Networks, Inc.+.....................................      38,808
        4,900 Wind River Systems, Inc.+..................................      87,759
                                                                          -----------
                                                                            3,490,972
                                                                          -----------
              TOTAL COMMON STOCK(Cost -- $13,020,818)....................  13,640,952
                                                                          -----------

   Rights+
-------------
RIGHTS -- 0.0%
        2,800 Bank United Corp., Contingent Rights (Cost -- $703)........         280
                                                                          -----------
              SUB-TOTAL INVESTMENTS(Cost -- $13,021,521).................  13,641,232
                                                                          -----------

    Face
   Amount
-------------
REPURCHASE AGREEMENTS -- 21.0%
   $1,846,000 State Street Bank, 1.620% due 1/2/02; Proceeds at
               maturity -- $1,846,166; (Fully collateralized by U.S.
               Treasury Bonds, 6.000% due 2/15/26; Market
               value -- $1,887,830)......................................   1,846,000
    1,783,000 UBS Warburg LLC, 1.597% due 1/2/02; Proceeds at
               maturity -- $1,783,158; (Fully collateralized by U.S.
               Treasury Notes and Bonds, 6.000% to 9.125% due 5/15/09 to    1,783,000
               8/15/20; Market value -- $1,818,668)...................... -----------
              TOTAL REPURCHASE AGREEMENTS(Cost -- $3,629,000)............   3,629,000
                                                                          -----------
              TOTAL INVESTMENTS -- 100%(Cost -- $16,650,521*)............ $17,270,232
                                                                          ===========

--------
+  Non-income producing security.
++ Securities with an aggregate market value of $60,576 are segregated as collateral for open futures contracts commitments.
*  Aggregate cost for Federal income tax purposes is substantially the same.


                      See Notes to Financial Statements.

Statement of Assets and Liabilities
December 31, 2001

ASSETS:
  Investments, at value (Cost -- $13,021,521)............................................. $13,641,232
  Repurchase agreements, at value (Cost -- $3,629,000)....................................   3,629,000
  Cash....................................................................................         683
  Receivable for securities sold..........................................................     192,352
  Receivable for Fund shares sold.........................................................      36,583
  Dividends and interest receivable.......................................................       1,672
                                                                                           -----------
  Total Assets............................................................................  17,501,522
                                                                                           -----------

LIABILITIES:
  Payable for securities purchased........................................................     802,493
  Payable for Fund shares purchased.......................................................     326,033
  Management fee payable..................................................................       9,619
  Payable to broker -- variation margin...................................................       5,166
  Administration fee payable..............................................................         641
  Accrued expenses........................................................................      65,941
                                                                                           -----------
  Total Liabilities.......................................................................   1,209,893
                                                                                           -----------
Total Net Assets.......................................................................... $16,291,629
                                                                                           ===========

NET ASSETS:
  Par value of capital shares............................................................. $     1,294
  Capital paid in excess of par value.....................................................  16,419,040
  Accumulated net realized loss from security transactions, options and futures contracts.    (751,097)
  Net unrealized appreciation of investments and futures contracts........................     622,392
                                                                                           -----------
Total Net Assets.......................................................................... $16,291,629
                                                                                           ===========
Shares Outstanding........................................................................   1,293,583
                                                                                           -----------
Net Asset Value, per share................................................................      $12.59
                                                                                           -----------


                      See Notes to Financial Statements.

Statement of Operations
For the Year Ended December 31, 2001

INVESTMENT INCOME:
  Interest.................................................................... $  63,019
  Dividends...................................................................    54,212
                                                                               ---------
  Total Investment Income.....................................................   117,231
                                                                               ---------
EXPENSES:
  Management fee (Note 2).....................................................    88,106
  Audit and legal.............................................................    20,500
  Shareholder communications..................................................    18,699
  Custody.....................................................................    18,148
  Shareholder and system servicing fees.......................................    10,684
  Administration fee (Note 2).................................................     5,874
  Directors' fees.............................................................     4,250
  Registration fees...........................................................     2,499
  Other.......................................................................     3,501
                                                                               ---------
  Total Expenses..............................................................   172,261
                                                                               ---------
Net Investment Loss...........................................................   (55,030)
                                                                               ---------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
OPTIONS AND FUTURES CONTRACTS (NOTES 3, 5 AND 6):
  Realized Gain (Loss) From:
   Security transactions (excluding short-term securities)....................  (593,186)
   Options purchased..........................................................    (5,237)
   Futures contracts..........................................................    26,393
                                                                               ---------
  Net Realized Loss...........................................................  (572,030)
                                                                               ---------
  Change in Net Unrealized Appreciation of Investments and Futures Contracts:
   Beginning of year..........................................................   467,296
   End of year................................................................   622,392
                                                                               ---------
  Increase in Net Unrealized Appreciation.....................................   155,096
                                                                               ---------
Net Loss on Investments, Options and Futures Contracts........................  (416,934)
                                                                               ---------
Decrease in Net Assets From Operations........................................ $(471,964)
                                                                               =========


                      See Notes to Financial Statements.

Statements of Changes in Net Assets
For the Years Ended December 31,

                                                                     2001         2000
                                                                 ------------  -----------
OPERATIONS:
 Net investment loss............................................ $    (55,030) $   (10,679)
 Net realized gain (loss).......................................     (572,030)      89,057
 Increase in net unrealized appreciation........................      155,096      252,125
                                                                 ------------  -----------
 Increase (Decrease) in Net Assets From Operations..............     (471,964)     330,503
                                                                 ------------  -----------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
 Net investment income..........................................           --         (318)
 Net realized gains.............................................           --     (311,950)
 Capital........................................................           --         (932)
                                                                 ------------  -----------
 Decrease in Net Assets From Distributions to Shareholders......           --     (313,200)
                                                                 ------------  -----------
FUND SHARE TRANSACTIONS (NOTE 10):
 Net proceeds from sale of shares...............................   20,296,467    8,919,553
 Net asset value of shares issued for reinvestment of dividends.           --      291,347
 Cost of shares reacquired......................................  (12,596,594)  (1,965,309)
                                                                 ------------  -----------
 Increase in Net Assets From Fund Share Transactions............    7,699,873    7,245,591
                                                                 ------------  -----------
Increase in Net Assets..........................................    7,227,909    7,262,894

NET ASSETS:
 Beginning of year..............................................    9,063,720    1,800,826
                                                                 ------------  -----------
 End of year.................................................... $ 16,291,629  $ 9,063,720
                                                                 ============  ===========



                      See Notes to Financial Statements.

Notes to Financial Statements


1. Organization and Significant Accounting Policies

Salomon Brothers Variable Small Cap Growth Fund ("Fund") is a separate diversified investment portfolio of the Salomon Brothers Variable Series Funds Inc ("Series") whose primary investment objective is to seek long-term growth of capital. The Series, a Maryland corporation, is registered under the Investment Company Act of 1940, as amended ("1940 Act"), as an open-end management investment company and consists of this Fund and seven other investment portfolios: Salomon Brothers Variable Capital Fund, Salomon Brothers Variable Total Return Fund, Salomon Brothers Variable High Yield Bond Fund, Salomon Brothers Variable Strategic Bond Fund, Salomon Brothers Variable Investors Fund, Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund. As of December 31, 2001 the Salomon Brothers Variable U.S. Government Income Fund and Salomon Brothers Variable Asia Growth Fund have not yet commenced operations. The financial statements and financial highlights for the other investment portfolios are presented in separate shareholder reports. The Fund and the other investment portfolios of the Series are offered exclusively for use with certain variable annuity and variable life insurance contracts offered through the separate accounts of various life insurance companies and qualified pension and retirement plans.

The significant accounting policies consistently followed by the Fund are: (a) security transactions are accounted for on trade date; (b) securities traded on national securities markets are valued at the closing prices on such markets; securities traded in the over-the-counter market and securities for which no sales price was reported are valued at the mean of the current bid and asked prices; debt securities are valued using either prices or estimates of market values provided by market makers or independent pricing services; securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund; (c) securities maturing within 60 days are valued at cost plus accreted discount, or minus amortized premium, which approximates market value; (d) dividend income is recorded on the ex-dividend date; foreign dividend income is recorded on the ex-dividend date or as soon as practical after the Fund determines the existence of a dividend declaration after exercising reasonable due diligence; (e) interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis; (f) gains or losses on the sale of securities are calculated by using the specific identification method; (g) dividends and distributions to shareholders are recorded on the ex-dividend date; (h) the accounting records are maintained in U.S. dollars. All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. Differences between income and expense amounts recorded and collected or paid are recorded as currency gains or losses; (i) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At December 31, 2001, reclassifications were made to the Fund's capital accounts to reflect the permanent book/tax differences and income and gains available for distributions under income tax regulations. Accordingly, a portion of accumulated net investment loss amounting to $55,552 was reclassified to paid-in capital. Net investment income, net realized gains and net assets were not affected by these changes; (j) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve the Fund from substantially all Federal income and excise taxes; and (k) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

2. Management Agreement and Transactions with Affiliated Persons

Salomon Brothers Asset Management Inc ("SBAM"), a wholly owned subsidiary of Salomon Brothers Holding Co. Inc., which, in turn, is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), acts as investment manager to the Fund. Under the investment management agreement, the Fund pays an investment management fee calculated at the annual rate of 0.75% of its average daily net assets. This fee is calculated daily and paid monthly.

Notes to Financial Statements
(continued)


SBAM also acts as administrator to the Fund. As compensation for its services the Fund pays SBAM a fee calculated at an annual rate of 0.05% of its average daily net assets. This fee is calculated daily and paid monthly. SBAM has delegated its responsibilities as administrator to Smith Barney Fund Management LLC ("SBFM"), an affiliate of SBAM, pursuant to a Sub-Administration Agreement between SBAM and SBFM.

Effective June 1, 2001, Salomon Smith Barney, Inc. ("SSB"), another subsidiary SSBH, replaced CFBDS, Inc. as the Fund's distributor. For the year ended December 31, 2001, there were no brokerage commissions paid to SSB.

3. Investments

During the year ended December 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were as follows:

Purchases.................................................. $17,055,763
                                                            ===========
Sales...................................................... $10,675,246
                                                            ===========

At December 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation.............................. $  1,756,100
Gross unrealized depreciation..............................  (1,136,389)
                                                            ------------
Net unrealized appreciation................................ $    619,711
                                                            ============

4. Repurchase Agreements

When entering into repurchase agreements, it is each Fund's policy that the Fund take possession, through its custodian, of the underlying collateral and monitor the collateral's value at the time the agreement is entered into and on a daily basis during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

5. Options Contracts

The Fund may from time to time enter into options contracts. Premiums paid when put or call options are purchased by the Fund, represent investments, which are marked-to-market daily. When a purchased option expires, the Fund will realize a loss in the amount of the premium paid. When the Fund enters into a closing sales transaction, the Fund will realize a gain or loss depending on whether the proceeds from the closing sales transaction are greater or less than the premium paid for the option. When the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security and the proceeds from such sale will be decreased by the premium originally paid. When the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid.

At December 31, 2001, the Fund did not hold any purchased call or put option contracts.

Notes to Financial Statements
(continued)


When the Fund writes a call or put option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily. When a written option expires, the Fund realizes a gain equal to the amount of the premium received. When the Fund enters into a closing purchase transaction, the Fund realizes a gain or loss depending upon whether the cost of the closing transaction is greater or less than the premium originally received, without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is eliminated. When a written call option is exercised the proceeds of the security sold will be increased by the premium originally received. When a written put option is exercised, the amount of the premium originally received will reduce the cost of the security which the Fund purchased upon exercise. When written index options are exercised, settlement is made in cash.

The Fund enters into options for hedging purposes. The risk associated with purchasing options is limited to the premium originally paid. The risk in writing a covered call option is that the Fund gives up the opportunity to participate in any increase in the price of the underlying security beyond the exercise price. The risk in writing a put option is that the Fund is exposed to the risk of loss if the market price of the underlying security declines.

For the year ended December 31, 2001, the Fund did not enter into any written covered call or put option contracts.

6. Futures Contracts

Initial margin deposits made upon entering into futures contracts are recognized as assets. Securities equal to the initial margin amount are segregated by the custodian in the name of the broker. Additional securities are also segregated up to the current market value of the futures contracts. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are received or made and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract.

The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

At December 31, 2001, the Fund had the following open futures contracts:

                           # of
                         Contracts             Basis    Market  Unrealized
     Purchased Contracts  to Buy   Expiration  Value    Value      Gain
     ------------------- --------- ---------- -------- -------- ----------
        Russell 2000....     3        3/02    $731,269 $733,950   $2,681
                                                                  ======

7. Securities Traded on a When Issued Basis

The Fund may from time to time purchase securities on a when-issued basis. In a when-issued transaction, the Fund commits to purchasing securities which have not yet been issued by the issuer. Securities purchased on a when-issued basis, are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into the when-issued transaction, cash or other liquid securities are segregated to cover the amount of the purchase price of the when-issued security. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any when-issued securities.

Notes to Financial Statements
(continued)


8. Securities Traded on a To-Be-Announced Basis

The Fund may trade securities on a "to-be-announced" ("TBA") basis. In a TBA transaction, the Fund commits to purchasing or selling securities for which specific information is not yet known at the time of the trade, particularly the face amount and maturity date in Government National Mortgage Association ("GNMA") and other government agency transactions. Securities purchased on a TBA basis are not settled until they are delivered to the Fund, normally 15 to 45 days later. Beginning on the date the Fund enters into a TBA transaction, cash or other liquid securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At December 31, 2001, the Fund did not hold any TBA securities.

9. Lending of Securities

The Fund may lend its securities to brokers, dealers and other financial organizations. The Fund has an agreement with its custodian whereby the custodian may lend securities owned by the Fund to brokers, dealers and other financial organizations. Fees earned by the Fund on securities lending are recorded in interest income. Loans of securities by the Fund are collateralized by cash or other liquid securities that are maintained at all times in an amount at least equal to the current market value of the loaned securities, plus a margin which may vary depending on the type of securities loaned. The custodian establishes and maintains the collateral in a segregated account. The Fund maintains exposure for the risk of any losses in the investment of amounts received as collateral.

At December 31, 2001, the Fund did not have any securities on loan.

10. Capital Loss Carryforwards

At December 31, 2001, the Fund had, for Federal income tax purposes, approximately $392,000 of capital loss carryforwards available to offset future capital gains, expiring in 2009. To extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

11. Capital Stock

At December 31, 2001, the Series had 10,000,000,000 shares of capital stock authorized with a par value of $0.001 per share. Each share represents an equal proportionate interest and has an equal entitlement to any dividends and distributions made by the Fund.

Transactions in shares were as follows:

                                               Year Ended        Year Ended
                                            December 31, 2001 December 31, 2000
                                            ----------------- -----------------
 Shares sold...............................     1,717,408          634,210
 Shares issued on reinvestment of dividends            --           21,643
 Shares reacquired.........................    (1,091,797)        (135,921)
                                               ----------         --------
 Net Increase..............................       625,611          519,932
                                               ==========         ========

Financial Highlights


For a share of capital stock outstanding for each year ended December 31, unless otherwise noted:

                                            2001      2000    1999(1)
                                           -------   ------   -------
Net Asset Value, Beginning of Year........ $ 13.57   $12.16   $10.00
                                           -------   ------   ------
Income (Loss) From Operations:
 Net investment income (loss) (2).........   (0.04)   (0.02)    0.00*
 Net realized and unrealized gain (loss)..   (0.94)    2.04     2.16
                                           -------   ------   ------
 Total Income (Loss) From Operations......   (0.98)    2.02     2.16
                                           -------   ------   ------
Less Distributions From:
 Net investment income....................      --    (0.00)*     --
 Net realized gains.......................      --    (0.61)      --
 Capital..................................      --    (0.00)*     --
                                           -------   ------   ------
 Total Distributions......................      --    (0.61)      --
                                           -------   ------   ------
Net Asset Value, End of Year.............. $ 12.59   $13.57   $12.16
                                           =======   ======   ======
Total Return (3)..........................   (7.22)%  16.73%   21.60%++
Net Assets, End of Year (000s)............ $16,292   $9,064   $1,801
Ratios to Average Net Assets:
 Expenses (2)(4)..........................    1.47%    1.50%    1.50%+
 Net investment income (loss).............   (0.47)   (0.23)    0.16+
Portfolio Turnover Rate...................     102%     109%      16%

--------
(1) For the period from November 8, 1999 (commencement of operations) through December 31, 1999.
(2) SBAM has waived all or part of its management fees the year ended December 31, 2000 and the period ended December 31, 1999. In addition, SBAM has reimbursed the Fund for $12,692 and $27,494 in expenses for the year ended December 31, 2000 and the period ended December 31, 1999, respectively. If such fees were not waived and expenses not reimbursed, the per share (increase) decrease in net investment income (loss) and the actual expense ratio would have been as follows:

                           (Increase) Decrease to  Expense Ratios Without
                               Net Investment        Fee Waivers and/or
                           Income (Loss) Per Share Expense Reimbursements
                           ----------------------- ----------------------
       2000...............         $(0.07)                  2.52%
       1999...............           0.20                  16.36+

(3) Total returns do not reflect expenses associated with the separate account such as administrative fees, account charges and surrender charges which, if reflected, would reduce the total returns for all periods shown. Total returns may also reflect a voluntary expense limitation imposed by Salomon Brothers Asset Management Inc to limit total Fund operating expenses. Absent this expense limitation, total returns for the Fund would be lower. Expense limitations may be revised or terminated.
(4) As a result of a voluntary expense limitation, expense ratios will not exceed 1.50%.
 *  Amount represents less than $0.01 per share.
 ++ Total return is not annualized, as it may not be representative of the total return for the year.
 +  Annualized.

Report of Independent Accountants


To the Board of Directors and Shareholders of Salomon Brothers Variable Small Cap Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Salomon Brothers Variable Small Cap Growth Fund ("Fund") at December 31, 2001, and the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the years in the two-year period then ended and for the period from November 8, 1999 (commencement of operations) through December 31, 1999, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2001 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, NY
February 11, 2002

          Additional Information
          (unaudited)



Information about Directors and Officers

The business and affairs of the Salomon Brothers Variable Series Funds Inc. ("Investment Company") are managed under the direction of the Board of Directors. Information pertaining to the Directors and Officers of the Investment Company is set forth below. The Statement of Additional Information includes additional information about fund directors and is available, without charge, upon request by calling the fund's transfer agent at 1-800-446-1013.

                                                                                      Number of
                                                                                     Investment
                                                                 Principal            Companies
                             Position(s)  Term of Office*      Occupation(s)       in Fund Complex       Other
                              Held with    and Length of        During Past           Overseen       Directorships
Name, Address, and Age          Fund        Time Served         Five Years           by Director    Held by Director
----------------------       ------------ --------------- ------------------------ --------------- ------------------

NON-INTERESTED
DIRECTORS:

Carol L. Colman              Director       Since 1998    Consultant, Coleman             7               N/A
Colman Consulting Co., Inc.                               Consulting
278 Hawley Road
North Salem, NY 10560
Age 56

Daniel P. Cronin             Director       Since 1998    Associate General               7               N/A
Pfizer Inc.                                               Counsel, Pfizer, Inc.
235 East 42nd Street
New York, NY 10017
Age 55

INTERESTED DIRECTORS:

Heath B. McLendon            Director/      Since 1998    Managing Director of           74        SBFM; TIA; The
Salomon Smith Barney Inc.    Chairman                     Salomon Smith Barney                     Travelers
125 Broad Street, 9th Floor                               Inc. ("SSB"); President                  Investment
New York, NY 10004           Also serves                  and Director of SBFM                     Management
Age 68                       as President                 and Travelers                            Company; Trustee-
                                                          Investment Adviser, Inc                  Drew University;
                                                          ("TIA")                                  Advisory Director-
                                                                                                   M&T Bank

*Directors are elected until the Investment Company's next annual meeting and until their successors are elected and qualified.

OFFICERS:

Lewis E. Daidone             Senior Vice    Since 1998    Managing Director of           N/A              N/A
Salomon Smith Barney Inc.    President                    SSB; Chief Financial
125 Broad Street, 11th Floor and                          Officer of the Smith
New York, NY 10004           Treasurer                    Barney Mutual Funds;
Age 44                                                    Director and Senior Vice
                                                          President of SBFM and
                                                          TIA



                      See Notes to Financial Statements.

          Additional Information

                                                                          Number of
                                                                         Investment
                                                         Principal        Companies
                          Position(s) Term of Office   Occupation(s)   in Fund Complex      Other
                           Held with  and Length of     During Past       Overseen      Directorships
Name, Address, and Age       Fund      Time Served      Five Years       by Director   Held by Director
----------------------    ----------- -------------- ----------------- --------------- ----------------

John B. Cunningham        Executive     Since 1998   Managing Director       N/A             N/A
Salomon Brothers Asset    Vice                       of SBAM
Management Inc            President
("SBAM")
388 Greenwich Street
New York, NY 10013
Age 37

Ross S. Margolies         Executive     Since 1998   Managing Director       N/A             N/A
SBAM                      Vice                       of SBAM
388 Greenwich Street      President
New York, NY 10013

Beth A. Semmel            Executive     Since 1998   Managing Director       N/A             N/A
SBAM                      Vice                       of SBAM
388 Greenwich Street      President
New York, NY 10013

Peter J. Wilby            Executive     Since 1998   Managing Director       N/A             N/A
SBAM                      Vice                       of SBAM
388 Greenwich Street      President
New York, NY 10013

George J. Williamson      Executive     Since 1998   Director of SBAM        N/A             N/A
SBAM                      Vice
388 Greenwich Street      President
New York, NY 10013

Christina T. Sydor        Secretary     Since 1998   Managing Director       N/A             N/A
Salomon Smith Barney Inc.                            of SSB; General
300 First Stamford Place                             Counsel and
Stamford, CT 06902                                   Secretary of SBFM
Age 51                                               and TIA

Anthony Pace              Controller    Since 1998   Director of SSB         N/A             N/A
Salomon Smith Barney Inc.
125 Broad Street
New York, NY 10004
Age 37



                      See Notes to Financial Statements.

Salomon Brothers Variable Series Funds Inc

INVESTMENT MANAGER
    Salomon Brothers Asset Management Inc
    388 Greenwich Street
    New York, New York 10013

CUSTODIAN
    PFPC Trust Company
    8800 Tinicum Blvd.
    Suite 200
    Philadelphia, Pennsylvania 19153

LEGAL COUNSEL
    Simpson Thacher & Bartlett
    425 Lexington Avenue
    New York, New York 10017

INDEPENDENT ACCOUNTANTS
    PricewaterhouseCoopers LLP
    1177 Avenue of the Americas
    New York, New York 10036

Directors
CAROL L. COLMAN

DANIEL P. CRONIN

HEATH B. MCLENDON
    Chairman and President;
    Managing Director, Salomon Smith Barney Inc.
    President and Director, Smith Barney Fund Management LLC and Travelers Investment Advisers, Inc.
CHARLES F. BARBER, EMERITUS
Officers
HEATH B. MCLENDON
    Chairman and President
LEWIS E. DAIDONE
    Executive Vice President and Treasurer
ROSS S. MARGOLIES
    Executive Vice President
BETH A. SEMMEL
    Executive Vice President
PETER J. WILBY
    Executive Vice President
GEORGE J. WILLIAMSON
    Executive Vice President
JOHN B. CUNNINGHAM
    Vice President
ANTHONY PACE
    Controller
CHRISTINA T. SYDOR
    Secretary

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